UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21417

Virtus Dividend, Interest & Premium Strategy Fund

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-270-7788

Date of fiscal year end: January 31

Date of reporting period: January 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

ANNUAL REPORT

January 31, 2023
Virtus Artificial Intelligence & Technology Opportunities Fund (AIO)
Virtus Convertible & Income 2024 Target Term Fund (CBH)
Virtus Convertible & Income Fund (NCV)
Virtus Convertible & Income Fund II (NCZ)
Virtus Diversified Income & Convertible Fund (ACV)
Virtus Dividend, Interest & Premium Strategy Fund (NFJ)
Virtus Equity & Convertible Income Fund (NIE)

Not FDIC Insured • No Bank Guarantee • May Lose Value

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN
The Board of Trustees (the “Board,” or the “Trustees”) of the Virtus Artificial Intelligence & Technology Opportunities Fund (“AIO”), Virtus Diversified Income & Convertible Fund (“ACV”), Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”), and Virtus Equity & Convertible Income Fund (“NIE”) (each individually a “Fund” or collectively “Funds”) have adopted a Managed Distribution Plan (the “Plan”). The Plan currently provides for AIO and ACV to make a monthly distribution at a rate of $0.15 per share and $0.18 per share, respectively. The Plan currently provides for NFJ and NIE to make a quarterly distribution at a rate of $0.245 per share and $0.50 per share, respectively. Under the terms of the Plan, the Funds seek to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Plan had no effect on the Funds meeting their principal strategies during the most recent fiscal period and is not expected to have such an effect in future periods.
If a Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
You should not draw any conclusions about a Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Plan.
The amounts and sources of distributions reported in a Fund’s notices issued pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment results during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.
The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.
Information on each Fund is available through the closed-end fund section on the web at
www.Virtus.com. Section 19(a) notices are posted on the website at:
https://www.virtus.com/AIO
https://www.virtus.com/ACV
https://www.virtus.com/NFJ
https://www.virtus.com/NIE

MESSAGE TO SHAREHOLDERS
To Virtus Closed-End Fund Shareholders:
Enclosed is your annual report, which reviews the performance of your Fund for the 12 months ended January 31, 2023.
The 12-month period was challenging for investors, as stock and bond markets wrestled with persistently higher inflation, rising interest rates and the ongoing war in Ukraine. The Federal Reserve (the “Fed”) was committed to tamping down rising prices, and implemented several interest rate increases in an effort to accomplish that goal. Investors swung from fears of inflation for much of the year to fears of recession as the reporting period came to a close.
Domestic and international equity indexes posted negative returns for the 12 months ended January 31, 2023. U.S. large-capitalization stocks declined 8.22%, as measured by the S&P 500® Index, while small-cap stocks were down 3.38%, as measured by the Russell 2000® Index. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), lost 2.83%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), declined 12.12%.
In fixed income markets, the yield on the 10-year Treasury rose sharply to 3.52% on January 31, 2023, from 1.79% on January 31, 2022. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, was down 8.36% for the 12-month period, while non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, were down 5.22%.
Please call us at 1-866-270-7788 if you have questions about your fund or account. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President and Chief Executive Officer, Virtus Closed-End Funds
March 2023
Refer to the Manager’s Discussion section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

AIO, CBH, NCV, NCZ, ACV, NFJ and NIE
MANAGER’S DISCUSSION OF MARKET PERFORMANCE (Unaudited)
January 31, 2023
Manager Comments – Voya Investment Management Co. LLC (Voya IM)
Effective July 25, 2022, the portfolio management team under Allianz Global Investors U.S. LLC transitioned to Voya Investment Management Co. LLC (“Voya IM”) and continues to manage the Funds. As the asset management business of Voya Financial (NYSE: VOYA), Voya IM seeks to understand and anticipate client needs, delivering differentiated solutions across public and private fixed income, equity, and multi-asset platforms, including private markets and alternatives. The following commentary is provided by the portfolio team at Voya IM and covers the Funds’ performance for the year ended January 31, 2023.
How did the markets perform during the Funds’ fiscal year ended January 31, 2023?
Markets fell sharply over the 12 months ended January 31, 2023, as the Federal Reserve (the “Fed”) rapidly raised interest rates in an effort to combat inflation. Downward revisions to earnings projections and cautious corporate management outlooks were among many other macroeconomic factors that dampened investor sentiment. Apart from the labor market, which remained resilient, economic data generally weakened. Against this backdrop, the U.S. dollar and Treasury yields rose sharply, and multiple yield curves inverted, meaning that the yields on longer-term bonds dropped below the yields on shorter-term bonds with the same risk profile.
In 2022, risk assets recorded their largest annual declines since 2008. The S&P 500® Index returned -18.11%, while convertible securities and high yield bonds returned -18.71% and -11.22%, respectively, as measured by the ICE BofA All U.S. Convertibles Index and the ICE BofA U.S. High Yield Index. Weakness was not isolated to these markets, however. Investments that are typically viewed as less risky such as investment grade credit and 10-year U.S. Treasuries returned -15.44% and -16.28%, respectively, for the 12-month period. In contrast to these double-digit declines, leveraged loans finished the fiscal year with a gain.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 19.

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND (AIO)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2023
About the Fund:
Artificial Intelligence & Technology Opportunities Fund’s (NYSE: AIO) (the “Fund”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to borrow at short-term rates and seek to invest at higher yields on its investments. As of January 31, 2023, the Fund’s leverage consisted of $130.0 million of borrowings made pursuant to margin financing and/or securities lending, which represented approximately 15% of the Fund’s total assets.
Manager Comments – Voya Investment Management (Voya IM)
Effective July 25, 2022, the portfolio management team under Allianz Global Investors U.S. LLC transitioned to Voya Investment Management Co. LLC (“Voya IM”) and continues to manage the Fund. As the asset management business of Voya Financial (NYSE: VOYA), Voya IM seeks to understand and anticipate client needs, delivering differentiated solutions across public and private fixed income, equity, and multi-asset platforms, including private markets and alternatives.  The following commentary is provided by the portfolio team at Voya IM and covers the Fund’s performance for the period ended January 31, 2023.
What factors affected the Fund’s performance during its fiscal year?*
For the 12 months ended January 31, 2023, the Fund’s net asset value (NAV) returned -10.03%, while its market price returned -18.42%. For the same period, the Fund’s composite benchmark, which consists of 50% MSCI All Country World Index (net) (representing equities) and 50% ICE BofA U.S. Convertibles Index (representing convertible securities), returned -7.85%. The underlying indexes returned -7.99% for equities and -7.96% for convertibles. During the reporting period, the benchmark was changed from the MSCI All Country World Index (net) to the composite benchmark to better align with the Fund’s asset class weightings.
In the Fund’s equity portfolio, relative outperformance during the period was driven by stock selection and industry positioning. Stock selection in the health care equipment & services and technology hardware industries contributed to relative performance. Conversely, stock selection in the banks and the pharmaceuticals, biotechnology & life sciences industries detracted from relative performance. From an industry allocation perspective, the Fund’s allocation to the health care industry contributed to relative performance, while the allocation to the information technology industry detracted from relative performance.
Convertible securities were negatively impacted by widening credit spreads, which indicated that investors were demanding a higher additional yield above the risk-free rate, and falling equity prices. Within the Fund’s convertible securities allocation, technology, consumer discretionary, and media detracted the most from performance due to concerns about slowing growth in these industries. Conversely, exposure to the telecommunications and industrials industries positively contributed to performance.
With respect to credit, the Fund’s allocation to high yield corporate bonds helped dampen downside volatility. As with convertibles, bonds issued by technology and media companies were under the most pressure, followed by gaming holdings. In contrast, capital goods, personal & household products, and support services positions benefited the Fund.
*Please refer to page 2 for the Manager’s Discussion of Market Performance.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 19.

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND (AIO)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2023
Average Annual Total Returns1 for periods ended 1/31/23

	1 Year	Since Inception 10/31/19
Net Asset Value[1,2]	-10.03%	11.94%
Market Value[1,2]	-18.42%	8.19%
Composite: 50% MSCI All Country World Index (net)/ 50% ICE BofA U.S. Convertibles Index[1,3,4]	-7.85%	9.64% [5]
MSCI All Country World Index (net)[1,3]	-7.99%	7.84% [5]
ICE BofA U.S. Convertibles Index[1,3]	-7.96%	11.22% [5]
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund made on October 31, 2019 (inception date of the Fund) for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
[4]	During the reporting period, the benchmark was changed from the MSCI All Country World Index (net) to the composite benchmark to better align with the Fund’s asset class weightings.
[5]	The since inception index return is from the Fund’s inception date.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 19.

CONVERTIBLE & INCOME 2024 TARGET TERM FUND (CBH)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2023
About the Fund:
Convertible & Income 2024 Target Term Fund’s (NYSE: CBH) (the “Fund”) investment objectives are to provide a high level of income and to return at least $9.835 per common share (the original net asset value per common share before deducting offering costs of $0.02 per share) to holders of common shares on or about September 1, 2024. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to borrow at short-term rates and seek to invest at higher yields on its investments. As of January 31, 2023, the Fund’s leverage consisted of $69.7 million of borrowings made pursuant to margin financing and/or securities lending, which represented approximately 28% of the Fund’s total assets.
What factors affected the Fund’s performance during its fiscal year?*
For the fiscal year ended January 31, 2023, the Fund’s net asset value (NAV) returned 1.51%, while its market price returned -2.18%. For the same period, the Fund’s composite benchmark, which consists of 40% ICE BofA U.S. Convertibles Index (representing convertible securities), 45% ICE BofA U.S. High Yield BB-B Constrained Index (representing high yield bonds), and 15% Credit Suisse Leveraged Loan Index (representing leveraged loans), returned -5.03%. The underlying indexes returned -7.96% for convertible securities, -4.64% for high yield bonds, and 1.12% for leveraged loans.
The Fund delivered a high level of monthly income during the 12 months ended January 31, 2023. With respect to performance, the Fund held up well despite the selloff across most risk assets. Convertible security exposure posted a positive return despite widening credit spreads, which indicated that investors were demanding a higher additional yield above the risk-free rate, and falling equity prices, which pressured the broader market. Within the Fund’s convertible securities allocation, all industries positively contributed to performance except for health care, which finished negligibly lower.
The Fund’s high yield bond allocation was also a source of strength. The financial services, recreation & travel, and packages industries had the greatest impact on performance. Media content was the only industry that notably detracted.
Bank loans delivered the strongest performance among the Fund’s three allocations. Technology, support services, and cable & satellite TV were additive to Fund returns, while theaters & entertainment hindered performance.
*Please refer to page 2 for the Manager’s Discussion of Market Performance.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 19.

CONVERTIBLE & INCOME 2024 TARGET TERM FUND (CBH)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2023
Average Annual Total Returns1 for periods ended 1/31/23

	1 Year	5 Years	Since Inception 6/29/17
Net Asset Value[1,2]	1.51% [3]	5.57%	5.52%
Market Value[1,2]	-2.18%	6.87%	4.87%
Composite: 40% ICE BofA U.S. Convertibles/ 45% ICE BofA U.S. High Yield BB-B Constrained/ 15% Credit Suisse Leveraged Loan Index [1,4]	-5.03%	5.89%	6.21%
ICE BofA U.S. Convertibles Index[1,4]	-7.96%	9.85%	10.39% [5]
ICE BofA U.S. High Yield BB-B Constrained Index[1,4]	-4.64%	2.95%	3.13% [5]
Credit Suisse Leveraged Loan Index[1,4]	1.12%	3.54%	3.77% [5]
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund made on June 29, 2017 (inception date of the Fund) for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
[3]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[4]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
[5]	The since inception index return is from the Fund’s inception date.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 19.

CONVERTIBLE & INCOME FUND (NCV)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2023
About the Fund:
Virtus Convertible & Income Fund’s (NYSE: NCV) (the “Fund”) investment objective is to provide total return through a combination of capital appreciation and high current income. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to have a blended capital structure combining long-term fixed rates and short-term variable rates which allows the Fund to seek to enhance the yields on its investments. As of January 31, 2023, the Fund’s leverage consisted of $270.0 million of borrowings made pursuant to a combination of longer-term preferred shares and margin financing, which represented approximately 41% of the Fund’s total assets.
What factors affected the Fund’s performance during its fiscal year?*
For the fiscal year ended January 31, 2023, the Fund’s net asset value (NAV) returned -17.30%, while its market price returned -15.20%. For the same period, the Fund’s composite benchmark, which consists of 60% ICE BofA U.S. Convertibles Index (representing convertible securities) and 40% ICE BofA U.S. High Yield Index (representing high yield bonds), returned -6.78%. The underlying indexes returned -7.96% for convertible securities and -5.14% for high yield bonds. During the reporting period, the benchmark was changed from 50% ICE BofA U.S. Convertibles Index and 50% ICE BofA U.S. High Yield Index to 60% ICE BofA U.S. Convertibles Index and 40% ICE BofA U.S. High Yield Index to better align with the Fund’s asset class weightings.
 With respect to performance, the Fund participated in the selloff across risk assets, with most holdings detracting from performance for the period. Convertible securities were negatively impacted by widening credit spreads, which indicated that investors were demanding a higher additional yield above the risk-free rate, and falling equity prices. Within the Fund’s convertible securities allocation, technology, consumer discretionary, financials, and media detracted the most from performance due to concerns about slowing growth in these industries. Conversely, exposure to the energy, telecommunications, health care, and industrials industries positively contributed to performance.
 With respect to credit, the Fund’s allocation to high yield corporate bonds was also a source of weakness, but held up better than convertible securities, which helped to dampen the Fund’s downside volatility. Bonds issued by health care, media content, cable & satellite TV, and technology companies detracted the most from performance, while financial services, aerospace, personal & household products, and utilities positions benefited the Fund.
 *Please refer to page 2 for the Manager’s Discussion of Market Performance.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 19.

CONVERTIBLE & INCOME FUND (NCV)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2023
Average Annual Total Returns1 for periods ended 1/31/23

	1 Year	5 Years	10 Years
Net Asset Value[1,2]	-17.30%	0.97%	3.84%
Market Value[1,2]	-15.20%	-0.45%	3.28%
Composite: 60% ICE BofA U.S. Convertibles/ 40% ICE BofA U.S. High Yield Index[1,3,4]	-6.78%	7.08%	7.84%
ICE BofA U.S. Convertibles Index[1,3]	-7.96%	9.85%	10.21%
ICE BofA U.S. High Yield Index[1,3]	-5.14%	2.77%	4.20%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
[4]	During the reporting period, the benchmark was changed from 50% ICE BofA U.S. Convertibles Index and 50% ICE BofA U.S. High Yield Index to 60% ICE BofA U.S. Convertibles Index and 40% ICE BofA U.S. High Yield Index to better align with the Fund’s asset class weightings.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 19.

CONVERTIBLE & INCOME FUND II (NCZ)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2023
About the Fund:
Convertible & Income Fund II’s (NYSE: NCZ) (the “Fund”) investment objective is to provide total return through a combination of capital appreciation and high current income. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to have a blended capital structure combining long-term fixed rates and short-term variable rates which allows the Fund to seek to enhance the yields on its investments. As of January 31, 2023, the Fund’s leverage consisted of $204.0 million of borrowings made pursuant to a combination of longer-term preferred shares and margin financing, which represented approximately 41% of the Fund’s total assets.
What factors affected the Fund’s performance during its fiscal year?*
For the fiscal year ended January 31, 2023, the Fund’s net asset value (NAV) returned -17.84%, while its market price returned -17.85%. For the same period, the Fund’s composite benchmark, which consists of 60% ICE BofA U.S. Convertibles Index (representing convertible securities) and 40% ICE BofA U.S. High Yield Index (representing high yield bonds), returned -6.78%. The underlying indexes returned -7.96% for convertible securities and -5.14% for high yield bonds. During the reporting period, the benchmark was changed from 50% ICE BofA U.S. Convertibles Index and 50% ICE BofA U.S. High Yield Index to 60% ICE BofA U.S. Convertibles Index and 40% ICE BofA U.S. High Yield Index to better align with the Fund’s asset class weightings.
 With respect to performance, the Fund participated in the selloff across risk assets, with most holdings detracting from performance for the period. Convertible securities were negatively impacted by widening credit spreads, which indicated that investors were demanding a higher additional yield above the risk-free rate, and falling equity prices. Within the Fund’s convertible securities allocation, technology, consumer discretionary, financials, and media detracted the most from performance due to concerns about slowing growth in these industries. Conversely, exposure to the energy, telecommunications, health care, and industrials industries positively contributed to performance.
 With respect to credit, the Fund’s allocation to high yield corporate bonds was also a source of weakness but held up better than convertible securities, which helped to dampen the Fund’s downside volatility. Bonds issued by health care, media content, cable & satellite TV, and technology companies detracted the most from performance, while financial services, aerospace, personal & household products, and utilities positions benefited the Fund.
   *Please refer to page 2 for the Manager’s Discussion of Market Performance.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 19.

CONVERTIBLE & INCOME FUND II (NCZ)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2023
Average Annual Total Returns1 for periods ended 1/31/23

	1 Year	5 Years	10 Years
Net Asset Value[1,2]	-17.84%	0.53%	3.64%
Market Value[1,2]	-17.85%	-1.33%	2.35%
Composite: 60% ICE BofA U.S. Convertibles Index/ 40% ICE BofA U.S. High Yield Index[1,3,4]	-6.78%	7.08%	7.84%
ICE BofA U.S. Convertibles Index[1,3]	-7.96%	9.85%	10.21%
ICE BofA U.S. High Yield Index[1,3]	-5.14%	2.77%	4.20%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
[4]	During the reporting period, the benchmark was changed from 50% ICE BofA U.S. Convertibles Index and 50% ICE BofA U.S. High Yield Index to 60% ICE BofA U.S. Convertibles Index and 40% ICE BofA U.S. High Yield Index to better align with the Fund’s asset class weightings.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 19.

DIVERSIFIED INCOME & CONVERTIBLE FUND (ACV)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2023
About the Fund:
Diversified Income & Convertible Fund’s (NYSE: ACV) (the “Fund”) investment objective is to provide total return through a combination of current income and capital appreciation, while seeking to provide downside protection against capital loss. There is no guarantee that the Fund will achieve its investment objective.
The Fund has a blended capital structure combining long-term fixed rates and short-term variable rates which enable the Fund to seek to enhance the returns and yields on its investments. As of January 31, 2023, the Fund’s leverage consisted of $105.0 million of borrowings made pursuant to long-term senior notes, short-term margin loan financing, and mandatory redeemable preferred shares, which represented approximately 32% of the Fund’s total assets.
What factors affected the Fund’s performance during its fiscal year?*
For the fiscal year ended January 31, 2023, the Fund’s net asset value (NAV) returned -13.49%, while its market price returned -9.06%. For the same period, the Fund’s composite benchmark, which consists of 50% ICE BofA U.S. Convertibles Index (representing convertible securities), 25% ICE BofA U.S. High Yield Index (representing high yield bonds), and 25% Russell 1000® Growth Index (representing equities), returned -9.15%. The underlying indexes returned -7.96% for convertible securities, -5.14% for high yield bonds, and -16.02% for equities.
 With respect to performance, it was a challenging period, as the Fund participated in the broad selloff across risk assets. Allocations to high yield bonds and convertible securities did not offer much downside protection.
 Many holdings detracted from performance in 2022. Fears of slowing demand and rising costs partially contributed to weakness in electric vehicle manufacturing, e-commerce, and consumer electronics. Advertising budget concerns weighed on internet services and social media exposures. A software position also underperformed due to macroeconomic risks and a strengthening U.S. dollar.
 Positive individual contributors included energy-related companies that benefited from higher crude oil prices and increased mobility. Exploration & production and oilfield services holdings had a notable impact on performance, as did clean energy exposure. Other outperformers included positions in cruise line operations, entertainment, wireless services, and e-commerce.
  Additionally, many written options positions expired below the strike price, and the Fund was able to retain the set premiums.
 *Please refer to page 2 for the Manager’s Discussion of Market Performance.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 19.

DIVERSIFIED INCOME & CONVERTIBLE FUND (ACV)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2023
Average Annual Total Returns1 for periods ended 1/31/23

	1 Year	5 Years	Since Inception 5/26/15
Net Asset Value[1,2]	-13.49% [3]	10.01%	9.82%
Market Value[1,2]	-9.06%	12.92%	10.43%
Composite: 50% ICE BofA U.S. Convertibles/ 25% ICE BofA U.S. High Yield/ 25% Russell 1000® Growth Index[1,4]	-9.15%	8.58%	8.56%
ICE BofA U.S. Convertibles Index[1,4]	-7.96%	9.85%	8.62% [5]
ICE BofA U.S. High Yield Index[1,4]	-5.14%	2.77%	3.84% [5]
Russell 1000® Growth Index[1,4]	-16.02%	11.22%	12.73% [5]
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund made on May 26, 2015 (inception date of the Fund) for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
[3]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[4]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
[5]	The since inception index return is from the Fund’s inception date.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 19.

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (NFJ)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2023
About the Fund:
Dividend, Interest & Premium Strategy Fund’s (NYSE: NFJ) (the “Fund”) investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. There is no guarantee that the Fund will achieve its investment objective.
Manager Comments –  Voya Investment Management Co. LLC (Voya IM) and NFJ Investment Group, LLC (NFJ Investment Group)
Voya IM manages the Fund’s convertible securities portfolio, while NFJ Investment Group manages the Fund’s equity and options portfolios. The Voya IM team (which moved from Allianz Global Investors U.S. LLC to Voya on July 25, 2022) and NFJ Investment Group have been working together for more than 15 years. The NFJ Investment Group investment team has been managing value equities for clients for over 30 years. They seek to invest in companies with low market expectations and the strongest prospects for returning capital to shareholders. The following commentary is provided by the portfolio teams at NFJ Investment Group and Voya IM and cover the Fund’s portfolio for the year ended January 31, 2023.
NFJ Investment Group, LLC (NFJ Investment Group)
How did the equity markets perform during the Fund’s fiscal year ended January 31, 2023?
U.S. equities entered bear market territory in the second quarter of 2022, and the Federal Reserve (the “Fed”) enacted its biggest interest rate hikes in nearly 30 years in an attempt to rein in blistering inflation. Concerns about rising inflation and interest rates, as well as signs of a slowing global economy, left investors with few places to hide. Notably, indications that inflation may have peaked boosted equity markets toward the end of the reporting period. Markets witnessed an uptick in volatility in the first half of the reporting period, as measured by the Cboe Volatility Index® (VIX®), which then trended downward starting in mid-October of 2022.
Within the Russell 1000® Value Index, energy led returns with a remarkable 43% gain, followed by strength from the materials, health care, and utilities industries. In contrast, returns for the information technology, communication services, and real estate industries slumped by double digits as the rising rate environment generally punished longer-duration and more interest rate sensitive areas of the market during the reporting period.
What factors affected the performance of the Fund’s equity portfolio during its fiscal year?
For the fiscal year ended January 31, 2023, the Fund’s equity portfolio returned -4.48% (before fees and expenses). For the same period, the Russell 1000® Value Index returned -0.43%.
In the equity sleeve, relative performance results versus the Russell 1000® Value Index were due to negative sector allocation, while stock selection was effectively neutral over the reporting period. Selection was strong across the financials and consumer discretionary industries. However, these gains were offset by holdings in the energy and industrials industries that failed to keep pace with the benchmark. An overweight in technology and an underweight in energy detracted. Conversely, underweight positions in communication services and financials contributed to the Fund’s 12-month returns.
In the options sleeve, the Fund’s option writing strategy capitalized on the higher volatility realized during the reporting period. Many written options positions expired below the strike price, and the Fund was able to retain the majority of the set premiums.
Voya Investment Management (Voya IM)
Refer to page 2 for the Voya IM Discussion of Market Performance.
What factors affected the performance of the Fund’s convertible securities portfolio during the fiscal year?
For the fiscal year ended January 31, 2023, the Fund’s convertible securities portfolio returned -10.28% (before fees and expenses). For the same period, the ICE BofA U.S. Convertibles Index returned -7.96%.
Convertible securities were negatively impacted by widening credit spreads, which indicated that investors were demanding a higher additional yield above the risk-free rate, and falling equity prices. Within the Fund’s convertible securities portfolio, technology, consumer discretionary, financials, and media detracted the most from performance due to concerns about slowing growth in these industries. Conversely, industries that contributed positively to performance were energy, telecommunications, utilities, and consumer staples.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 19.

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (NFJ)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2023
Average Annual Total Returns1 for periods ended 1/31/23

	1 Year	5 Years	10 Years
Net Asset Value[1,2]	-6.71%	5.02%	5.64%
Market Value[1,2]	-9.24%	5.56%	5.76%
Composite: 75% Russell 1000® Value/ 25% ICE BofA U.S. Convertibles Index[1,3]	-2.25%	7.78%	10.25%
Russell 1000® Value Index[1,3]	-0.43%	6.94%	10.15%
ICE BofA U.S. Convertibles Index[1,3]	-7.96%	9.85%	10.21%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 19.

EQUITY & CONVERTIBLE INCOME FUND (NIE)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2023
About the Fund:
Equity & Convertible Income Fund’s (NYSE: NIE) (the “Fund”) investment objective is to seek total return comprised of capital appreciation, current income and gains. There is no guarantee that the Fund will achieve its investment objective.
What factors affected the Fund’s performance during its fiscal year?*
For the fiscal year ended January 31, 2023, the Fund’s net asset value (NAV) returned -12.54%, while its market price returned -10.96%. For the same period, the Fund’s composite benchmark, which consists of 60% Russell 1000® Growth Index (representing equities) and 40% ICE BofA U.S. Convertibles Index (representing convertible securities), returned -12.69%. The underlying indexes returned -16.02% for equities, and -7.96% for convertible securities.
 The Fund delivered a high level of monthly income during the 12 months ended January 31, 2023. With respect to performance, it was a challenging period, as the Fund participated in the broad selloff across risk assets. An allocation to convertible securities did not offer much downside protection.
 Many holdings detracted from performance in 2022. Fears of slowing demand and rising costs partially contributed to weakness in electric vehicle manufacturing, e-commerce, and consumer electronics. Advertising budget concerns weighed on internet services and social media exposures. Software and semiconductor positions also underperformed due to macroeconomic risks.
 Positive individual contributors included energy-related companies that benefited from higher crude oil prices and increased mobility. Exploration & production and oilfield services holdings had a notable impact on performance, as did clean energy exposure. Defensive health care stocks, including a pharmaceutical company, were another source of strength.
  Additionally, many written options positions expired below the strike price, and the Fund was able to retain the set premiums.
 *Please refer to page 2 for the Manager’s Discussion of Market Performance.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 19.

EQUITY & CONVERTIBLE INCOME FUND (NIE)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2023
Average Annual Total Returns1 for periods ended 1/31/23

	1 Year	5 Years	10 Years
Net Asset Value[1,2]	-12.54%	7.60%	9.37%
Market Value[1,2]	-10.96%	8.60%	10.48%
Composite: 60% Russell 1000® Growth/ 40% ICE BofA U.S. Convertibles [1,3]	-12.69%	10.80%	12.87%
Russell 1000® Growth Index[1,3]	-16.02%	11.22%	14.53%
ICE BofA U.S. Convertibles Index[1,3]	-7.96%	9.85%	10.21%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 19.

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
January 31, 2023
The following tables  present the portfolio holdings within certain industries as a percentage of total investments at January 31, 2023.
AIO
Common Stocks		45%
Semiconductors & Semiconductor Equipment	6%
Healthcare Providers & Services	6
Software	5
All other Common Stocks	28
Convertible Bonds and Notes		34
Software	9
Internet	7
Semiconductors	4
All other Convertible Bonds and Notes	14
Corporate Bonds and Notes		14
Internet	2
Lodging	2
Electronic Equipment, Instruments & Components	1
All other Corporate Bonds and Notes	9
Short-Term Investment		3
Convertible Preferred Stocks		2
Securities Lending Collateral		2
Total		100%

CBH
Convertible Bonds and Notes		42%
Software	13%
Biotechnology	7
Media	6
All other Convertible Bonds and Notes	16
Corporate Bonds and Notes		31
Media	5
Entertainment	3
Healthcare-Services	3
All other Corporate Bonds and Notes	20
Leveraged Loans		23
Short-Term Investment		3
Common Stocks		1
Banks	1
Securities Lending Collateral		0
Total		100%

NCV
Convertible Bonds and Notes		52%
Software	8%
Internet	7
Biotechnology	4
All other Convertible Bonds and Notes	33
Corporate Bonds and Notes		35
Media	4
Oil, Gas & Consumable Fuels	3
Entertainment	3
All other Corporate Bonds and Notes	25
Convertible Preferred Stocks		7
Short-Term Investment		5
Common Stocks		1
Banks	1
Total		100%

NCZ
Convertible Bonds and Notes		54%
Software	8%
Internet	7
Biotechnology	4
All other Convertible Bonds and Notes	35
Corporate Bonds and Notes		34
Media	4
Oil, Gas & Consumable Fuels	3
Entertainment	2
All other Corporate Bonds and Notes	25
Convertible Preferred Stocks		7
Short-Term Investment		4
Common Stocks		1
Banks	1
Total		100%

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited) (Continued)
January 31, 2023
ACV
Convertible Bonds and Notes		54%
Software	8%
Internet	8
Biotechnology	4
All other Convertible Bonds and Notes	34
Common Stocks		23
Software	3
Semiconductors & Semiconductor Equipment	2
Technology Hardware, Storage & Peripherals	1
All other Common Stocks	17
Corporate Bonds and Notes		13
Media	2
Oil, Gas & Consumable Fuels	1
Entertainment	1
All other Corporate Bonds and Notes	9
Convertible Preferred Stocks		7
Short-Term Investment		3
Total		100%

NFJ
Common Stocks		77%
Software	8%
Banks	7
Semiconductors & Semiconductor Equipment	6
All other Common Stocks	56
Convertible Bonds and Notes		18
Software	3
Internet	3
Biotechnology	1
All other Convertible Bonds and Notes	11
Short-Term Investment		3
Convertible Preferred Stocks		2
Total		100%

NIE
Common Stocks		62%
Software	7%
Semiconductors & Semiconductor Equipment	5
Technology Hardware, Storage & Peripherals	4
All other Common Stocks	46
Convertible Bonds and Notes		32
Software	5
Internet	5
Biotechnology	2
All other Convertible Bonds and Notes	20
Convertible Preferred Stocks		4
Short-Term Investment		2
Total		100%

KEY INVESTMENT TERMS (Unaudited)
January 31, 2023
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Cboe Volatility Index® (“Cboe VIX®”)
The Cboe VIX® shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The Cboe VIX® is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (ACV): 50% ICE BofA U.S. Convertibles / 25% ICE BofA U.S. High Yield / 25% Russell 1000® Growth Index
The composite index consists of 50% ICE BofA U.S. Convertibles Index, 25% ICE BofA U.S. High Yield Index, and 25% Russell 1000® Growth Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (AIO): 50% MSCI All Country World Index (net) / 50% ICE BofA U.S. Convertibles Index
The composite index consists of 50% MSCI All Country World Index (net) and 50% ICE BofA U.S. Convertibles Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (CBH): 40% ICE BofA U.S. Convertibles / 45% ICE BofA U.S. HY BB-B Constrained / 15% CS Leveraged Loan Index
The composite index consists of 40% ICE BofA U.S. Convertibles Index, 45% ICE BofA U.S. High Yield BB-B Constrained Index, and 15% Credit Suisse Leveraged Loan Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (NCV): 60% ICE BofA U.S. Convertibles Index / 40% ICE BofA U.S. High Yield Index
The composite index consists of 60% ICE BofA U.S. Convertibles Index and 40% ICE BofA U.S. High Yield Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (NCZ): 60% ICE BofA U.S. Convertibles Index / 40% ICE BofA U.S. High Yield Index
The composite index consists of 60% ICE BofA U.S. Convertibles Index and 40% ICE BofA U.S. High Yield Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (NFJ): 75% Russell 1000® Value / 25% ICE BofA U.S. Convertibles Index
The composite index consists of 75% Russell 1000® Value Index and 25% ICE BofA U.S. Convertibles Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (NIE): 60% Russell 1000® Growth / 40% ICE BofA U.S. Convertibles Index
The composite index consists of 60% Russell 1000® Growth Index and 40% ICE BofA U.S. Convertibles Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Credit Suisse Leveraged Loan Index
The Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the investable universe of the U.S. dollar denominated leveraged loans. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Enterprise value (“EV”)
EV is a measure of a company’s total value, often used as a comprehensive alternative to equity market capitalization that includes debt.
Exchange-Traded Funds (“ETFs”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

KEY INVESTMENT TERMS (Unaudited) (Continued) January 31, 2023
Federal Reserve (the “Fed”)
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.
ICE BofA U.S. Convertibles Index
The ICE BofA U.S. Convertibles Index tracks the performance of publicly issued U.S. dollar denominated convertible securities of U.S. companies. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA U.S. High Yield Index
The ICE BofA U.S. High Yield Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market and includes issues with a credit rating of BBB or below. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA U.S. High Yield BB-B Constrained Index
The ICE Bofa U.S. High Yield BB-B Constrained Index measures performance of BB/B U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and is restricted to a maximum of 2% per issuer. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Intercontinental Exchange (“ICE”)
An American Fortune 500 company formed in 2000 that operates global exchanges and clearing houses, and provides mortgage technology, data and listing services. The company owns exchanges for financial and commodity markets, and operates 12 regulated exchanges and marketplaces. This includes ICE futures exchanges in the United States, Canada and Europe, the Liffe futures exchanges in Europe, the New York Stock Exchange, equity options exchanges and over-the-counter energy, credit and equity markets.
Leveraged Loan
Leveraged loans (also known as bank, senior or floating-rate loans) consists of below investment-grade credit quality loans that are arranged by banks and other financial institutions to help companies finance acquisitions, recapitalizations, or other highly leveraged transactions. Such loans may be especially vulnerable to adverse changes in economic or market conditions, although they are senior in the capital structure which typically provides investors/lenders a degree of potential credit risk protection.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
Master Limited Partnerships (“MLPs”)
An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI All Country World Index (net)
The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Quantitative Tightening (“QT”)
Quantitative tightening (QT) refers to monetary policies that contract, or reduce, the Federal Reserve System (Fed) balance sheet. This process is also known as balance sheet normalization.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Risk Assets
A risk asset is any asset that carries a degree of risk. Risk asset generally refers to assets that have a significant degree of price volatility, such as equities, commodities, high-yield bonds, real estate, and currencies.

KEY INVESTMENT TERMS (Unaudited) (Continued) January 31, 2023
Russell 1000® Growth Index
The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 1000® Value Index
The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Secured Overnight Financing Rate (“SOFR”)
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Yield Curve
A yield curve is a line on a graph plotting the interest rates, at a set point in time, of bonds having equal credit quality but different maturity dates.

Artificial Intelligence & Technology Opportunities Fund (AIO)
SCHEDULE OF INVESTMENTS January 31, 2023
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—41.5%
Auto Manufacturers—1.1%
Ford Motor Co. 0.000%, 3/15/26(1)	$ 7,520	$ 7,633
Biotechnology—0.5%
Alnylam Pharmaceuticals, Inc. 144A 1.000%, 9/15/27(1)(2)	3,000	3,199
Commercial Services—2.1%
Block, Inc. 0.125%, 3/1/25(1)	5,000	5,075
Shift4 Payments, Inc.
0.000%, 12/15/25(1)	6,090	6,501
0.500%, 8/1/27(1)(3)	3,075	2,744
		14,320

Computers—1.6%
Lumentum Holdings, Inc. 0.500%, 12/15/26(1)	9,000	8,167
Pure Storage, Inc. 0.125%, 4/15/23(1)	655	730
Zscaler, Inc. 0.125%, 7/1/25(1)	1,825	1,994
		10,891

Diversified Financial Services—1.1%
Goldman Sachs Finance Corp. 0.500%, 12/29/27(4)	7,315	7,647
Energy-Alternate Sources—3.0%
Enphase Energy, Inc.
0.000%, 3/1/26(1)	5,500	5,792
0.000%, 3/1/28(1)	4,500	4,839
SolarEdge Technologies, Inc. 0.000%, 9/15/25(1)	4,515	6,061
Stem, Inc. 144A 0.500%, 12/1/28(2)	6,000	4,033
		20,725

Entertainment—2.2%
Live Nation Entertainment, Inc. 2.000%, 2/15/25(1)	7,320	7,536
Vail Resorts, Inc. 0.000%, 1/1/26(1)(3)	8,000	7,570
		15,106

Healthcare-Products—2.2%
Exact Sciences Corp. 0.375%, 3/15/27(1)	7,265	6,847
Insulet Corp. 0.375%, 9/1/26(1)	5,850	8,076
		14,923

Internet—8.3%
Airbnb, Inc. 0.000%, 3/15/26(1)	8,500	7,297
Etsy, Inc. 0.125%, 9/1/27(1)	5,725	5,886
	Par Value	Value

Internet—continued
Expedia Group, Inc. 0.000%, 2/15/26(1)	$ 9,355	$ 8,513
Match Group Financeco 3, Inc. 144A 2.000%, 1/15/30(1)(2)	8,000	7,816
Okta, Inc. 0.375%, 6/15/26(1)	9,250	7,844
Palo Alto Networks, Inc. 0.750%, 7/1/23	4,600	8,239
Shopify, Inc. 0.125%, 11/1/25(1)	3,605	3,160
Snap, Inc.
0.750%, 8/1/26(1)	5,000	4,610
144A 0.125%, 3/1/28(2)	5,000	3,602
		56,967

Leisure Time—1.1%
NCL Corp., Ltd.
1.125%, 2/15/27	3,000	2,288
144A 2.500%, 2/15/27(2)	6,450	5,079
		7,367

Pharmaceuticals—1.5%
Dexcom, Inc. 0.250%, 11/15/25(1)(3)	9,740	10,256
Retail—0.9%
Burlington Stores, Inc. 2.250%, 4/15/25(1)	5,000	6,194
Semiconductors—4.7%
MACOM Technology Solutions Holdings, Inc. 0.250%, 3/15/26(1)	7,200	7,430
Microchip Technology, Inc. 0.125%, 11/15/24(3)	10,457	11,601
ON Semiconductor Corp. 0.000%, 5/1/27(1)	4,135	6,200
Wolfspeed, Inc. 144A 0.250%, 2/15/28(1)(2)	7,500	6,844
		32,075

Software—11.2%
Akamai Technologies, Inc. 0.125%, 5/1/25(1)	6,000	6,429
Bentley Systems, Inc. 0.125%, 1/15/26(1)	10,900	10,072
Bill.com Holdings, Inc. 0.000%, 4/1/27	11,500	9,223
Cloudflare, Inc. 0.000%, 8/15/26(1)	10,860	9,028
Coupa Software, Inc. 0.375%, 6/15/26(1)	5,300	5,154
DigitalOcean Holdings, Inc. 0.000%, 12/1/26	8,670	6,654
Five9, Inc. 0.500%, 6/1/25(1)	6,750	6,375
Nutanix, Inc. 0.250%, 10/1/27(1)	10,370	8,999
Splunk, Inc.
1.125%, 9/15/25(1)	2,000	1,948
See Notes to Financial Statements

Artificial Intelligence & Technology Opportunities Fund (AIO)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Par Value	Value

Software—continued
1.125%, 6/15/27(1)	$ 7,480	$ 6,437
Unity Software, Inc. 0.000%, 11/15/26	8,350	6,438
		76,757

Total Convertible Bonds and Notes (Identified Cost $304,660)		284,060

Corporate Bonds and Notes—17.1%
Commercial Services—0.9%
ADT Security Corp. (The) 144A 4.125%, 8/1/29(1)(2)	7,000	6,232
Computers—0.6%
NCR Corp. 144A 5.125%, 4/15/29(1)(2)	4,815	4,194
Cosmetics & Personal Care—1.0%
Coty, Inc. 144A 6.500%, 4/15/26(2)(3)	7,000	6,901
Electronic Equipment, Instruments & Components—1.1%
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(1)(2)	7,000	7,173
Entertainment—0.9%
Caesars Entertainment, Inc. 144A 4.625%, 10/15/29(1)(2)	7,000	5,985
Equity Real Estate Investment Trusts (REITs)—0.9%
Iron Mountain, Inc. 144A 5.250%, 7/15/30(1)(2)	7,000	6,335
Healthcare-Services—1.0%
Tenet Healthcare Corp. 6.125%, 10/1/28(2)(3)	7,000	6,546
Internet—3.1%
Go Daddy Operating Co., LLC 144A 5.250%, 12/1/27(1)(2)	7,000	6,774
Match Group Holdings II LLC 144A 5.000%, 12/15/27(1)(2)	7,000	6,712
Uber Technologies, Inc. 144A 6.250%, 1/15/28(1)(2)(3)	8,000	7,828
		21,314

Lodging—2.9%
Boyd Gaming Corp. 144A 4.750%, 6/15/31(1)(2)(3)	7,000	6,299
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(1)(2)	7,000	6,260
MGM Resorts International
5.500%, 4/15/27(1)	4,000	3,857
4.750%, 10/15/28(1)(3)	4,000	3,627
		20,043

	Par Value	Value

Machinery-Diversified—1.0%
Chart Industries, Inc. 144A 9.500%, 1/1/31(2)	$ 6,350	$ 6,626
Media—0.9%
Sirius XM Radio, Inc. 144A 4.000%, 7/15/28(1)(2)	7,000	6,231
Pharmaceuticals—0.9%
Jazz Securities DAC 144A 4.375%, 1/15/29(1)(2)	7,000	6,386
Semiconductors—1.0%
Entegris Escrow Corp. 144A 5.950%, 6/15/30(1)(2)	7,000	6,722
Software—0.9%
Clarivate Science Holdings Corp. 144A 4.875%, 7/1/29(2)(3)	7,000	6,159
Total Corporate Bonds and Notes (Identified Cost $123,810)		116,847

	Shares
Convertible Preferred Stocks—2.5%
Life Sciences Tools & Services—0.9%
Danaher Corp. Series B, 5.000%(3)	4,695	6,310
Telecommunications—1.6%
T-Mobile U.S. 2020 Cash Mandatory Exchangeable Trust 144A, 5.250%(2)	8,920	10,759
Total Convertible Preferred Stocks (Identified Cost $16,775)		17,069

Common Stocks—54.6%
Air Freight & Logistics—0.2%
United Parcel Service, Inc. Class B	7,500	1,389
Auto Components—0.7%
Aptiv plc(1)(5)	42,035	4,754
Banks—1.6%
Bank of America Corp.	148,205	5,258
JPMorgan Chase & Co.	43,090	6,031
		11,289

Biotechnology—0.5%
Amgen, Inc.	12,605	3,181
Capital Markets—1.8%
Charles Schwab Corp. (The)	78,450	6,073
Morgan Stanley	60,820	5,920
		11,993

Communications Equipment—1.8%
Arista Networks, Inc.(1)(5)	49,935	6,293

See Notes to Financial Statements

Artificial Intelligence & Technology Opportunities Fund (AIO)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Shares	Value

Communications Equipment—continued
Motorola Solutions, Inc.	22,580	$ 5,803
		12,096

Consumer Finance—0.9%
American Express Co.	36,360	6,360
Electrical Equipment—0.3%
Rockwell Automation, Inc.(3)	7,445	2,100
Electronic Equipment, Instruments & Components—1.8%
Flex Ltd.(3)(5)	514,470	12,013
Energy Equipment & Services—2.9%
Baker Hughes Co.	160,820	5,105
Schlumberger Ltd.	260,695	14,854
		19,959

Entertainment—0.5%
Netflix, Inc.(5)	8,940	3,163
Healthcare Equipment & Supplies—1.0%
Boston Scientific Corp.(5)	89,815	4,154
Intuitive Surgical, Inc.(1)(5)	10,485	2,576
		6,730

Healthcare Providers & Services—6.9%
Cigna Corp.	22,945	7,266
Elevance Health, Inc.	23,895	11,947
McKesson Corp.	20,370	7,714
UnitedHealth Group, Inc.(1)	40,055	19,995
		46,922

Hotels, Restaurants & Leisure—4.7%
Hilton Worldwide Holdings, Inc.	75,340	10,931
Marriott International, Inc. Class A	54,700	9,528
McDonald’s Corp.	44,795	11,978
		32,437

Industrial Conglomerates—0.2%
Honeywell International, Inc.	7,865	1,640
Insurance—2.4%
Chubb Ltd.	48,630	11,063
Progressive Corp. (The)	40,405	5,509
		16,572

Interactive Media & Services—0.4%
Alphabet, Inc. Class A(5)	27,660	2,734
Internet & Direct Marketing Retail—0.8%
Alibaba Group Holding Ltd. Sponsored ADR(5)	51,820	5,711
IT Services—1.7%
Mastercard, Inc. Class A	15,165	5,620
	Shares	Value

IT Services—continued
Visa, Inc. Class A(3)	27,300	$ 6,285
		11,905

Life Sciences Tools & Services—2.0%
Charles River Laboratories International, Inc.(5)	13,820	3,362
IQVIA Holdings, Inc.(1)(5)	36,362	8,342
Thermo Fisher Scientific, Inc.	3,395	1,936
		13,640

Machinery—3.8%
Caterpillar, Inc.	21,015	5,302
Deere & Co.	48,536	20,523
		25,825

Metals & Mining—0.9%
Freeport-McMoRan, Inc.	130,652	5,830
Pharmaceuticals—3.5%
AstraZeneca plc Sponsored ADR	130,315	8,519
Bristol-Myers Squibb Co.	74,625	5,422
Eli Lilly & Co.	9,110	3,135
Merck & Co., Inc.	64,300	6,906
		23,982

Semiconductors & Semiconductor Equipment—7.5%
Analog Devices, Inc.	50,080	8,587
Applied Materials, Inc.	55,305	6,166
GlobalFoundries, Inc.(3)(5)	98,923	5,864
Lam Research Corp.	7,880	3,941
Marvell Technology, Inc.	195,040	8,416
Monolithic Power Systems, Inc.(3)	9,130	3,894
NXP Semiconductors N.V.	65,145	12,007
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	25,890	2,401
		51,276

Software—5.8%
Cadence Design Systems, Inc.(1)(5)	58,735	10,739
Intuit, Inc.	15,010	6,344
Microsoft Corp.	23,835	5,907
Oracle Corp.	142,875	12,639
ServiceNow, Inc.(1)(5)	9,550	4,346
		39,975

Total Common Stocks (Identified Cost $320,545)		373,476

Total Long-Term Investments—115.7% (Identified Cost $765,790)		791,452

See Notes to Financial Statements

Artificial Intelligence & Technology Opportunities Fund (AIO)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Shares	Value

Short-Term Investment—4.0%
Money Market Mutual Fund—4.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.066%)(6)	27,405,337	$ 27,405
Total Short-Term Investment (Identified Cost $27,405)		27,405

Securities Lending Collateral—1.9%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.227%)(6)(7)	13,000,004	13,000
Total Securities Lending Collateral (Identified Cost $13,000)		13,000

TOTAL INVESTMENTS—121.6% (Identified Cost $806,195)		$ 831,857
Other assets and liabilities, net—(21.6)%		(147,734)
NET ASSETS—100.0%		$ 684,123

Abbreviations:
ADR	American Depositary Receipt
LLC	Limited Liability Company
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	All or a portion of securities is segregated as collateral for the Liquidity Facility. The value of securities segregated as collateral is $167,344.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2023, these securities amounted to a value of $150,695 or 22.0% of net assets.
(3)	All or a portion of security is on loan pursuant to the Liquidity Facility and/or securities lending.
(4)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(5)	Non-income producing.
(6)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(7)	Represents security purchased with cash collateral received for securities on loan.
Country Weightings (Unaudited)†
United States	89%
Curaçao	2
United Kingdom	2
Singapore	1
Netherlands	1
Switzerland	1
Bermuda	1
Other	3
Total	100%
† % of total investments as of January 31, 2023.

The following table summarizes the value of the Fund’s investments as of January 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Corporate Bonds and Notes	$116,847	$ —	$116,847	$ —
Convertible Bonds and Notes	284,060	—	276,413	7,647
Equity Securities:
Common Stocks	373,476	373,476	—	—
Convertible Preferred Stocks	17,069	6,310	10,759	—
Money Market Mutual Fund	27,405	27,405	—	—
Securities Lending Collateral	13,000	13,000	—	—
Total Investments	$831,857	$420,191	$404,019	$7,647
For information regarding the abbreviations, see the Key Investment Terms starting on page 19.
See Notes to Financial Statements

Artificial Intelligence & Technology Opportunities Fund (AIO)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
There were no transfers into  or  out of Level 3 related to securities held at January 31, 2023.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value
	Total	Convertible Bonds And Notes
Investments in Securities
Balance as of January 31, 2022:	$ —	$ —
Net change in unrealized appreciation (depreciation) (a)	149	149
Purchases	7,498	7,498
Balance as of January 31, 2023	$7,647	$7,647
(a) The net change in unrealized appreciation (depreciation) on investments still held at January 31, 2023, was $149.
See Notes to Financial Statements

Convertible & Income 2024 Target Term Fund (CBH)
SCHEDULE OF INVESTMENTS January 31, 2023
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—59.9%
Auto Manufacturers—6.4%
NIO, Inc. 0.000%, 2/1/26	$ 11,800	$ 10,885
Biotechnology—10.3%
Insmed, Inc. 1.750%, 1/15/25(1)	5,500	5,220
Ionis Pharmaceuticals, Inc. 0.125%, 12/15/24(1)	8,000	7,390
Ligand Pharmaceuticals, Inc. 0.750%, 5/15/23	5,000	4,869
		17,479

Diversified Financial Services—2.5%
Hannon Armstrong Sustainable Infrastructure Capital, Inc. 0.000%, 8/15/23	4,220	4,167
Equity Real Estate Investment Trusts (REITs)—2.8%
Redwood Trust, Inc. 5.625%, 7/15/24	5,000	4,731
Healthcare-Products—2.3%
NuVasive, Inc. 1.000%, 6/1/23(1)	4,000	3,943
Internet—6.5%
Pinduoduo, Inc. 0.000%, 12/1/25	7,000	6,748
Wayfair, Inc. 1.125%, 11/1/24	4,500	4,176
		10,924

Media—8.5%
DISH Network Corp. 2.375%, 3/15/24(1)	7,500	6,949
Liberty Broadband Corp. 144A 2.750%, 9/30/50(1)(2)	7,500	7,350
		14,299

Pharmaceuticals—2.2%
Jazz Investments I Ltd. 1.500%, 8/15/24(1)	3,855	3,785
Software—18.4%
Alteryx, Inc. 0.500%, 8/1/24(1)	7,000	6,475
Benefitfocus, Inc. 1.250%, 12/15/23	3,000	2,912
DocuSign, Inc. 0.000%, 1/15/24(1)	4,000	3,802
Everbridge, Inc. 0.125%, 12/15/24	4,000	3,592
i3 Verticals LLC 1.000%, 2/15/25	9,000	8,764
LivePerson, Inc. 0.750%, 3/1/24	1,000	952
PROS Holdings, Inc. 1.000%, 5/15/24	4,000	3,700
	Par Value	Value

Software—continued
RingCentral, Inc. 0.000%, 3/1/25(1)	$ 1,160	$ 1,014
		31,211

Total Convertible Bonds and Notes (Identified Cost $104,831)		101,424

Corporate Bonds and Notes—44.9%
Aerospace & Defense—2.1%
Triumph Group, Inc.
144A 8.875%, 6/1/24(1)(2)	1,720	1,746
144A 6.250%, 9/15/24(2)	1,850	1,786
		3,532

Airlines—2.2%
Delta Air Lines, Inc. 2.900%, 10/28/24(1)(3)	4,000	3,815
Auto Manufacturers—0.3%
Ford Motor Credit Co. LLC 4.063%, 11/1/24(1)(3)	500	484
Building Materials—2.0%
Koppers, Inc. 144A 6.000%, 2/15/25(1)(2)	3,420	3,369
Commercial Services—1.8%
ADT Security Corp. (The) 4.125%, 6/15/23(1)	3,000	2,986
Containers & Packaging—3.0%
Owens-Brockway Glass Container, Inc.
144A 5.875%, 8/15/23(1)(2)(3)	2,610	2,600
144A 5.375%, 1/15/25(1)(2)	2,610	2,532
		5,132

Diversified Financial Services—3.5%
Navient Corp. 7.250%, 9/25/23(1)	2,800	2,829
OneMain Finance Corp. 8.250%, 10/1/23(1)	3,000	3,034
		5,863

Entertainment—4.6%
Live Nation Entertainment, Inc. 144A 4.875%, 11/1/24(1)(2)	4,000	3,885
Six Flags Entertainment Corp. 144A 4.875%, 7/31/24(1)(2)(3)	4,000	3,915
		7,800

Equity Real Estate Investment Trusts (REITs)—2.3%
Service Properties Trust 4.350%, 10/1/24(1)	4,170	3,932
See Notes to Financial Statements

Convertible & Income 2024 Target Term Fund (CBH)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Par Value	Value

Food & Beverage—2.3%
Albertsons Cos., Inc. 144A 3.500%, 2/15/23(1)(2)	$ 4,000	$ 3,995
Healthcare-Services—3.9%
HCA, Inc. 5.375%, 2/1/25(1)	3,000	3,011
Tenet Healthcare Corp. 4.625%, 7/15/24(1)	3,716	3,665
		6,676

Internet—2.4%
Netflix, Inc. 5.875%, 2/15/25(1)	4,000	4,058
Leisure Time—1.7%
NCL Corp., Ltd. 144A 3.625%, 12/15/24(1)(2)(3)	3,000	2,816
Lodging—2.0%
Wynn Las Vegas LLC 144A 5.500%, 3/1/25(1)(2)(3)	3,500	3,401
Media—6.8%
CCO Holdings LLC 144A 4.000%, 3/1/23(1)(2)	4,000	3,994
CSC Holdings LLC 5.250%, 6/1/24(1)(3)	4,000	3,916
DISH DBS Corp. 5.875%, 11/15/24(1)	3,785	3,572
		11,482

Oil, Gas & Consumable Fuels—2.2%
Occidental Petroleum Corp. 6.950%, 7/1/24(1)	3,600	3,665
Telecommunications—1.8%
Sprint LLC 7.125%, 6/15/24(1)	3,000	3,064
Total Corporate Bonds and Notes (Identified Cost $77,644)		76,070

Leveraged Loans—32.5%
Advertising—0.5%
Advantage Sales & Marketing, Inc. Tranche B-1 (3 month LIBOR + 4.500%) 9.288%, 10/28/27 (4)	980	817
Airlines—0.9%
American Airlines, Inc. (3 month LIBOR + 4.750%) 9.558%, 4/20/28 (4)	1,000	1,026
Delta Air Lines, Inc. (3 month LIBOR + 3.750%) 8.558%, 10/20/27 (4)	475	491
		1,517

Auto Components—0.6%
Adient U.S. LLC Tranche B-1 (1 month LIBOR + 3.250%) 7.820%, 4/10/28 (4)	985	981
	Par Value	Value

Chemicals—0.6%
Ecovyst Catalyst Technologies LLC (3 month LIBOR + 2.500%) 7.325%, 6/9/28 (4)	$ 982	$ 980
Commercial Services—3.0%
Allied Universal Holdco LLC (1 month Term SOFR + 3.750%) 8.311%, 5/12/28 (4)	988	951
Avis Budget Car Rental LLC Tranche B (1 month LIBOR + 1.750%) 6.320%, 8/6/27 (4)	997	983
Hertz Corp. (The)
Tranche B (1 month LIBOR + 3.250%) 7.820%, 6/30/28 (4)	1,248	1,242
Tranche C (1 month LIBOR + 3.250%) 7.820%, 6/30/28 (4)	239	238
Travelport Finance (Luxembourg) S.a.r.l. First Lien (3 month LIBOR + 5.000%) 0.000%, 5/29/26 (4)	967	725
WEX, Inc. Tranche B (1 month LIBOR + 2.250%) 6.820%, 3/31/28 (4)	983	979
		5,118

Computers—2.7%
Conduent Business Services LLC Tranche B (1 month LIBOR + 4.250%) 8.767%, 10/16/28 (4)	990	972
KBR, Inc. Tranche B (1 month LIBOR + 2.750%) 7.320%, 2/5/27 (4)	998	997
McAfee Corp. Tranche B-1 (1 month Term SOFR + 3.850%) 8.184%, 3/1/29 (4)	1,194	1,124
NCR Corp. (3 month LIBOR + 2.500%) 7.330%, 8/28/26 (4)	1,445	1,436
		4,529

Containers & Packaging—0.9%
Pactiv Evergreen Group Holdings, Inc. Tranche B-3 (1 month LIBOR + 3.250%) 7.820%, 9/25/28 (4)	1,484	1,476
Cosmetics & Personal Care—0.6%
Coty, Inc. Tranche B (1 month LIBOR + 2.250%) 6.645%, 4/7/25 (4)	958	954
Electronics—0.6%
II-VI, Inc. Tranche B (1 month LIBOR + 2.750%) 7.320%, 7/2/29 (4)	980	975
Entertainment—2.4%
AMC Entertainment Holdings, Inc. Tranche B-1 (1 month LIBOR + 3.000%) 7.430%, 4/22/26 (4)	963	568
Penn National Gaming, Inc. Tranche B (1 month Term SOFR + 2.850%) 0.000%, 5/3/29 (4)	1,000	999
SeaWorld Parks & Entertainment, Inc. Tranche B (1 month LIBOR + 3.000%) 7.625%, 8/25/28 (4)	997	994

See Notes to Financial Statements

Convertible & Income 2024 Target Term Fund (CBH)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Par Value	Value

Entertainment—continued
Stars Group Holdings B.V. 2021 (3 month LIBOR + 2.250%) 6.980%, 7/21/26 (4)	$ 1,610	$ 1,606
		4,167

Environmental Services—0.3%
GFL Environmental, Inc. 2020 (3 month LIBOR + 3.000%) 0.000%, 5/30/25 (4)	500	501
Food Service—0.9%
Aramark Services, Inc. Tranche B-5 (1 month LIBOR + 2.500%) 7.070%, 4/6/28 (4)	1,500	1,495
Internet—1.2%
Go Daddy Operating Co. LLC Tranche B-5 (3 month LIBOR+ 1.750%) 0.000%, 11/9/29 (4)(5)	1,000	1,003
Match Group, Inc. Tranche B-1 (3 month LIBOR + 1.750%) 6.488%, 2/13/27 (4)	1,000	987
		1,990

Leisure Time—1.1%
Callaway Golf Co. (1 month LIBOR + 4.500%) 9.070%, 1/2/26 (4)	902	903
Carnival Corp. 2021, Tranche B (1 month LIBOR + 3.250%) 7.820%, 10/18/28 (4)	993	967
		1,870

Lodging—1.4%
Caesars Resort Collection LLC Tranche B (1 month LIBOR + 2.750%) 7.320%, 12/23/24 (4)	1,101	1,100
Hilton Grand Vacations Borrower LLC (1 month LIBOR + 3.000%) 7.570%, 8/2/28 (4)	1,234	1,234
		2,334

Machinery-Diversified—0.9%
Gardner Denver, Inc. Tranche B-1 (1 month Term SOFR + 1.850%) 6.411%, 3/1/27 (4)	1,581	1,575
Media—3.6%
Charter Communications Operating LLC Tranche B-2 (1 month LIBOR + 1.750%) 6.320%, 2/1/27 (4)	985	981
DIRECTV Financing LLC (1 month LIBOR + 5.000%) 9.570%, 8/2/27 (4)	887	871
Gray Television, Inc. Tranche B-2 (1 month LIBOR + 2.500%) 6.884% - 6.869%, 2/7/24 (4)	710	710
Nexstar Broadcasting, Inc. Tranche B-4 (1 month LIBOR + 2.500%) 7.070%, 9/18/26 (4)	775	774
	Par Value	Value

Media—continued
Sinclair Television Group, Inc. Tranche B-3 (1 month LIBOR + 3.000%) 7.570%, 4/1/28 (4)	$ 1,231	$ 1,205
Virgin Media Bristol LLC Tranche N (1 month LIBOR + 2.500%) 6.959%, 1/31/28 (4)	1,500	1,491
		6,032

Metal Fabricate/Hardware—0.3%
Advanced Drainage Systems, Inc. (3 month Term SOFR + 5.000%) 5.220%, 7/31/26 (4)	610	611
Miscellaneous Manufacturing—0.6%
Gates Global LLC Tranche B-3 (1 month LIBOR + 2.500%) 7.070%, 3/31/27 (4)	992	988
Oil, Gas & Consumable Fuels—0.0%
Lealand Finance Co. B.V. (1 month LIBOR + 4.000%) 8.600%, 6/30/25 (4)	174	93
Pharmaceuticals—1.7%
Horizon Therapeutics USA, Inc. Tranche B-2 (1 month LIBOR + 1.750%) 6.313%, 3/15/28 (4)	1,481	1,481
Organon & Co. (3 month LIBOR + 3.000%) 7.750%, 6/2/28 (4)	1,448	1,444
		2,925

Retail—2.7%
Academy Ltd. (1 month LIBOR + 3.750%) 8.119%, 11/5/27 (4)	654	653
Burlington Coat Factory Warehouse Corp. Tranche B-6 (1 month LIBOR + 2.000%) 6.570%, 6/24/28 (4)	1,344	1,330
Petco Health & Wellness Co., Inc. First Lien (3 month Term SOFR + 3.512%) 8.092%, 3/3/28 (4)	1,160	1,146
Restoration Hardware, Inc. (1 month LIBOR + 2.500%) 7.070%, 10/20/28 (4)	1,481	1,423
		4,552

Semiconductors—0.2%
Cohu, Inc. Tranche B (3 month LIBOR + 3.000%) 6.371%, 10/1/25 (4)	423	423
Software—2.3%
BMC Software 2021 (1 month LIBOR + 3.750%) 8.320%, 10/2/25 (4)	865	849
Camelot U.S. Acquisition I Co. (1 month LIBOR + 3.000%) 7.517%, 10/30/26 (4)	1,061	1,058
Ceridian HCM Holding, Inc. (1 month LIBOR + 2.500%) 7.070%, 4/30/25 (4)	992	986

See Notes to Financial Statements

Convertible & Income 2024 Target Term Fund (CBH)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Par Value	Value

Software—continued
Open Text Corp. Tranche B (3 month LIBOR + 4.750%) 0.000%, 11/16/29 (4)	$ 1,000	$ 998
		3,891

Telecommunications—2.5%
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.250%) 6.820%, 3/15/27 (4)	969	936
Ciena Corp. 2020 (1 month LIBOR + 1.750%) 6.236%, 9/26/25 (4)	982	979
Commscope, Inc. (1 month LIBOR + 3.250%) 7.820%, 4/6/26 (4)	1,455	1,423
Frontier Communications Corp. Tranche B (3 month LIBOR + 3.750%) 8.500%, 5/1/28 (4)	985	964
		4,302

Total Leveraged Loans (Identified Cost $56,277)		55,096

	Shares
Common Stocks—0.6%
Banks—0.6%
CCF Holdings LLC (6)(7)	1,369,231	835
CCF Holdings LLC Class M(6)(7)	293,320	179
		1,014

Construction & Engineering—0.0%
McDermott International Ltd.(7)	71,796	28
Total Common Stocks (Identified Cost $3,272)		1,042

Warrant—0.1%
Banks—0.1%
CCF Holdings LLC(6)(7)	485,227	184
Total Warrant (Identified Cost $—)		184

Total Long-Term Investments—138.0% (Identified Cost $242,024)		233,816

Short-Term Investment—4.6%
Money Market Mutual Fund—4.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.066%)(8)	7,735,581	7,736
Total Short-Term Investment (Identified Cost $7,736)		7,736

	Shares	Value

Securities Lending Collateral—0.6%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.227%)(8)(9)	999,927	$ 1,000
Total Securities Lending Collateral (Identified Cost $1,000)		1,000

TOTAL INVESTMENTS—143.2% (Identified Cost $250,760)		$242,552
Other assets and liabilities, net—(43.2)%		(73,177)
NET ASSETS—100.0%		$169,375

Abbreviations:
EV	Enterprise Value
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

Footnote Legend:
(1)	All or a portion of securities is segregated as collateral for the Liquidity Facility. The value of securities segregated as collateral is $100,101.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2023, these securities amounted to a value of $41,389 or 24.4% of net assets.
(3)	All or a portion of security is on loan pursuant to the Liquidity Facility and/or securities lending.
(4)	Variable rate security. Rate disclosed is as of January 31, 2023. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	This loan will settle after January 31, 2023, at which time the interest rate, calculated on the base lending rate and the agreed upon spread on trade date, will be reflected.
(6)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(7)	Non-income producing.
(8)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(9)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	87%
Cayman Islands	7
Bermuda	3
Luxembourg	1
Netherlands	1
Canada	1
Total	100%
† % of total investments as of January 31, 2023.

For information regarding the abbreviations, see the Key Investment Terms starting on page 19.
See Notes to Financial Statements

Convertible & Income 2024 Target Term Fund (CBH)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of January 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Corporate Bonds and Notes	$ 76,070	$ —	$ 76,070	$ —
Leveraged Loans	55,096	—	55,096	—
Convertible Bonds and Notes	101,424	—	101,424	—
Equity Securities:
Common Stocks	1,042	28	—	1,014
Warrant	184	—	—	184
Money Market Mutual Fund	7,736	7,736	—	—
Securities Lending Collateral	1,000	1,000	—	—
Total Investments	$242,552	$8,764	$232,590	$1,198
There were no transfers into or out of Level 3 related to securities held at January 31, 2023.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Common Stocks	Warrants
Investments in Securities
Balance as of January 31, 2022:	$ 842	$ 731	$ 111
Net change in unrealized appreciation (depreciation)(a)	356	283	73
Balance as of January 31, 2023	$ 1,198	$ 1,014	$ 184
(a) The net change in unrealized appreciation (depreciation) on investments still held at January 31, 2023, was $356.
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2023:
Investments in Securities – Assets	Ending Balance at January 31, 2023	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stocks:
CCF Holdings LLC	$835	Market and Company Comparables	EV Multiples	1.09x (0.68x - 1.48x)
				6.72x (5.50x - 9.08x)
				0.64x (0.45x - 0.77x)
			Illiquidity Discount	25%

CCF Holdings LLC Class M	$179	Market and Company Comparables	EV Multiples	1.09x (0.68x - 1.48x)
				6.72x (5.50x - 9.08x)
				0.64x (0.45x - 0.77x)
			Illiquidity Discount	25%

Warrant:
CCF Holdings LLC	$184	Market and Company Comparables	EV Multiples	1.09x (0.68x - 1.48x)
				6.72x (5.50x - 9.08x)
				0.64x (0.45x - 0.77x)
			Illiquidity Discount	25%
		Black-Scholes Model	Volatility	55.94%

See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS January 31, 2023
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—91.1%
Airlines—1.2%
American Airlines Group, Inc. 6.500%, 7/1/25(1)	$ 2,040	$ 2,499
Southwest Airlines Co. 1.250%, 5/1/25(1)	1,670	2,002
		4,501

Auto Manufacturers—0.9%
Lucid Group, Inc. 144A 1.250%, 12/15/26(2)	5,250	3,396
Banks—1.8%
Barclays Bank plc 0.000%, 2/18/25(1)	4,085	4,363
BofA Finance LLC 0.600%, 5/25/27(1)	2,135	2,400
		6,763

Biotechnology—7.1%
Alnylam Pharmaceuticals, Inc. 144A 1.000%, 9/15/27(1)(2)	3,060	3,263
BioMarin Pharmaceutical, Inc. 1.250%, 5/15/27	4,165	4,686
Bridgebio Pharma, Inc. 2.250%, 2/1/29	2,860	976
Cytokinetics, Inc. 144A 3.500%, 7/1/27(1)(2)	2,190	2,395
Halozyme Therapeutics, Inc.
0.250%, 3/1/27(1)	2,435	2,280
144A 1.000%, 8/15/28(1)(2)	2,425	2,693
Insmed, Inc.
1.750%, 1/15/25(1)	2,805	2,662
0.750%, 6/1/28(1)	1,370	1,216
Sarepta Therapeutics, Inc. 144A 1.250%, 9/15/27(1)(2)	5,225	5,938
		26,109

Chemicals—0.6%
Livent Corp. 4.125%, 7/15/25(1)	710	2,181
Commercial Services—6.2%
Block, Inc.
0.125%, 3/1/25(1)	4,100	4,161
0.000%, 5/1/26(1)	2,385	2,008
Euronet Worldwide, Inc. 0.750%, 3/15/49(1)	1,915	1,868
Repay Holdings Corp. 144A 0.000%, 2/1/26(2)	4,120	3,304
Shift4 Payments, Inc.
0.000%, 12/15/25(1)	2,800	2,989
0.500%, 8/1/27(1)	4,860	4,338
Stride, Inc. 1.125%, 9/1/27(1)	3,825	3,995
		22,663

	Par Value	Value

Computers—4.7%
3D Systems Corp. 0.000%, 11/15/26	$ 4,540	$ 3,368
CyberArk Software Ltd. 0.000%, 11/15/24(1)	1,835	2,017
KBR, Inc. 2.500%, 11/1/23(1)	1,495	3,053
Lumentum Holdings, Inc.
0.500%, 12/15/26(1)	535	485
144A 0.500%, 6/15/28(2)	2,580	2,072
Parsons Corp. 0.250%, 8/15/25(1)	2,070	2,265
Pure Storage, Inc. 0.125%, 4/15/23(1)	180	201
Rapid7, Inc. 0.250%, 3/15/27	2,450	2,009
Zscaler, Inc. 0.125%, 7/1/25(1)	1,545	1,688
		17,158

Cosmetics & Personal Care—1.0%
Beauty Health Co. (The) 144A 1.250%, 10/1/26(1)(2)	4,630	3,788
Diversified Financial Services—3.8%
Coinbase Global, Inc. 0.500%, 6/1/26	2,975	2,015
Goldman Sachs Finance Corp. 0.500%, 12/29/27(3)	5,940	6,210
JPMorgan Chase Financial Co., LLC 0.500%, 6/15/27(1)	4,490	5,738
		13,963

Energy-Alternate Sources—3.6%
Enphase Energy, Inc.
0.000%, 3/1/26(1)	3,325	3,501
0.000%, 3/1/28	570	613
Plug Power, Inc. 3.750%, 6/1/25	325	1,104
SolarEdge Technologies, Inc. 0.000%, 9/15/25	1,345	1,806
Stem, Inc. 144A 0.500%, 12/1/28(2)	4,545	3,055
Sunnova Energy International, Inc. 144A 2.625%, 2/15/28(1)(2)	3,755	3,161
		13,240

Entertainment—2.8%
DraftKings Holdings, Inc. 0.000%, 3/15/28	5,875	3,995
Live Nation Entertainment, Inc. 144A 3.125%, 1/15/29(2)	1,720	1,845
Vail Resorts, Inc. 0.000%, 1/1/26(1)	4,650	4,400
		10,240

Food & Beverage—1.0%
Post Holdings, Inc. 144A 2.500%, 8/15/27(1)(2)	3,385	3,684
See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Par Value	Value

Healthcare-Products—4.7%
CONMED Corp. 144A 2.250%, 6/15/27(1)(2)	$ 2,110	$ 2,008
Exact Sciences Corp.
0.375%, 3/15/27(1)	150	141
0.375%, 3/1/28(1)	5,575	4,976
Insulet Corp. 0.375%, 9/1/26	2,250	3,106
Natera, Inc. 2.250%, 5/1/27(1)	1,520	2,069
Novocure Ltd. 0.000%, 11/1/25(1)	3,120	3,019
Repligen Corp. 0.375%, 7/15/24(1)	1,280	2,166
		17,485

Healthcare-Services—0.5%
Elevance Health, Inc. 2.750%, 10/15/42	245	1,746
Internet—12.5%
Booking Holdings, Inc. 0.750%, 5/1/25	3,120	4,442
Etsy, Inc.
0.125%, 9/1/27(1)	2,595	2,668
0.250%, 6/15/28	4,325	3,890
Farfetch Ltd. 3.750%, 5/1/27	1,920	1,681
Match Group Financeco 2, Inc. 144A 0.875%, 6/15/26(1)(2)	2,385	2,287
Palo Alto Networks, Inc.
0.750%, 7/1/23	1,135	2,033
0.375%, 6/1/25	3,620	5,933
Snap, Inc.
0.750%, 8/1/26(1)	3,090	2,849
144A 0.125%, 3/1/28(2)	3,345	2,410
Uber Technologies, Inc. 0.000%, 12/15/25(1)	7,050	6,195
Wayfair, Inc.
1.125%, 11/1/24	3,615	3,355
1.000%, 8/15/26	985	749
144A 3.250%, 9/15/27(2)	1,360	1,632
Zillow Group, Inc. 2.750%, 5/15/25(1)	5,920	6,065
		46,189

Leisure Time—3.1%
NCL Corp., Ltd. 1.125%, 2/15/27	8,405	6,409
Royal Caribbean Cruises Ltd. 144A 6.000%, 8/15/25(1)(2)	1,750	2,671
Topgolf Callaway Brands Corp. 2.750%, 5/1/26(1)	1,510	2,302
		11,382

Machinery-Diversified—0.6%
Middleby Corp. (The) 1.000%, 9/1/25(1)	1,565	2,042
	Par Value	Value

Media—6.0%
DISH Network Corp.
0.000%, 12/15/25	$ 3,640	$ 2,400
3.375%, 8/15/26	4,580	2,997
Liberty Media Corp.
1.375%, 10/15/23	3,580	4,681
144A 0.500%, 12/1/50(1)(2)	4,755	4,990
Liberty Media Corp.-Liberty Formula One 144A 2.250%, 8/15/27(1)(2)	4,120	4,301
World Wrestling Entertainment, Inc. 3.375%, 12/15/23(1)	840	2,850
		22,219

Mining—1.2%
Lithium Americas Corp. 1.750%, 1/15/27	2,575	2,217
MP Materials Corp. 144A 0.250%, 4/1/26(1)(2)	2,200	2,200
		4,417

Miscellaneous Manufacturing—0.9%
Axon Enterprise, Inc. 144A 0.500%, 12/15/27(1)(2)	3,180	3,415
Oil, Gas & Consumable Fuels—2.6%
EQT Corp. 1.750%, 5/1/26(1)	845	1,896
Northern Oil & Gas, Inc. 144A 3.625%, 4/15/29(2)	2,725	3,091
Pioneer Natural Resources Co. 0.250%, 5/15/25(1)	1,925	4,529
		9,516

Pharmaceuticals—4.9%
Dexcom, Inc. 0.250%, 11/15/25(1)	9,330	9,825
Jazz Investments I Ltd. 2.000%, 6/15/26(1)	4,675	5,487
Revance Therapeutics, Inc. 1.750%, 2/15/27(1)	2,145	2,764
		18,076

Retail—1.6%
Burlington Stores, Inc. 2.250%, 4/15/25(1)	2,625	3,252
Shake Shack, Inc. 0.000%, 3/1/28	3,450	2,565
		5,817

Semiconductors—3.6%
MACOM Technology Solutions Holdings, Inc. 0.250%, 3/15/26(1)	1,430	1,476
Microchip Technology, Inc. 0.125%, 11/15/24	2,350	2,607
ON Semiconductor Corp. 0.000%, 5/1/27(1)	1,635	2,452
Silicon Laboratories, Inc. 0.625%, 6/15/25(1)	790	1,096

See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Par Value	Value

Semiconductors—continued
Wolfspeed, Inc.
144A 0.250%, 2/15/28(1)(2)	$ 4,545	$ 4,147
144A 1.875%, 12/1/29(2)	1,655	1,607
		13,385

Software—13.9%
Akamai Technologies, Inc. 0.125%, 5/1/25(1)	2,560	2,743
Bentley Systems, Inc. 0.125%, 1/15/26(1)	4,260	3,936
Bill.com Holdings, Inc. 0.000%, 4/1/27	8,745	7,014
Box, Inc. 0.000%, 1/15/26(1)	1,580	2,118
Cloudflare, Inc. 0.000%, 8/15/26(1)	5,920	4,921
Confluent, Inc. 0.000%, 1/15/27	2,735	2,121
Coupa Software, Inc. 0.375%, 6/15/26(1)	2,815	2,738
DigitalOcean Holdings, Inc. 0.000%, 12/1/26	4,755	3,649
Envestnet, Inc. 144A 2.625%, 12/1/27(1)(2)	1,195	1,335
Evolent Health, Inc. 1.500%, 10/15/25	2,245	2,613
Five9, Inc. 0.500%, 6/1/25(1)	4,395	4,151
HubSpot, Inc. 0.375%, 6/1/25(1)	980	1,355
PagerDuty, Inc. 1.250%, 7/1/25	1,845	1,947
Splunk, Inc. 1.125%, 6/15/27(1)	4,595	3,954
Tyler Technologies, Inc. 0.250%, 3/15/26(1)	1,600	1,519
Unity Software, Inc. 0.000%, 11/15/26	2,360	1,820
Workiva, Inc. 1.125%, 8/15/26(1)	2,575	3,242
		51,176

Transportation—0.3%
Air Transport Services Group, Inc. 1.125%, 10/15/24(1)	865	914
Total Convertible Bonds and Notes (Identified Cost $347,928)		335,465

Corporate Bonds and Notes—61.5%
Aerospace & Defense—2.2%
Bombardier, Inc. 144A 7.500%, 2/1/29(1)(2)	1,830	1,828
Spirit AeroSystems, Inc. 144A 9.375%, 11/30/29(2)	925	1,006
TransDigm, Inc. 5.500%, 11/15/27(1)	3,135	2,994
	Par Value	Value

Aerospace & Defense—continued
Triumph Group, Inc. 144A 8.875%, 6/1/24(1)(2)	$ 2,217	$ 2,250
		8,078

Airlines—1.0%
American Airlines, Inc. 144A 11.750%, 7/15/25(1)(2)	2,080	2,315
Delta Air Lines, Inc. 7.375%, 1/15/26(1)	1,395	1,452
		3,767

Auto Components—1.8%
American Axle & Manufacturing, Inc. 6.500%, 4/1/27(1)	1,280	1,181
Clarios Global LP 144A 8.500%, 5/15/27(2)	3,010	2,998
Goodyear Tire & Rubber Co. (The)
9.500%, 5/31/25(1)	1,270	1,311
5.250%, 7/15/31	1,395	1,178
		6,668

Auto Manufacturers—1.4%
Ford Motor Co.
9.625%, 4/22/30(1)	2,205	2,595
7.450%, 7/16/31	1,700	1,824
6.100%, 8/19/32	605	594
		5,013

Building Materials—1.1%
Builders FirstSource, Inc. 144A 6.375%, 6/15/32(1)(2)	2,445	2,394
Griffon Corp. 5.750%, 3/1/28(1)	1,900	1,798
		4,192

Chemicals—0.3%
Chemours Co. (The) 144A 5.750%, 11/15/28(1)(2)	1,340	1,221
Commercial Services—2.9%
ADT Security Corp. (The) 144A 4.125%, 8/1/29(1)(2)	2,050	1,825
Avis Budget Car Rental LLC 144A 5.375%, 3/1/29(1)(2)	2,060	1,842
Deluxe Corp. 144A 8.000%, 6/1/29(1)(2)	1,430	1,225
Herc Holdings, Inc. 144A 5.500%, 7/15/27(1)(2)	1,315	1,259
Hertz Corp. (The) 144A 5.000%, 12/1/29(2)	1,490	1,218
NESCO Holdings II, Inc. 144A 5.500%, 4/15/29(1)(2)	2,000	1,796
United Rentals North America, Inc. 5.250%, 1/15/30(1)	1,530	1,480
		10,645

See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Par Value	Value

Computers—0.6%
McAfee Corp. 144A 7.375%, 2/15/30(2)	$ 1,390	$ 1,154
NCR Corp. 144A 5.125%, 4/15/29(1)(2)	1,375	1,198
		2,352

Containers & Packaging—1.8%
Berry Global, Inc. 144A 5.625%, 7/15/27(1)(2)	1,330	1,307
Mauser Packaging Solutions Holding Co. 144A 7.875%, 8/15/26(2)	1,215	1,225
Owens-Brockway Glass Container, Inc. 144A 6.625%, 5/13/27(1)(2)	2,460	2,412
Trivium Packaging Finance B.V. 144A 8.500%, 8/15/27(2)	1,830	1,760
		6,704

Cosmetics & Personal Care—0.9%
Coty, Inc. 144A 6.500%, 4/15/26(2)	2,165	2,134
Edgewell Personal Care Co. 144A 5.500%, 6/1/28(1)(2)	1,430	1,354
		3,488

Diversified Financial Services—1.5%
Nationstar Mortgage Holdings, Inc.
144A 5.500%, 8/15/28(1)(2)	1,400	1,223
144A 5.750%, 11/15/31(2)	730	588
Navient Corp. 6.750%, 6/15/26(1)	1,790	1,763
OneMain Finance Corp. 8.250%, 10/1/23(1)	565	572
PRA Group, Inc. 144A 8.375%, 2/1/28(2)	1,205	1,211
		5,357

Electric Utilities—0.5%
PG&E Corp. 5.250%, 7/1/30	1,975	1,817
Electronic Equipment, Instruments & Components—0.7%
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(1)(2)	2,560	2,623
Electronics—0.8%
Coherent Corp. 144A 5.000%, 12/15/29(2)	1,980	1,798
Sensata Technologies B.V. 144A 5.875%, 9/1/30(2)	1,210	1,187
		2,985

Entertainment—4.3%
Caesars Entertainment, Inc.
144A 8.125%, 7/1/27(1)(2)	4,165	4,228
144A 7.000%, 2/15/30(2)	1,215	1,236
CDI Escrow Issuer, Inc. 144A 5.750%, 4/1/30(2)	1,840	1,743
	Par Value	Value

Entertainment—continued
International Game Technology plc 144A 6.250%, 1/15/27(1)(2)	$ 1,185	$ 1,185
Lions Gate Capital Holdings LLC 144A 5.500%, 4/15/29(1)(2)	2,720	1,768
Live Nation Entertainment, Inc. 144A 6.500%, 5/15/27(1)(2)	1,915	1,926
Scientific Games International, Inc. 144A 7.000%, 5/15/28(1)(2)	1,215	1,203
SeaWorld Parks & Entertainment, Inc. 144A 5.250%, 8/15/29(1)(2)	2,825	2,553
		15,842

Environmental Services—0.7%
GFL Environmental, Inc. 144A 4.750%, 6/15/29(1)(2)	2,770	2,500
Equity Real Estate Investment Trusts (REITs)—1.9%
Iron Mountain, Inc. 144A 5.250%, 7/15/30(1)(2)	2,820	2,552
Park Intermediate Holdings LLC
144A 5.875%, 10/1/28(1)(2)	1,340	1,240
144A 4.875%, 5/15/29(1)(2)	1,450	1,253
Service Properties Trust 7.500%, 9/15/25(1)	1,855	1,824
		6,869

Food & Beverage—1.8%
Performance Food Group, Inc. 144A 5.500%, 10/15/27(1)(2)	2,750	2,647
Post Holdings, Inc. 144A 5.500%, 12/15/29(1)(2)	2,625	2,434
Simmons Foods, Inc. 144A 4.625%, 3/1/29(1)(2)	2,000	1,696
		6,777

Food Service—0.2%
Aramark Services, Inc. 144A 5.000%, 2/1/28(1)(2)	925	872
Healthcare-Products—0.4%
Medline Borrower LP 144A 5.250%, 10/1/29(2)	1,590	1,331
Healthcare-Services—1.2%
Select Medical Corp. 144A 6.250%, 8/15/26(1)(2)	1,255	1,226
Tenet Healthcare Corp.
6.125%, 10/1/28(2)	2,800	2,618
144A 6.125%, 6/15/30(2)	625	607
		4,451

Housewares—0.5%
Newell Brands, Inc. 6.625%, 9/15/29(1)	1,750	1,769
Internet—1.8%
Gen Digital, Inc. 144A 7.125%, 9/30/30(1)(2)	2,350	2,386

See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Par Value	Value

Internet—continued
Uber Technologies, Inc.
144A 8.000%, 11/1/26(1)(2)	$ 1,125	$ 1,152
144A 7.500%, 9/15/27(1)(2)	1,900	1,929
144A 6.250%, 1/15/28(1)(2)	1,295	1,267
		6,734

Investment Companies—0.7%
Compass Group Diversified Holdings LLC 144A 5.250%, 4/15/29(1)(2)	2,710	2,438
Leisure Time—2.4%
Carnival Corp. 144A 10.500%, 2/1/26(1)(2)	3,390	3,546
NCL Corp., Ltd. 144A 8.375%, 2/1/28(2)	1,820	1,850
Royal Caribbean Cruises Ltd.
144A 11.500%, 6/1/25(1)(2)	545	585
144A 11.625%, 8/15/27(1)(2)	2,545	2,701
		8,682

Lodging—1.5%
Hilton Domestic Operating Co., Inc. 4.875%, 1/15/30	645	608
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(1)(2)	2,645	2,366
MGM Resorts International 4.750%, 10/15/28(1)	1,480	1,342
Travel + Leisure Co. 144A 6.625%, 7/31/26(1)(2)	1,170	1,161
		5,477

Machinery-Construction & Mining—0.6%
Terex Corp. 144A 5.000%, 5/15/29(1)(2)	2,215	2,068
Machinery-Diversified—0.7%
Chart Industries, Inc. 144A 7.500%, 1/1/30(1)(2)	2,385	2,439
Media—6.4%
CCO Holdings LLC
144A 6.375%, 9/1/29(1)(2)	2,445	2,359
144A 7.375%, 3/1/31(2)	3,045	3,053
CSC Holdings LLC 144A 7.500%, 4/1/28(1)(2)	2,245	1,642
DirecTV Financing LLC 144A 5.875%, 8/15/27(1)(2)	2,160	1,957
DISH Network Corp. 144A 11.750%, 11/15/27(1)(2)	2,935	3,050
Gray Television, Inc. 144A 7.000%, 5/15/27(1)(2)	2,620	2,383
Nexstar Media, Inc. 144A 5.625%, 7/15/27(1)(2)	2,120	2,019
Scripps Escrow II, Inc. 144A 5.375%, 1/15/31(2)	1,555	1,255
Sirius XM Radio, Inc. 144A 4.000%, 7/15/28(1)(2)	2,240	1,994
TEGNA, Inc. 5.000%, 9/15/29(1)	1,415	1,333
	Par Value	Value

Media—continued
Virgin Media Secured Finance plc 144A 5.500%, 5/15/29(1)(2)	$ 2,605	$ 2,417
		23,462

Mining—0.5%
Hudbay Minerals, Inc. 144A 6.125%, 4/1/29(1)(2)	2,115	1,953
Oil, Gas & Consumable Fuels—5.6%
Antero Resources Corp. 144A 7.625%, 2/1/29(1)(2)	1,724	1,763
Callon Petroleum Co. 144A 8.000%, 8/1/28(1)(2)	1,710	1,709
CITGO Petroleum Corp. 144A 6.375%, 6/15/26(2)	2,340	2,293
CNX Resources Corp. 144A 7.375%, 1/15/31(1)(2)	2,335	2,271
Comstock Resources, Inc.
144A 6.750%, 3/1/29(1)(2)	1,250	1,153
144A 5.875%, 1/15/30(2)	700	600
Occidental Petroleum Corp. 6.625%, 9/1/30	1,720	1,826
SM Energy Co. 6.500%, 7/15/28(1)	2,360	2,245
Southwestern Energy Co. 5.375%, 3/15/30	1,405	1,308
Sunoco LP 4.500%, 4/30/30	730	650
USA Compression Partners LP 6.875%, 9/1/27(1)	2,285	2,217
Weatherford International Ltd. 144A 8.625%, 4/30/30(1)(2)	2,440	2,463
		20,498

Paper & Forest Products—0.5%
Mercer International, Inc.
5.125%, 2/1/29(1)	645	552
144A 5.125%, 2/1/29(1)(2)	1,470	1,257
		1,809

Pharmaceuticals—1.3%
Jazz Securities DAC 144A 4.375%, 1/15/29(1)(2)	2,480	2,263
Organon & Co. 144A 5.125%, 4/30/31(1)(2)	2,720	2,455
		4,718

Pipelines—3.0%
Antero Midstream Partners LP 144A 5.375%, 6/15/29(1)(2)	1,405	1,305
Crestwood Midstream Partners LP 144A 6.000%, 2/1/29(1)(2)	3,155	2,993
EQM Midstream Partners LP 144A 7.500%, 6/1/30(1)(2)	2,355	2,352
NGL Energy Operating LLC 144A 7.500%, 2/1/26(1)(2)	2,150	2,042

See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Par Value	Value

Pipelines—continued
NuStar Logistics LP 6.375%, 10/1/30(1)	$ 2,500	$ 2,408
		11,100

Real Estate—0.4%
Kennedy-Wilson, Inc. 5.000%, 3/1/31	1,990	1,623
Retail—2.6%
Asbury Automotive Group, Inc. 144A 4.625%, 11/15/29(2)	725	640
Bath & Body Works, Inc. 144A 6.625%, 10/1/30(1)(2)	3,100	3,029
Macy’s Retail Holdings LLC
144A 5.875%, 3/15/30(2)	680	621
144A 6.125%, 3/15/32(2)	1,390	1,244
New Red Finance, Inc. 144A 4.000%, 10/15/30(1)(2)	2,765	2,354
Yum! Brands, Inc. 5.375%, 4/1/32	1,735	1,646
		9,534

Semiconductors—0.8%
Amkor Technology, Inc. 144A 6.625%, 9/15/27(1)(2)	1,170	1,175
Entegris Escrow Corp. 144A 5.950%, 6/15/30(2)	1,925	1,848
		3,023

Software—1.4%
Clarivate Science Holdings Corp. 144A 4.875%, 7/1/29(2)	1,910	1,681
Consensus Cloud Solutions, Inc. 144A 6.500%, 10/15/28(1)(2)	1,480	1,385
SS&C Technologies, Inc. 144A 5.500%, 9/30/27(1)(2)	2,310	2,222
		5,288

Telecommunications—2.4%
CommScope, Inc. 144A 6.000%, 3/1/26(1)(2)	1,655	1,584
Frontier Communications Holdings LLC
144A 5.000%, 5/1/28(1)(2)	1,295	1,177
144A 8.750%, 5/15/30(1)(2)	2,330	2,415
Hughes Satellite Systems Corp. 6.625%, 8/1/26(1)	2,610	2,524
Lumen Technologies, Inc. 144A 5.375%, 6/15/29(1)(2)	1,575	1,091
		8,791

Transportation—0.4%
Fortress Transportation & Infrastructure Investors LLC 144A 9.750%, 8/1/27(1)(2)	1,500	1,542
Total Corporate Bonds and Notes (Identified Cost $236,212)		226,500

	Shares	Value
Convertible Preferred Stocks—11.9%
Auto Components—0.5%
Aptiv plc Series A, 5.500%	14,020	$ 1,766
Banks—3.9%
Wells Fargo & Co. Series L, 7.500%	11,440	14,391
Capital Markets—0.7%
KKR & Co., Inc. Series C, 6.000%	35,220	2,380
Commercial Services & Supplies—0.7%
GFL Environmental, Inc., 6.000%	39,480	2,711
Diversified Financial Services—0.7%
Chewy, Inc. 2020 Mandatory Exchangeable Trust 144A, 6.500%(2)	2,505	2,604
Electric Utilities—2.3%
NextEra Energy, Inc.
5.279%	78,590	3,929
6.926%	38,420	1,842
PG&E Corp., 5.500%	19,785	2,795
		8,566

Healthcare Equipment & Supplies—1.1%
Boston Scientific Corp. Series A, 5.500%	34,990	3,993
Life Sciences Tools & Services—0.9%
Danaher Corp. Series B, 5.000%	2,325	3,125
Telecommunications—1.1%
T-Mobile U.S. 2020 Cash Mandatory Exchangeable Trust 144A, 5.250%(2)	3,430	4,137
Total Convertible Preferred Stocks (Identified Cost $34,315)		43,673

Preferred Stock—0.2%
Entertainment—0.2%
LiveStyle, Inc. Series B (3)(4)(5)(6)	12,300	925
Total Preferred Stock (Identified Cost $1,206)		925

Common Stocks—1.5%
Banks—1.4%
CCF Holdings LLC (3)(5)	7,808,320	4,763
CCF Holdings LLC Class M(3)(5)	879,959	537
		5,300

Consumer Finance—0.1%
Erickson, Inc.(3)(5)	8,295	296

See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Shares	Value

Entertainment—0.0%
LiveStyle, Inc. (3)(4)(5)(6)	90,407	$ —(7)
Total Common Stocks (Identified Cost $30,173)		5,596

Warrants—0.1%
Banks—0.1%
CCF Holdings LLC(3)(5)	1,455,681	553
Media—0.0%
Tenerity, Inc.(3)(5)(6)	15,602	—
Total Warrants (Identified Cost $3,080)		553

Total Long-Term Investments—166.3% (Identified Cost $652,914)		612,712

Short-Term Investment—8.3%
Money Market Mutual Fund—8.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.066%)(8)	30,556,680	30,557
Total Short-Term Investment (Identified Cost $30,557)		30,557

TOTAL INVESTMENTS—174.6% (Identified Cost $683,471)		$ 643,269
Other assets and liabilities, net—(47.5)%		(174,860)
Preferred Shares—(27.1)%		(100,000)
NET ASSETS—100.0%		$ 368,409
Abbreviations:
EV	Enterprise Value
LLC	Limited Liability Company
LP	Limited Partnership
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	All or a portion of securities is segregated as collateral for the Liquidity Facility. The value of securities segregated as collateral is $288,105.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2023, these securities amounted to a value of $263,495 or 71.5% of net assets.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	For the period of February 1, 2022 through March 1, 2022, a member of the Fund’s portfolio management team was a member of the board of directors of LiveStyle, Inc.
(5)	Non-income producing.
(6)	Security is restricted from resale.
(7)	Amount is less than $500.
(8)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	91%
Bermuda	3
Canada	2
United Kingdom	2
Liberia	1
Panama	1
Total	100%
† % of total investments as of January 31, 2023.

The following table summarizes the value of the Fund’s investments as of January 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Corporate Bonds and Notes	$226,500	$ —	$226,500	$ —
Convertible Bonds and Notes	335,465	—	329,255	6,210
Equity Securities:
Convertible Preferred Stocks	43,673	36,932	6,741	—
Common Stocks	5,596	—	—	5,596
Preferred Stock	925	—	—	925
Warrants	553	—	—	553 (1)
Money Market Mutual Fund	30,557	30,557	—	—
Total Investments	$643,269	$67,489	$562,496	$13,284

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at January 31, 2023.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
For information regarding the abbreviations, see the Key Investment Terms starting on page 19.
See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Convertible Bonds and Notes	Common Stocks	Preferred Stocks	Warrants
Investments in Securities
Balance as of January 31, 2022:	$ 6,885	—	$ 4,031	$ 2,519(a)	$ 335 (a)
Net realized gain (loss)	(6,725)	—	—	(6,725)	—
Net change in unrealized appreciation (depreciation)(b)	8,324	121	1,565	6,420	218
Purchases	6,089	6,089	—	—	—
Sales (c)	(1,289)	—	—	(1,289)	—
Balance as of January 31, 2023	$ 13,284	$ 6,210	$ 5,596	$ 925	$ 553 (a)
(a) Includes internally fair valued security currently priced at zero ($0).
(b) The net change in unrealized appreciation (depreciation) on investments still held at January 31, 2023, was $1,575.
(c) Includes paydowns on securities.
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2023:
Investments in Securities – Assets	Ending Balance at January 31, 2023	Valuation Technique Used	Unobservable Inputs	Input Values
Preferred Stocks:
LiveStyle, Inc. Series B	$ 925	Discounted cash flows liquidation approach	Discount rate	23.85% (23.70% - 24.03%)

Common Stocks:
CCF Holdings LLC	$4,763	Market and Company Comparables	EV Multiples	1.09x (0.68x - 1.48x)
				6.72x (5.50x - 9.08x)
				0.64x (0.45x - 0.77x)
			Illiquidity Discount	25%

CCF Holdings LLC Class M	$ 537	Market and Company Comparables	EV Multiples	1.09x (0.68x - 1.48x)
				6.72x (5.50x - 9.08x)
				0.64x (0.45x - 0.77x)
			Illiquidity Discount	25%

Erickson, Inc.	$ 296	Market and Company Comparables	EV Multiples	1.35x (0.73x - 3.06x)
				14.78x (12.21x - 18.99x)
				1.00x (0.54x - 1.74x)
			M&A Transaction Multiples	0.96x (0.41x - 1.96x)
			Illiquidity Discount	20%

LiveStyle, Inc.	$ —(1)	Discounted cash flows liquidation approach	Discount rate	23.85% (23.70% - 24.03%)

Warrants:
CCF Holdings LLC	$ 553	Market and Company Comparables	EV Multiples	1.09x (0.68x - 1.48x)
				6.72x (5.50x - 9.08x)
				0.64x (0.45x - 0.77x)
			Illiquidity Discount	25%
		Black-Scholes Model	Volatility	55.94%

(1) Amount is less than $500.
See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS January 31, 2023
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—94.1%
Airlines—1.3%
American Airlines Group, Inc. 6.500%, 7/1/25(1)	$ 1,565	$ 1,917
Southwest Airlines Co. 1.250%, 5/1/25(1)	1,285	1,541
		3,458

Auto Manufacturers—0.9%
Lucid Group, Inc. 144A 1.250%, 12/15/26(2)	3,960	2,562
Banks—1.9%
Barclays Bank plc 0.000%, 2/18/25(1)	3,140	3,353
BofA Finance LLC 0.600%, 5/25/27(1)	1,640	1,844
		5,197

Biotechnology—7.3%
Alnylam Pharmaceuticals, Inc. 144A 1.000%, 9/15/27(1)(2)	2,375	2,532
BioMarin Pharmaceutical, Inc. 1.250%, 5/15/27	3,200	3,600
Bridgebio Pharma, Inc. 2.250%, 2/1/29	2,150	734
Cytokinetics, Inc. 144A 3.500%, 7/1/27(1)(2)	1,680	1,837
Halozyme Therapeutics, Inc.
0.250%, 3/1/27(1)	1,835	1,718
144A 1.000%, 8/15/28(1)(2)	1,840	2,044
Insmed, Inc.
1.750%, 1/15/25(1)	2,255	2,140
0.750%, 6/1/28	1,050	932
Sarepta Therapeutics, Inc. 144A 1.250%, 9/15/27(1)(2)	4,015	4,563
		20,100

Chemicals—0.6%
Livent Corp. 4.125%, 7/15/25(1)	545	1,674
Commercial Services—6.3%
Block, Inc.
0.125%, 3/1/25(1)	3,150	3,197
0.000%, 5/1/26	1,855	1,562
Euronet Worldwide, Inc. 0.750%, 3/15/49(1)	1,480	1,444
Repay Holdings Corp. 144A 0.000%, 2/1/26(2)	3,185	2,554
Shift4 Payments, Inc.
0.000%, 12/15/25(1)	2,155	2,300
0.500%, 8/1/27	3,735	3,334
Stride, Inc. 1.125%, 9/1/27(1)	2,940	3,071
		17,462

	Par Value	Value

Computers—4.8%
3D Systems Corp. 0.000%, 11/15/26	$ 3,460	$ 2,567
CyberArk Software Ltd. 0.000%, 11/15/24(1)	1,410	1,550
KBR, Inc. 2.500%, 11/1/23(1)	1,150	2,348
Lumentum Holdings, Inc.
0.500%, 12/15/26(1)	415	377
144A 0.500%, 6/15/28(2)	1,995	1,602
Parsons Corp. 0.250%, 8/15/25(1)	1,590	1,740
Pure Storage, Inc. 0.125%, 4/15/23(1)	140	156
Rapid7, Inc. 0.250%, 3/15/27	1,875	1,537
Zscaler, Inc. 0.125%, 7/1/25(1)	1,195	1,306
		13,183

Cosmetics & Personal Care—1.1%
Beauty Health Co. (The) 144A 1.250%, 10/1/26(1)(2)	3,710	3,035
Diversified Financial Services—3.9%
Coinbase Global, Inc. 0.500%, 6/1/26	2,285	1,548
Goldman Sachs Finance Corp. 0.500%, 12/29/27(3)	4,570	4,777
JPMorgan Chase Financial Co., LLC 0.500%, 6/15/27(1)	3,460	4,422
		10,747

Energy-Alternate Sources—3.7%
Enphase Energy, Inc.
0.000%, 3/1/26(1)	2,555	2,690
0.000%, 3/1/28(1)	440	473
Plug Power, Inc. 3.750%, 6/1/25	250	849
SolarEdge Technologies, Inc. 0.000%, 9/15/25(1)	1,035	1,390
Stem, Inc. 144A 0.500%, 12/1/28(2)	3,645	2,450
Sunnova Energy International, Inc. 144A 2.625%, 2/15/28(2)	2,900	2,442
		10,294

Entertainment—2.8%
DraftKings Holdings, Inc. 0.000%, 3/15/28	4,435	3,016
Live Nation Entertainment, Inc. 144A 3.125%, 1/15/29(2)	1,325	1,421
Vail Resorts, Inc. 0.000%, 1/1/26(1)	3,570	3,378
		7,815

Food & Beverage—1.0%
Post Holdings, Inc. 144A 2.500%, 8/15/27(1)(2)	2,600	2,830
See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Par Value	Value

Healthcare-Products—4.9%
CONMED Corp. 144A 2.250%, 6/15/27(1)(2)	$ 1,620	$ 1,541
Exact Sciences Corp.
0.375%, 3/15/27	115	108
0.375%, 3/1/28(1)	4,275	3,816
Insulet Corp. 0.375%, 9/1/26(1)	1,735	2,395
Natera, Inc. 2.250%, 5/1/27	1,165	1,586
Novocure Ltd. 0.000%, 11/1/25(1)	2,405	2,327
Repligen Corp. 0.375%, 7/15/24(1)	980	1,659
		13,432

Healthcare-Services—0.5%
Elevance Health, Inc. 2.750%, 10/15/42	190	1,354
Internet—13.0%
Booking Holdings, Inc. 0.750%, 5/1/25	2,400	3,417
Etsy, Inc.
0.125%, 9/1/27(1)	1,960	2,015
0.250%, 6/15/28	3,335	3,000
Farfetch Ltd. 3.750%, 5/1/27	1,545	1,353
Match Group Financeco 2, Inc. 144A 0.875%, 6/15/26(1)(2)	1,830	1,755
Palo Alto Networks, Inc.
0.750%, 7/1/23	955	1,710
0.375%, 6/1/25	2,730	4,474
Snap, Inc.
0.750%, 8/1/26(1)	2,475	2,282
144A 0.125%, 3/1/28(2)	2,585	1,862
Uber Technologies, Inc. 0.000%, 12/15/25(1)	5,635	4,952
Wayfair, Inc.
1.125%, 11/1/24	2,895	2,687
1.000%, 8/15/26	755	574
144A 3.250%, 9/15/27(2)	1,045	1,254
Zillow Group, Inc. 2.750%, 5/15/25(1)	4,550	4,661
		35,996

Leisure Time—3.2%
NCL Corp., Ltd. 1.125%, 2/15/27	6,465	4,930
Royal Caribbean Cruises Ltd. 144A 6.000%, 8/15/25(1)(2)	1,350	2,061
Topgolf Callaway Brands Corp. 2.750%, 5/1/26(1)	1,160	1,768
		8,759

Machinery-Diversified—0.6%
Middleby Corp. (The) 1.000%, 9/1/25(1)	1,200	1,565
	Par Value	Value

Media—6.2%
DISH Network Corp.
0.000%, 12/15/25	$ 2,745	$ 1,810
3.375%, 8/15/26	3,455	2,261
Liberty Media Corp.
1.375%, 10/15/23	2,870	3,753
144A 0.500%, 12/1/50(1)(2)	3,585	3,762
Liberty Media Corp.-Liberty Formula One 144A 2.250%, 8/15/27(1)(2)	3,310	3,456
World Wrestling Entertainment, Inc. 3.375%, 12/15/23(1)	645	2,188
		17,230

Mining—1.3%
Lithium Americas Corp. 1.750%, 1/15/27	2,075	1,787
MP Materials Corp. 144A 0.250%, 4/1/26(1)(2)	1,690	1,690
		3,477

Miscellaneous Manufacturing—1.0%
Axon Enterprise, Inc. 144A 0.500%, 12/15/27(2)	2,450	2,631
Oil, Gas & Consumable Fuels—2.7%
EQT Corp. 1.750%, 5/1/26(1)	655	1,469
Northern Oil & Gas, Inc. 144A 3.625%, 4/15/29(2)	2,090	2,371
Pioneer Natural Resources Co. 0.250%, 5/15/25(1)	1,480	3,482
		7,322

Pharmaceuticals—5.0%
Dexcom, Inc. 0.250%, 11/15/25(1)	7,175	7,555
Jazz Investments I Ltd. 2.000%, 6/15/26(1)	3,615	4,243
Revance Therapeutics, Inc. 1.750%, 2/15/27(1)	1,650	2,127
		13,925

Retail—1.6%
Burlington Stores, Inc. 2.250%, 4/15/25(1)	2,025	2,508
Shake Shack, Inc. 0.000%, 3/1/28	2,665	1,982
		4,490

Semiconductors—3.8%
MACOM Technology Solutions Holdings, Inc. 0.250%, 3/15/26(1)	1,155	1,192
Microchip Technology, Inc. 0.125%, 11/15/24	1,805	2,002
ON Semiconductor Corp. 0.000%, 5/1/27(1)	1,265	1,897
Silicon Laboratories, Inc. 0.625%, 6/15/25(1)	610	846

See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Par Value	Value

Semiconductors—continued
Wolfspeed, Inc.
144A 0.250%, 2/15/28(1)(2)	$ 3,510	$ 3,203
144A 1.875%, 12/1/29(2)	1,275	1,238
		10,378

Software—14.5%
Akamai Technologies, Inc. 0.125%, 5/1/25(1)	1,970	2,111
Bentley Systems, Inc. 0.125%, 1/15/26(1)	3,275	3,026
Bill.com Holdings, Inc. 0.000%, 4/1/27	7,040	5,646
Box, Inc. 0.000%, 1/15/26(1)	1,215	1,629
Cloudflare, Inc. 0.000%, 8/15/26(1)	4,550	3,782
Confluent, Inc. 0.000%, 1/15/27	2,105	1,633
Coupa Software, Inc. 0.375%, 6/15/26	2,165	2,105
DigitalOcean Holdings, Inc. 0.000%, 12/1/26	3,825	2,936
Envestnet, Inc. 144A 2.625%, 12/1/27(2)	925	1,034
Evolent Health, Inc. 1.500%, 10/15/25	1,730	2,014
Five9, Inc. 0.500%, 6/1/25(1)	3,395	3,206
HubSpot, Inc. 0.375%, 6/1/25(1)	755	1,044
PagerDuty, Inc. 1.250%, 7/1/25	1,425	1,503
Splunk, Inc. 1.125%, 6/15/27	3,730	3,210
Tyler Technologies, Inc. 0.250%, 3/15/26(1)	1,180	1,120
Unity Software, Inc. 0.000%, 11/15/26	1,815	1,399
Workiva, Inc. 1.125%, 8/15/26(1)	2,030	2,556
		39,954

Transportation—0.2%
Air Transport Services Group, Inc. 1.125%, 10/15/24(1)	655	692
Total Convertible Bonds and Notes (Identified Cost $269,202)		259,562

Corporate Bonds and Notes—59.7%
Aerospace & Defense—1.7%
Bombardier, Inc. 144A 7.500%, 2/1/29(1)(2)	1,305	1,304
Spirit AeroSystems, Inc. 144A 9.375%, 11/30/29(2)	680	739
TransDigm, Inc. 5.500%, 11/15/27(1)	2,275	2,173
	Par Value	Value

Aerospace & Defense—continued
Triumph Group, Inc. 144A 8.875%, 6/1/24(1)(2)	$ 497	$ 504
		4,720

Airlines—1.0%
American Airlines, Inc. 144A 11.750%, 7/15/25(1)(2)	1,510	1,681
Delta Air Lines, Inc. 7.375%, 1/15/26(1)	1,085	1,129
		2,810

Auto Components—1.9%
American Axle & Manufacturing, Inc. 6.500%, 4/1/27(1)	1,000	922
Clarios Global LP 144A 8.500%, 5/15/27(2)	2,325	2,316
Goodyear Tire & Rubber Co. (The)
9.500%, 5/31/25(1)	975	1,006
5.250%, 7/15/31	1,085	917
		5,161

Auto Manufacturers—1.4%
Ford Motor Co.
9.625%, 4/22/30(1)	1,705	2,007
7.450%, 7/16/31	1,250	1,341
6.100%, 8/19/32	440	432
		3,780

Building Materials—1.1%
Builders FirstSource, Inc. 144A 6.375%, 6/15/32(1)(2)	1,790	1,753
Griffon Corp. 5.750%, 3/1/28(1)	1,470	1,391
		3,144

Chemicals—0.4%
Chemours Co. (The) 144A 5.750%, 11/15/28(1)(2)	1,045	952
Commercial Services—2.9%
ADT Security Corp. (The) 144A 4.125%, 8/1/29(2)	1,595	1,420
Avis Budget Car Rental LLC 144A 5.375%, 3/1/29(2)	1,595	1,426
Deluxe Corp. 144A 8.000%, 6/1/29(2)	1,105	946
Herc Holdings, Inc. 144A 5.500%, 7/15/27(1)(2)	1,015	972
Hertz Corp. (The) 144A 5.000%, 12/1/29(2)	1,165	952
NESCO Holdings II, Inc. 144A 5.500%, 4/15/29(2)	1,470	1,320
United Rentals North America, Inc. 5.250%, 1/15/30(1)	1,110	1,074
		8,110

See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Par Value	Value

Computers—0.7%
McAfee Corp. 144A 7.375%, 2/15/30(2)	$ 1,085	$ 901
NCR Corp. 144A 5.125%, 4/15/29(2)	1,065	928
		1,829

Containers & Packaging—1.8%
Berry Global, Inc. 144A 5.625%, 7/15/27(1)(2)	1,030	1,012
Mauser Packaging Solutions Holding Co. 144A 7.875%, 8/15/26(2)	880	888
Owens-Brockway Glass Container, Inc. 144A 6.625%, 5/13/27(1)(2)	1,785	1,750
Trivium Packaging Finance B.V. 144A 8.500%, 8/15/27(2)	1,415	1,361
		5,011

Cosmetics & Personal Care—1.0%
Coty, Inc. 144A 6.500%, 4/15/26(2)	1,675	1,651
Edgewell Personal Care Co. 144A 5.500%, 6/1/28(1)(2)	1,105	1,047
		2,698

Diversified Financial Services—1.5%
Nationstar Mortgage Holdings, Inc.
144A 5.500%, 8/15/28(1)(2)	1,080	944
144A 5.750%, 11/15/31(2)	565	455
Navient Corp. 6.750%, 6/15/26(1)	1,375	1,354
OneMain Finance Corp. 8.250%, 10/1/23(1)	440	445
PRA Group, Inc. 144A 8.375%, 2/1/28(2)	875	879
		4,077

Electric Utilities—0.5%
PG&E Corp. 5.250%, 7/1/30	1,455	1,339
Electronic Equipment, Instruments & Components—0.7%
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(1)(2)	1,980	2,029
Electronics—0.6%
Coherent Corp. 144A 5.000%, 12/15/29(2)	975	885
Sensata Technologies B.V. 144A 5.875%, 9/1/30(2)	880	864
		1,749

Entertainment—3.9%
Caesars Entertainment, Inc.
144A 8.125%, 7/1/27(1)(2)	3,025	3,070
144A 7.000%, 2/15/30(2)	880	896
CDI Escrow Issuer, Inc. 144A 5.750%, 4/1/30(2)	1,420	1,346
	Par Value	Value

Entertainment—continued
Lions Gate Capital Holdings LLC 144A 5.500%, 4/15/29(2)	$ 2,105	$ 1,368
Live Nation Entertainment, Inc. 144A 6.500%, 5/15/27(1)(2)	1,495	1,503
Scientific Games International, Inc. 144A 7.000%, 5/15/28(1)(2)	685	678
SeaWorld Parks & Entertainment, Inc. 144A 5.250%, 8/15/29(1)(2)	2,180	1,970
		10,831

Environmental Services—0.7%
GFL Environmental, Inc. 144A 4.750%, 6/15/29(1)(2)	2,140	1,931
Equity Real Estate Investment Trusts (REITs)—1.9%
Iron Mountain, Inc. 144A 5.250%, 7/15/30(1)(2)	2,180	1,973
Park Intermediate Holdings LLC
144A 5.875%, 10/1/28(1)(2)	1,035	958
144A 4.875%, 5/15/29(2)	1,125	972
Service Properties Trust 7.500%, 9/15/25(1)	1,430	1,406
		5,309

Food & Beverage—1.7%
Performance Food Group, Inc. 144A 5.500%, 10/15/27(1)(2)	2,135	2,055
Post Holdings, Inc. 144A 5.500%, 12/15/29(1)(2)	1,535	1,424
Simmons Foods, Inc. 144A 4.625%, 3/1/29(2)	1,550	1,314
		4,793

Food Service—0.2%
Aramark Services, Inc. 144A 5.000%, 2/1/28(1)(2)	680	641
Healthcare-Products—0.4%
Medline Borrower LP 144A 5.250%, 10/1/29(2)	1,160	971
Healthcare-Services—1.2%
Select Medical Corp. 144A 6.250%, 8/15/26(1)(2)	925	903
Tenet Healthcare Corp.
6.125%, 10/1/28(2)	2,170	2,029
144A 6.125%, 6/15/30(2)	485	471
		3,403

Housewares—0.5%
Newell Brands, Inc. 6.625%, 9/15/29(1)	1,270	1,284
Internet—1.9%
Gen Digital, Inc. 144A 7.125%, 9/30/30(1)(2)	1,705	1,731
Uber Technologies, Inc.
144A 8.000%, 11/1/26(1)(2)	865	885

See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Par Value	Value

Internet—continued
144A 7.500%, 9/15/27(1)(2)	$ 1,485	$ 1,508
144A 6.250%, 1/15/28(1)(2)	1,000	979
		5,103

Investment Companies—0.6%
Compass Group Diversified Holdings LLC 144A 5.250%, 4/15/29(1)(2)	1,970	1,773
Leisure Time—2.1%
Carnival Corp. 144A 10.500%, 2/1/26(1)(2)	1,760	1,841
NCL Corp., Ltd. 144A 8.375%, 2/1/28(2)	1,320	1,342
Royal Caribbean Cruises Ltd.
144A 11.500%, 6/1/25(1)(2)	425	456
144A 11.625%, 8/15/27(1)(2)	1,975	2,096
		5,735

Lodging—1.5%
Hilton Domestic Operating Co., Inc. 4.875%, 1/15/30	500	471
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(1)(2)	1,925	1,722
MGM Resorts International 4.750%, 10/15/28(1)	1,145	1,038
Travel + Leisure Co. 144A 6.625%, 7/31/26(1)(2)	855	849
		4,080

Machinery-Construction & Mining—0.6%
Terex Corp. 144A 5.000%, 5/15/29(1)(2)	1,715	1,601
Machinery-Diversified—0.6%
Chart Industries, Inc. 144A 7.500%, 1/1/30(1)(2)	1,730	1,769
Media—6.3%
CCO Holdings LLC
144A 6.375%, 9/1/29(1)(2)	1,770	1,708
144A 7.375%, 3/1/31(2)	2,210	2,216
CSC Holdings LLC 144A 7.500%, 4/1/28(1)(2)	1,640	1,199
DirecTV Financing LLC 144A 5.875%, 8/15/27(1)(2)	1,670	1,513
DISH Network Corp. 144A 11.750%, 11/15/27(1)(2)	2,130	2,214
Gray Television, Inc. 144A 7.000%, 5/15/27(1)(2)	1,900	1,728
Nexstar Media, Inc. 144A 5.625%, 7/15/27(1)(2)	1,640	1,562
Scripps Escrow II, Inc. 144A 5.375%, 1/15/31(2)	1,135	916
Sirius XM Radio, Inc. 144A 4.000%, 7/15/28(1)(2)	1,735	1,544
TEGNA, Inc. 5.000%, 9/15/29	1,095	1,032
	Par Value	Value

Media—continued
Virgin Media Secured Finance plc 144A 5.500%, 5/15/29(1)(2)	$ 2,015	$ 1,869
		17,501

Mining—0.6%
Hudbay Minerals, Inc. 144A 6.125%, 4/1/29(1)(2)	1,635	1,510
Oil, Gas & Consumable Fuels—5.1%
Antero Resources Corp. 144A 7.625%, 2/1/29(1)(2)	1,333	1,363
Callon Petroleum Co. 144A 8.000%, 8/1/28(1)(2)	1,325	1,324
CITGO Petroleum Corp. 144A 6.375%, 6/15/26(2)	1,725	1,690
CNX Resources Corp. 144A 7.375%, 1/15/31(1)(2)	1,715	1,668
Comstock Resources, Inc.
144A 6.750%, 3/1/29(2)	905	835
144A 5.875%, 1/15/30(2)	545	467
Occidental Petroleum Corp. 6.625%, 9/1/30	1,135	1,205
SM Energy Co. 6.500%, 7/15/28(1)	1,725	1,641
Sunoco LP 4.500%, 4/30/30	565	503
USA Compression Partners LP 6.875%, 9/1/27(1)	1,750	1,698
Weatherford International Ltd. 144A 8.625%, 4/30/30(1)(2)	1,770	1,787
		14,181

Paper & Forest Products—0.5%
Mercer International, Inc.
5.125%, 2/1/29(1)	495	423
144A 5.125%, 2/1/29(1)(2)	1,135	971
		1,394

Pharmaceuticals—1.3%
Jazz Securities DAC 144A 4.375%, 1/15/29(1)(2)	1,925	1,756
Organon & Co. 144A 5.125%, 4/30/31(1)(2)	1,985	1,792
		3,548

Pipelines—2.9%
Antero Midstream Partners LP 144A 5.375%, 6/15/29(2)	1,090	1,012
Crestwood Midstream Partners LP 144A 6.000%, 2/1/29(1)(2)	2,290	2,172
EQM Midstream Partners LP 144A 7.500%, 6/1/30(1)(2)	1,835	1,833
NGL Energy Operating LLC 144A 7.500%, 2/1/26(1)(2)	1,665	1,581
NuStar Logistics LP 6.375%, 10/1/30	1,400	1,349
		7,947

See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Par Value	Value

Real Estate—0.5%
Kennedy-Wilson, Inc. 5.000%, 3/1/31	$ 1,545	$ 1,260
Retail—2.6%
Asbury Automotive Group, Inc. 144A 4.625%, 11/15/29(2)	560	494
Bath & Body Works, Inc. 144A 6.625%, 10/1/30(1)(2)	2,245	2,194
Macy’s Retail Holdings LLC
144A 5.875%, 3/15/30(2)	525	479
144A 6.125%, 3/15/32(2)	1,015	908
New Red Finance, Inc. 144A 4.000%, 10/15/30(1)(2)	2,140	1,822
Yum! Brands, Inc. 5.375%, 4/1/32	1,265	1,200
		7,097

Semiconductors—0.8%
Amkor Technology, Inc. 144A 6.625%, 9/15/27(1)(2)	850	854
Entegris Escrow Corp. 144A 5.950%, 6/15/30(2)	1,485	1,426
		2,280

Software—1.5%
Clarivate Science Holdings Corp. 144A 4.875%, 7/1/29(2)	1,485	1,307
Consensus Cloud Solutions, Inc. 144A 6.500%, 10/15/28(1)(2)	1,145	1,072
SS&C Technologies, Inc. 144A 5.500%, 9/30/27(1)(2)	1,770	1,702
		4,081

Telecommunications—2.2%
CommScope, Inc. 144A 6.000%, 3/1/26(1)(2)	765	733
Frontier Communications Holdings LLC
144A 5.000%, 5/1/28(1)(2)	1,010	918
144A 8.750%, 5/15/30(1)(2)	1,690	1,751
Hughes Satellite Systems Corp. 6.625%, 8/1/26(1)	2,010	1,944
Lumen Technologies, Inc. 144A 5.375%, 6/15/29(2)	1,220	845
		6,191

Transportation—0.4%
Fortress Transportation & Infrastructure Investors LLC 144A 9.750%, 8/1/27(1)(2)	1,160	1,192
Total Corporate Bonds and Notes (Identified Cost $172,247)		164,815

Shares
Convertible Preferred Stocks—11.8%
Auto Components—0.5%
Aptiv plc Series A, 5.500%	10,775	1,358
	Shares	Value
Banks—3.8%
Wells Fargo & Co. Series L, 7.500%	8,375	$ 10,536
Capital Markets—0.7%
KKR & Co., Inc. Series C, 6.000%	27,070	1,829
Commercial Services & Supplies—0.8%
GFL Environmental, Inc., 6.000%	30,340	2,083
Diversified Financial Services—0.7%
Chewy, Inc. 2020 Mandatory Exchangeable Trust 144A, 6.500%(2)	1,925	2,001
Electric Utilities—2.2%
NextEra Energy, Inc.
5.279%	49,355	2,467
6.926%	29,530	1,416
PG&E Corp., 5.500%	15,220	2,150
		6,033

Healthcare Equipment & Supplies—1.1%
Boston Scientific Corp. Series A, 5.500%	26,885	3,068
Life Sciences Tools & Services—0.9%
Danaher Corp. Series B, 5.000%	1,790	2,406
Telecommunications—1.1%
T-Mobile U.S. 2020 Cash Mandatory Exchangeable Trust 144A, 5.250%(2)	2,640	3,184
Total Convertible Preferred Stocks (Identified Cost $25,284)		32,498

Preferred Stock—0.3%
Entertainment—0.3%
LiveStyle, Inc. Series B (3)(4)(5)(6)	12,300	925
Total Preferred Stock (Identified Cost $1,206)		925

Common Stocks—1.7%
Banks—1.6%
CCF Holdings LLC (3)(5)	6,367,079	3,884
CCF Holdings LLC Class M(3)(5)	879,959	536
		4,420

Consumer Finance—0.1%
Erickson, Inc.(3)(5)	6,354	227
Entertainment—0.0%
LiveStyle, Inc. (3)(4)(5)(6)	90,407	— (7)
Total Common Stocks (Identified Cost $22,668)		4,647

See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Shares	Value

Warrants—0.2%
Banks—0.2%
CCF Holdings LLC(3)(5)	1,455,681	$ 553
Media—0.0%
Tenerity, Inc.(3)(5)(6)	12,009	—
Total Warrants (Identified Cost $2,371)		553

Total Long-Term Investments—167.8% (Identified Cost $492,978)		463,000

Short-Term Investment—7.4%
Money Market Mutual Fund—7.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.066%)(8)	20,477,785	20,478
Total Short-Term Investment (Identified Cost $20,478)		20,478

TOTAL INVESTMENTS—175.2% (Identified Cost $513,456)		$ 483,478
Other assets and liabilities, net—(35.7)%		(98,476)
Preferred Shares—(39.5)%		(109,000)
NET ASSETS—100.0%		$ 276,002

Abbreviations:
EV	Enterprise Value
LLC	Limited Liability Company
LP	Limited Partnership
REIT	Real Estate Investment Trust
Footnote Legend:
(1)	All or a portion of securities is segregated as collateral for the Liquidity Facility. The value of securities segregated as collateral is $161,029.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2023, these securities amounted to a value of $195,746 or 70.9% of net assets.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	For the period of February 1, 2022 through March 1, 2022, a member of the Fund’s portfolio management team was a member of the board of directors of LiveStyle, Inc.
(5)	Non-income producing.
(6)	Security is restricted from resale.
(7)	Amount is less than $500.
(8)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	91%
Bermuda	3
Canada	2
United Kingdom	2
Liberia	1
Netherlands	1
Total	100%
† % of total investments as of January 31, 2023.

The following table summarizes the value of the Fund’s investments as of January 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Corporate Bonds and Notes	$164,815	$ —	$164,815	$ —
Convertible Bonds and Notes	259,562	—	254,785	4,777
Equity Securities:
Convertible Preferred Stocks	32,498	27,313	5,185	—
Common Stocks	4,647	—	—	4,647
Preferred Stock	925	—	—	925
Warrants	553	—	—	553 (1)
Money Market Mutual Fund	20,478	20,478	—	—
Total Investments	$483,478	$47,791	$424,785	$10,902

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at January 31, 2023.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
For information regarding the abbreviations, see the Key Investment Terms starting on page 19.
See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Common Stocks	Preferred Stocks	Warrants	Corporate Bonds And Notes
Investments in Securities
Balance as of January 31, 2022:	$ 6,202	$ 3,348	$ 2,519(a)	$ 335 (a)	$ —
Net realized gain (loss)	(4,975)	—	(4,975)	—	—
Net change in unrealized appreciation (depreciation)(b)	6,281	1,299	4,671	218	93
Purchases	4,684	—	—	—	4,684
Sales (c)	(1,290)	—	(1,290)	—	—
Balance as of January 31, 2023	$ 10,902	$ 4,647	$ 925	$ 553 (a)	$ 4,777
(a) Includes internally fair valued security currently priced at zero ($0).
(b) The net change in unrealized appreciation (depreciation) on investments still held at January 31, 2023, was $1,281.
(c) Includes paydowns on securities.
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2023:
Investments in Securities – Assets	Ending Balance at January 31, 2023	Valuation Technique Used	Unobservable Inputs	Input Values
Preferred Stock:
LiveStyle, Inc. Series B	$ 925	Discounted cash flows liquidation approach	Discount rate	23.85% (23.70% - 24.03%)

Common Stocks:
CCF Holdings LLC	$3,884	Market and Company Comparables	EV Multiples	1.09x (0.68x - 1.48x)
				6.72x (5.50x - 9.08x)
				0.64x (0.45x - 0.77x)
			Illiquidity Discount	25%

CCF Holdings LLC Class M	$ 536	Market and Company Comparables	EV Multiples	1.09x (0.68x - 1.48x)
				6.72x (5.50x - 9.08x)
				0.64x (0.45x - 0.77x)
			Illiquidity Discount	25%

Erickson, Inc.	$ 227	Market and Company Comparables	EV Multiples	1.35x (0.73x - 3.06x)
				14.78x (12.21x - 18.99x)
				1.00x (0.54x - 1.74x)
			M&A Transaction Multiples	0.96x (0.41x - 1.96x)
			Illiquidity Discount	20%

LiveStyle, Inc.	$ —(1)	Discounted cash flows liquidation approach	Discount rate	23.85% (23.70% - 24.03%)

Warrants:
CCF Holdings LLC	$ 553	Market and Company Comparables	EV Multiples	1.09x (0.68x - 1.48x)
				6.72x (5.50x - 9.08x)
				0.64x (0.45x - 0.77x)
			Illiquidity Discount	25%
		Black-Scholes Model	Volatility	55.94%

(1) Amount is less than $500.
See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS January 31, 2023
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—80.2%
Airlines—1.0%
American Airlines Group, Inc. 6.500%, 7/1/25	$ 1,015	$ 1,243
Southwest Airlines Co. 1.250%, 5/1/25(1)	860	1,031
		2,274

Auto Manufacturers—0.3%
Lucid Group, Inc. 144A 1.250%, 12/15/26(2)	1,060	686
Banks—1.6%
Barclays Bank plc 0.000%, 2/18/25	2,105	2,248
BofA Finance LLC 0.600%, 5/25/27	1,095	1,231
		3,479

Biotechnology—5.9%
Alnylam Pharmaceuticals, Inc. 144A 1.000%, 9/15/27(2)	1,580	1,685
BioMarin Pharmaceutical, Inc. 1.250%, 5/15/27	2,140	2,408
Cytokinetics, Inc. 144A 3.500%, 7/1/27(2)	1,130	1,236
Halozyme Therapeutics, Inc.
0.250%, 3/1/27	2,590	2,425
144A 1.000%, 8/15/28(2)	390	433
Insmed, Inc.
1.750%, 1/15/25	1,275	1,210
0.750%, 6/1/28	700	621
Sarepta Therapeutics, Inc. 144A 1.250%, 9/15/27(2)	2,595	2,949
		12,967

Chemicals—0.5%
Livent Corp. 4.125%, 7/15/25	355	1,090
Commercial Services—4.6%
Block, Inc.
0.125%, 3/1/25	2,100	2,131
0.250%, 11/1/27	540	433
Repay Holdings Corp. 144A 0.000%, 2/1/26(2)	2,120	1,700
Shift4 Payments, Inc.
0.000%, 12/15/25(1)	1,435	1,532
0.500%, 8/1/27	2,490	2,222
Stride, Inc. 1.125%, 9/1/27(1)	1,960	2,047
		10,065

Computers—3.9%
3D Systems Corp. 0.000%, 11/15/26	1,270	942
CyberArk Software Ltd. 0.000%, 11/15/24	945	1,039
	Par Value	Value

Computers—continued
KBR, Inc. 2.500%, 11/1/23	$ 770	$ 1,572
Lumentum Holdings, Inc.
0.500%, 12/15/26	275	250
144A 0.500%, 6/15/28(2)	1,330	1,068
Parsons Corp. 0.250%, 8/15/25	1,065	1,165
Pure Storage, Inc. 0.125%, 4/15/23(1)	560	624
Rapid7, Inc. 0.250%, 3/15/27	1,260	1,033
Zscaler, Inc. 0.125%, 7/1/25(1)	795	869
		8,562

Cosmetics & Personal Care—0.8%
Beauty Health Co. (The) 144A 1.250%, 10/1/26(2)	2,100	1,718
Diversified Financial Services—3.6%
Coinbase Global, Inc. 0.500%, 6/1/26	1,525	1,033
Goldman Sachs Finance Corp. 0.500%, 12/29/27(3)	3,015	3,152
Hannon Armstrong Sustainable Infrastructure Capital, Inc. 0.000%, 8/15/23	1,445	1,427
JPMorgan Chase Financial Co., LLC 0.500%, 6/15/27	1,850	2,364
		7,976

Energy-Alternate Sources—3.1%
Enphase Energy, Inc.
0.000%, 3/1/26(1)	1,700	1,790
0.000%, 3/1/28(1)	300	323
Plug Power, Inc. 3.750%, 6/1/25	195	662
SolarEdge Technologies, Inc. 0.000%, 9/15/25	690	926
Stem, Inc. 144A 0.500%, 12/1/28(2)	2,295	1,543
Sunnova Energy International, Inc. 144A 2.625%, 2/15/28(2)	1,935	1,629
		6,873

Entertainment—3.0%
DraftKings Holdings, Inc. 0.000%, 3/15/28	1,690	1,149
Live Nation Entertainment, Inc.
2.000%, 2/15/25(1)	2,185	2,250
144A 3.125%, 1/15/29(2)	885	949
Vail Resorts, Inc. 0.000%, 1/1/26(1)	2,385	2,257
		6,605

Food & Beverage—0.9%
Post Holdings, Inc. 144A 2.500%, 8/15/27(2)	1,745	1,899
See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Par Value	Value

Healthcare-Products—4.1%
CONMED Corp. 144A 2.250%, 6/15/27(2)	$ 1,075	$ 1,023
Exact Sciences Corp.
0.375%, 3/15/27	2,665	2,512
0.375%, 3/1/28	250	223
Insulet Corp. 0.375%, 9/1/26(1)	1,160	1,601
Natera, Inc. 2.250%, 5/1/27	775	1,055
Novocure Ltd. 0.000%, 11/1/25	1,575	1,524
Repligen Corp. 0.375%, 7/15/24	655	1,109
		9,047

Healthcare-Services—0.4%
Elevance Health, Inc. 2.750%, 10/15/42	125	891
Internet—11.7%
Booking Holdings, Inc. 0.750%, 5/1/25(1)	1,600	2,278
Etsy, Inc. 0.250%, 6/15/28(1)	3,905	3,512
Farfetch Ltd. 3.750%, 5/1/27	900	788
Match Group Financeco 2, Inc. 144A 0.875%, 6/15/26(2)	1,225	1,175
Palo Alto Networks, Inc.
0.750%, 7/1/23(1)	1,075	1,925
0.375%, 6/1/25(1)	1,470	2,409
Perficient, Inc. 0.125%, 11/15/26	1,525	1,234
Snap, Inc.
0.750%, 8/1/26	1,045	964
144A 0.125%, 3/1/28(2)	1,920	1,383
TechTarget, Inc. 0.000%, 12/15/26	1,375	1,095
Uber Technologies, Inc. 0.000%, 12/15/25	3,320	2,918
Wayfair, Inc.
1.125%, 11/1/24	1,985	1,842
1.000%, 8/15/26	505	384
144A 3.250%, 9/15/27(2)	695	834
Zillow Group, Inc. 2.750%, 5/15/25	2,985	3,058
		25,799

Leisure Time—2.7%
NCL Corp., Ltd. 1.125%, 2/15/27(1)	4,305	3,282
Royal Caribbean Cruises Ltd. 144A 6.000%, 8/15/25(2)	890	1,359
Topgolf Callaway Brands Corp. 2.750%, 5/1/26	770	1,174
		5,815

	Par Value	Value

Machinery-Diversified—0.5%
Middleby Corp. (The) 1.000%, 9/1/25(1)	$ 800	$ 1,044
Media—5.4%
DISH Network Corp. 0.000%, 12/15/25(1)	3,830	2,526
Liberty Broadband Corp.
144A 1.250%, 9/30/50(2)	2,925	2,819
144A 2.750%, 9/30/50(2)	1,000	980
Liberty Media Corp. 1.375%, 10/15/23(1)	1,620	2,118
Liberty Media Corp.-Liberty Formula One 144A 2.250%, 8/15/27(2)	2,005	2,093
World Wrestling Entertainment, Inc. 3.375%, 12/15/23	415	1,408
		11,944

Mining—1.1%
Lithium Americas Corp. 1.750%, 1/15/27	1,605	1,382
MP Materials Corp. 144A 0.250%, 4/1/26(1)(2)	1,070	1,070
		2,452

Miscellaneous Manufacturing—0.8%
Axon Enterprise, Inc. 144A 0.500%, 12/15/27(2)	1,635	1,756
Oil, Gas & Consumable Fuels—2.2%
EQT Corp. 1.750%, 5/1/26(1)	435	976
Northern Oil & Gas, Inc. 144A 3.625%, 4/15/29(2)	1,360	1,543
Pioneer Natural Resources Co. 0.250%, 5/15/25(1)	990	2,329
		4,848

Pharmaceuticals—4.2%
Dexcom, Inc. 0.250%, 11/15/25(1)	4,785	5,038
Jazz Investments I Ltd. 2.000%, 6/15/26(1)	2,415	2,835
Revance Therapeutics, Inc. 1.750%, 2/15/27	1,100	1,418
		9,291

Retail—1.4%
Burlington Stores, Inc. 2.250%, 4/15/25	1,350	1,672
Shake Shack, Inc. 0.000%, 3/1/28	1,765	1,313
		2,985

Semiconductors—3.9%
Impinj, Inc. 1.125%, 5/15/27	845	1,157
MACOM Technology Solutions Holdings, Inc. 0.250%, 3/15/26(1)	1,065	1,099

See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Par Value	Value

Semiconductors—continued
Microchip Technology, Inc. 0.125%, 11/15/24(1)	$ 1,210	$ 1,342
ON Semiconductor Corp. 0.000%, 5/1/27(1)	840	1,260
Silicon Laboratories, Inc. 0.625%, 6/15/25	525	728
Wolfspeed, Inc.
144A 0.250%, 2/15/28(2)	2,340	2,135
144A 1.875%, 12/1/29(2)	850	825
		8,546

Software—12.0%
Akamai Technologies, Inc. 0.125%, 5/1/25	1,325	1,420
Bentley Systems, Inc. 0.125%, 1/15/26	2,190	2,024
Bill.com Holdings, Inc. 0.000%, 4/1/27	3,970	3,184
Box, Inc. 0.000%, 1/15/26	810	1,086
Cloudflare, Inc. 0.000%, 8/15/26	3,035	2,523
Confluent, Inc. 0.000%, 1/15/27	1,380	1,070
DigitalOcean Holdings, Inc. 0.000%, 12/1/26	2,165	1,662
Envestnet, Inc. 144A 2.625%, 12/1/27(2)	1,510	1,687
Evolent Health, Inc. 1.500%, 10/15/25	1,155	1,344
Five9, Inc. 0.500%, 6/1/25	2,265	2,139
HubSpot, Inc. 0.375%, 6/1/25	505	698
PagerDuty, Inc. 1.250%, 7/1/25	945	997
Splunk, Inc.
1.125%, 9/15/25	760	740
1.125%, 6/15/27	1,770	1,523
Tyler Technologies, Inc. 0.250%, 3/15/26(1)	1,785	1,695
Unity Software, Inc. 0.000%, 11/15/26(1)	1,185	914
Workiva, Inc. 1.125%, 8/15/26	1,335	1,681
		26,387

Transportation—0.6%
Air Transport Services Group, Inc. 1.125%, 10/15/24	1,225	1,294
Total Convertible Bonds and Notes (Identified Cost $182,553)		176,293

Corporate Bonds and Notes—19.8%
Aerospace & Defense—0.6%
Bombardier, Inc. 144A 7.500%, 2/1/29(2)	340	340
	Par Value	Value

Aerospace & Defense—continued
Spirit AeroSystems, Inc. 144A 9.375%, 11/30/29(2)	$ 175	$ 190
TransDigm, Inc. 5.500%, 11/15/27	600	573
Triumph Group, Inc.
144A 8.875%, 6/1/24(1)(2)	143	145
144A 6.250%, 9/15/24(1)(2)	175	169
		1,417

Airlines—0.3%
American Airlines, Inc. 144A 11.750%, 7/15/25(1)(2)	300	334
Delta Air Lines, Inc. 7.375%, 1/15/26(1)	275	286
		620

Auto Components—0.7%
American Axle & Manufacturing, Inc. 6.500%, 4/1/27(1)	250	230
Clarios Global LP 144A 8.500%, 5/15/27(1)(2)	645	642
Goodyear Tire & Rubber Co. (The)
9.500%, 5/31/25	250	258
5.250%, 4/30/31(1)	265	227
5.250%, 7/15/31	305	258
		1,615

Auto Manufacturers—0.4%
Ford Motor Co.
9.625%, 4/22/30(1)	460	541
7.450%, 7/16/31(1)	250	268
6.100%, 8/19/32	115	113
		922

Building Materials—0.3%
Builders FirstSource, Inc. 144A 6.375%, 6/15/32(2)	245	240
Griffon Corp. 5.750%, 3/1/28	370	350
		590

Chemicals—0.1%
Chemours Co. (The) 144A 5.750%, 11/15/28(2)	265	242
Commercial Services—1.1%
ADT Security Corp. (The) 144A 4.125%, 8/1/29(2)	400	356
Avis Budget Car Rental LLC 144A 5.375%, 3/1/29(2)	420	376
Deluxe Corp. 144A 8.000%, 6/1/29(1)(2)	285	244
Herc Holdings, Inc. 144A 5.500%, 7/15/27(2)	470	450
Hertz Corp. (The) 144A 5.000%, 12/1/29(1)(2)	295	241
NESCO Holdings II, Inc. 144A 5.500%, 4/15/29(1)(2)	390	350

See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Par Value	Value

Commercial Services—continued
United Rentals North America, Inc. 5.250%, 1/15/30(1)	$ 310	$ 300
		2,317

Computers—0.2%
McAfee Corp. 144A 7.375%, 2/15/30(2)	275	228
NCR Corp. 144A 5.125%, 4/15/29(1)(2)	330	288
		516

Containers & Packaging—0.6%
Berry Global, Inc. 144A 5.625%, 7/15/27(1)(2)	270	265
Mauser Packaging Solutions Holding Co. 144A 7.875%, 8/15/26(2)	230	232
Owens-Brockway Glass Container, Inc. 144A 6.625%, 5/13/27(1)(2)	485	476
Trivium Packaging Finance B.V. 144A 8.500%, 8/15/27(1)(2)	355	341
		1,314

Cosmetics & Personal Care—0.3%
Coty, Inc. 144A 6.500%, 4/15/26(2)	475	468
Edgewell Personal Care Co. 144A 5.500%, 6/1/28(1)(2)	300	284
		752

Diversified Financial Services—0.5%
Nationstar Mortgage Holdings, Inc.
144A 5.500%, 8/15/28(1)(2)	290	253
144A 5.750%, 11/15/31(1)(2)	145	117
Navient Corp. 6.750%, 6/15/26(1)	375	370
OneMain Finance Corp. 8.250%, 10/1/23(1)	110	111
PRA Group, Inc. 144A 8.375%, 2/1/28(2)	225	226
		1,077

Electric Utilities—0.2%
PG&E Corp. 5.250%, 7/1/30	375	345
Electronic Equipment, Instruments & Components—0.2%
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(1)(2)	500	512
Electronics—0.3%
Coherent Corp. 144A 5.000%, 12/15/29(2)	400	363
Sensata Technologies B.V. 144A 5.875%, 9/1/30(2)	230	226
		589

	Par Value	Value

Entertainment—1.5%
Caesars Entertainment, Inc.
144A 8.125%, 7/1/27(2)	$ 785	$ 797
144A 4.625%, 10/15/29(2)	425	364
144A 7.000%, 2/15/30(2)	230	234
CDI Escrow Issuer, Inc. 144A 5.750%, 4/1/30(2)	490	464
Cedar Fair LP 5.375%, 4/15/27(1)	240	232
Lions Gate Capital Holdings LLC 144A 5.500%, 4/15/29(1)(2)	410	267
Live Nation Entertainment, Inc. 144A 6.500%, 5/15/27(2)	375	377
Scientific Games International, Inc. 144A 7.000%, 5/15/28(2)	180	178
SeaWorld Parks & Entertainment, Inc. 144A 5.250%, 8/15/29(1)(2)	425	384
		3,297

Environmental Services—0.2%
GFL Environmental, Inc. 144A 4.750%, 6/15/29(1)(2)	545	492
Equity Real Estate Investment Trusts (REITs)—0.6%
Iron Mountain, Inc. 144A 5.250%, 7/15/30(1)(2)	425	385
Park Intermediate Holdings LLC
144A 5.875%, 10/1/28(2)	260	240
144A 4.875%, 5/15/29(1)(2)	290	251
Service Properties Trust 7.500%, 9/15/25	360	354
		1,230

Food & Beverage—0.4%
Post Holdings, Inc.
144A 5.500%, 12/15/29(2)	250	232
144A 4.500%, 9/15/31(1)(2)	300	259
Simmons Foods, Inc. 144A 4.625%, 3/1/29(1)(2)	390	330
		821

Healthcare-Products—0.1%
Medline Borrower LP 144A 5.250%, 10/1/29(1)(2)	305	255
Healthcare-Services—0.4%
Select Medical Corp. 144A 6.250%, 8/15/26(1)(2)	245	239
Tenet Healthcare Corp.
6.125%, 10/1/28(1)(2)	550	514
144A 6.125%, 6/15/30(2)	120	117
		870

Housewares—0.2%
Newell Brands, Inc. 6.625%, 9/15/29	340	344

See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Par Value	Value

Internet—0.6%
Gen Digital, Inc. 144A 7.125%, 9/30/30(2)	$ 450	$ 457
Uber Technologies, Inc.
144A 8.000%, 11/1/26(1)(2)	235	240
144A 7.500%, 9/15/27(1)(2)	370	376
144A 6.250%, 1/15/28(2)	360	352
		1,425

Investment Companies—0.2%
Compass Group Diversified Holdings LLC 144A 5.250%, 4/15/29(1)(2)	435	391
Leisure Time—0.8%
Carnival Corp. 144A 10.500%, 2/1/26(1)(2)	650	680
NCL Corp., Ltd. 144A 8.375%, 2/1/28(2)	340	346
Royal Caribbean Cruises Ltd.
144A 11.500%, 6/1/25(1)(2)	105	113
144A 11.625%, 8/15/27(2)	495	525
		1,664

Lodging—0.5%
Hilton Domestic Operating Co., Inc.
4.875%, 1/15/30	125	118
144A 4.000%, 5/1/31(1)(2)	225	195
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(2)	415	371
MGM Resorts International 4.750%, 10/15/28(1)	305	277
Travel + Leisure Co. 144A 6.625%, 7/31/26(2)	225	223
		1,184

Machinery-Construction & Mining—0.2%
Terex Corp. 144A 5.000%, 5/15/29(1)(2)	370	346
Machinery-Diversified—0.2%
Chart Industries, Inc. 144A 7.500%, 1/1/30(2)	455	465
Media—2.2%
CCO Holdings LLC
144A 6.375%, 9/1/29(2)	475	458
144A 7.375%, 3/1/31(2)	575	576
CSC Holdings LLC 144A 7.500%, 4/1/28(1)(2)	415	304
DirecTV Financing LLC 144A 5.875%, 8/15/27(1)(2)	575	521
DISH Network Corp. 144A 11.750%, 11/15/27(2)	555	577
Gray Television, Inc.
144A 7.000%, 5/15/27(2)	450	409
144A 4.750%, 10/15/30(1)(2)	295	218
Nexstar Media, Inc. 144A 5.625%, 7/15/27(1)(2)	445	424
Scripps Escrow II, Inc. 144A 5.375%, 1/15/31(2)	300	242
	Par Value	Value

Media—continued
Sirius XM Radio, Inc. 144A 4.000%, 7/15/28(1)(2)	$ 450	$ 401
TEGNA, Inc. 5.000%, 9/15/29(1)	280	264
Virgin Media Secured Finance plc 144A 5.500%, 5/15/29(1)(2)	395	366
		4,760

Mining—0.2%
Hudbay Minerals, Inc. 144A 6.125%, 4/1/29(2)	415	383
Oil, Gas & Consumable Fuels—1.9%
Antero Resources Corp. 144A 7.625%, 2/1/29(2)	331	338
Callon Petroleum Co. 144A 8.000%, 8/1/28(2)	355	355
CITGO Petroleum Corp. 144A 6.375%, 6/15/26(1)(2)	445	436
CNX Resources Corp.
144A 7.250%, 3/14/27(1)(2)	255	254
144A 7.375%, 1/15/31(2)	230	224
Comstock Resources, Inc.
144A 6.750%, 3/1/29(1)(2)	240	221
144A 5.875%, 1/15/30(2)	285	244
Occidental Petroleum Corp. 6.625%, 9/1/30	220	234
SM Energy Co. 6.500%, 7/15/28(1)	530	504
Southwestern Energy Co. 5.375%, 3/15/30(1)	235	219
Sunoco LP
5.875%, 3/15/28(1)	260	255
4.500%, 4/30/30	145	129
USA Compression Partners LP 6.875%, 9/1/27(1)	415	403
Weatherford International Ltd. 144A 8.625%, 4/30/30(1)(2)	465	469
		4,285

Paper & Forest Products—0.1%
Mercer International, Inc. 144A 5.125%, 2/1/29(1)(2)	300	257
Pharmaceuticals—0.4%
Jazz Securities DAC 144A 4.375%, 1/15/29(1)(2)	555	506
Organon & Co. 144A 5.125%, 4/30/31(1)(2)	520	470
		976

Pipelines—0.8%
Antero Midstream Partners LP 144A 5.375%, 6/15/29(2)	290	269
Crestwood Midstream Partners LP 144A 6.000%, 2/1/29(1)(2)	605	574
EQM Midstream Partners LP 144A 7.500%, 6/1/30(2)	455	455

See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Par Value	Value

Pipelines—continued
NGL Energy Operating LLC 144A 7.500%, 2/1/26(1)(2)	$ 290	$ 275
NuStar Logistics LP 6.375%, 10/1/30(1)	305	294
		1,867

Real Estate—0.1%
Kennedy-Wilson, Inc. 5.000%, 3/1/31(1)	395	322
Retail—0.8%
Asbury Automotive Group, Inc.
4.750%, 3/1/30(1)	422	369
144A 4.625%, 11/15/29(2)	145	128
Bath & Body Works, Inc. 144A 6.625%, 10/1/30(1)(2)	590	577
Macy’s Retail Holdings LLC
144A 5.875%, 3/15/30(2)	135	123
144A 6.125%, 3/15/32(2)	265	237
New Red Finance, Inc. 144A 4.000%, 10/15/30(2)	300	255
		1,689

Semiconductors—0.3%
Amkor Technology, Inc. 144A 6.625%, 9/15/27(1)(2)	225	226
Entegris Escrow Corp. 144A 5.950%, 6/15/30(2)	505	485
		711

Software—0.4%
Clarivate Science Holdings Corp. 144A 4.875%, 7/1/29(2)	300	264
Consensus Cloud Solutions, Inc. 144A 6.500%, 10/15/28(2)	295	276
SS&C Technologies, Inc. 144A 5.500%, 9/30/27(1)(2)	245	236
		776

Telecommunications—0.7%
CommScope, Inc. 144A 6.000%, 3/1/26(2)	190	182
Frontier Communications Holdings LLC
144A 5.000%, 5/1/28(1)(2)	265	241
144A 8.750%, 5/15/30(2)	445	461
Hughes Satellite Systems Corp. 6.625%, 8/1/26(1)	400	387
Lumen Technologies, Inc. 144A 5.375%, 6/15/29(1)(2)	315	218
		1,489

Transportation—0.2%
Fortress Transportation & Infrastructure Investors LLC
144A 9.750%, 8/1/27(1)(2)	350	360
	Par Value	Value

Transportation—continued
144A 5.500%, 5/1/28(1)(2)	$ 150	$ 132
		492

Total Corporate Bonds and Notes (Identified Cost $45,831)		43,619

	Shares
Convertible Preferred Stocks—10.1%
Auto Components—0.4%
Aptiv plc Series A, 5.500%(1)	7,215	909
Banks—2.3%
Wells Fargo & Co. Series L, 7.500%	4,060	5,107
Capital Markets—0.6%
KKR & Co., Inc. Series C, 6.000%(1)	18,035	1,219
Commercial Services & Supplies—0.7%
GFL Environmental, Inc., 6.000%(1)	20,330	1,396
Diversified Financial Services—0.6%
Chewy, Inc. 2020 Mandatory Exchangeable Trust 144A, 6.500%(2)	1,285	1,336
Electric Utilities—3.0%
NextEra Energy, Inc.
5.279% (1)	84,730	4,236
6.926%	19,695	944
PG&E Corp., 5.500%	9,900	1,399
		6,579

Healthcare Equipment & Supplies—0.9%
Boston Scientific Corp. Series A, 5.500%(1)	17,965	2,050
Life Sciences Tools & Services—0.7%
Danaher Corp. Series B, 5.000%	1,195	1,606
Telecommunications—0.9%
T-Mobile U.S. 2020 Cash Mandatory Exchangeable Trust 144A, 5.250%(1)(2)	1,690	2,038
Total Convertible Preferred Stocks (Identified Cost $22,592)		22,240

Preferred Stock—0.1%
Entertainment—0.1%
LiveStyle, Inc. Series B (3)(4)(5)(6)	1,848	139
Total Preferred Stock (Identified Cost $181)		139

Common Stocks—34.9%
Air Freight & Logistics—0.2%
United Parcel Service, Inc. Class B	2,920	541
Automobiles—0.9%
Tesla, Inc.(5)	11,988	2,077

See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Shares	Value

Banks—1.9%
CCF Holdings LLC (3)(5)	1,026,972	$ 626
CCF Holdings LLC Class M(3)(5)	219,990	134
JPMorgan Chase & Co.	12,660	1,772
Wells Fargo & Co.	34,255	1,606
		4,138

Biotechnology—1.3%
AbbVie, Inc.	14,875	2,198
Vertex Pharmaceuticals, Inc.(5)	1,955	631
		2,829

Capital Markets—0.9%
CME Group, Inc. Class A	4,690	828
Moody’s Corp.	3,810	1,230
		2,058

Chemicals—0.8%
DuPont de Nemours, Inc.	15,740	1,164
Sherwin-Williams Co. (The)	2,935	694
		1,858

Commercial Services & Supplies—0.6%
Waste Management, Inc.(7)	8,915	1,379
Communications Equipment—0.4%
Cisco Systems, Inc.	16,520	804
Consumer Finance—0.3%
Capital One Financial Corp.	4,829	575
Electric Utilities—1.0%
Exelon Corp.	51,310	2,165
Electrical Equipment—0.3%
Generac Holdings, Inc.(5)	2,070	249
Plug Power, Inc.(5)	18,725	319
		568

Energy Equipment & Services—0.7%
Schlumberger Ltd.	28,550	1,627
Entertainment—0.0%
LiveStyle, Inc. (3)(4)(5)(6)	13,574	— (8)
Equity Real Estate Investment—0.5%
American Tower Corp.	4,875	1,089
Food & Staples Retailing—0.7%
Costco Wholesale Corp.(7)	2,960	1,513
Healthcare Equipment & Supplies—1.0%
Abbott Laboratories	7,550	835
Dexcom, Inc.(5)	2,680	287
Intuitive Surgical, Inc.(5)(7)	4,435	1,089
		2,211

	Shares	Value

Healthcare Providers & Services—0.5%
UnitedHealth Group, Inc.	2,182	$ 1,089
Hotels, Restaurants & Leisure—1.7%
Booking Holdings, Inc.(5)	700	1,704
Chipotle Mexican Grill, Inc. Class A(5)	605	996
MGM Resorts International	23,125	958
		3,658

Insurance—0.5%
Aon plc Class A	3,175	1,012
Interactive Media & Services—2.1%
Alphabet, Inc. Class A(5)	37,300	3,687
Meta Platforms, Inc. Class A(5)	6,135	914
		4,601

Internet & Direct Marketing Retail—1.3%
Amazon.com, Inc.(5)	26,945	2,779
IT Services—1.9%
Accenture plc Class A	5,020	1,401
EPAM Systems, Inc.(5)	1,062	353
Mastercard, Inc. Class A(7)	6,535	2,422
		4,176

Life Sciences Tools & Services—1.2%
IQVIA Holdings, Inc.(5)	4,935	1,132
Thermo Fisher Scientific, Inc.(7)	2,765	1,577
		2,709

Machinery—0.3%
Deere & Co.	1,565	662
Multiline Retail—0.2%
Target Corp.	2,770	477
Oil, Gas & Consumable Fuels—1.0%
ConocoPhillips	8,780	1,070
Devon Energy Corp.	18,215	1,152
		2,222

Pharmaceuticals—1.2%
Eli Lilly & Co.	4,370	1,504
Zoetis, Inc. Class A	6,940	1,148
		2,652

Road & Rail—0.8%
Union Pacific Corp.	9,060	1,850
Semiconductors & Semiconductor Equipment—2.8%
Broadcom, Inc.	4,040	2,363
Lam Research Corp.(7)	2,035	1,018
Marvell Technology, Inc.	10,735	463
Micron Technology, Inc.	16,235	979

See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Shares	Value

Semiconductors & Semiconductor Equipment—continued
NVIDIA Corp.	6,255	$ 1,222
		6,045

Software—4.0%
Adobe, Inc. (5)	720	267
Atlassian Corp. Class A(5)	2,720	439
Crowdstrike Holdings, Inc. Class A(5)	5,615	595
Intuit, Inc.	2,970	1,255
Microsoft Corp.	17,281	4,282
Salesforce, Inc.(5)	2,320	390
ServiceNow, Inc.(5)	3,320	1,511
		8,739

Specialty Retail—1.1%
Home Depot, Inc. (The)	5,100	1,653
TJX Cos., Inc. (The)	9,490	777
		2,430

Technology Hardware, Storage & Peripherals—2.2%
Apple, Inc.	33,805	4,878
Textiles, Apparel & Luxury Goods—0.6%
NIKE, Inc. Class B	10,765	1,371
Total Common Stocks (Identified Cost $90,830)		76,782

Warrant—0.1%
Banks—0.1%
CCF Holdings LLC(3)(5)	363,920	138
Total Warrant (Identified Cost $—)		138

Total Long-Term Investments—145.2% (Identified Cost $341,987)		319,211

Short-Term Investment—3.9%
Money Market Mutual Fund—3.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.066%)(9)	8,687,411	8,687
Total Short-Term Investment (Identified Cost $8,687)		8,687

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—149.1% (Identified Cost $350,674)		327,898

Value
Written Options—(0.0)%
(See open written options schedule)
Total Written Options (Premiums Received $8)	$ (4)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—149.1% (Identified Cost $350,666)	$ 327,894
Other assets and liabilities, net—(49.1)%	(108,041)
NET ASSETS—100.0%	$ 219,853

Abbreviations:
EV	Enterprise Value
LLC	Limited Liability Company
LP	Limited Partnership
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	All or a portion of the security is segregated as collateral for margin loan financing. The value of securities segregated as collateral is $65,062.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2023, these securities amounted to a value of $76,235 or 34.7% of net assets.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	For the period of February 1, 2022 through March 1, 2022, a member of the Fund’s former portfolio management team was a member of the board of directors of LiveStyle, Inc.
(5)	Non-income producing.
(6)	Security is restricted from resale.
(7)	All or a portion of the security is segregated as collateral for written options. The value of securities segregated as collateral is $3,762.
(8)	Amount is less than $500.
(9)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	93%
Bermuda	2
United Kingdom	2
Canada	1
Liberia	1
Israel	1
Total	100%
† % of total investments, net of written options, as of January 31, 2023.

Open written options contracts as of January 31, 2023 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
Costco Wholesale Corp.	(7)	$ (378)	$540.00	02/17/23	$ (1)
Intuitive Surgical, Inc.	(18)	(522)	290.00	02/17/23	(—) (3)
Lam Research Corp.	(10)	(655)	655.00	03/17/23	(1)
For information regarding the abbreviations, see the Key Investment Terms starting on page 19.
See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
Open written options contracts as of January 31, 2023 were as follows (continued):
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2) (continued)
Mastercard, Inc.	(35)	$(1,452)	$415.00	02/17/23	$ (—) (3)
Thermo Fisher Scientific, Inc.	(15)	(938)	625.00	02/17/23	(1)
Waste Management, Inc.	(20)	(325)	162.50	02/17/23	(1)
Total Written Options					$ (4)

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Exchange-traded options.
(3)	Amount is less than $500.
The following table summarizes the value of the Fund’s investments as of January 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Corporate Bonds and Notes	$ 43,619	$ —	$ 43,619	$ —
Convertible Bonds and Notes	176,293	—	173,141	3,152
Equity Securities:
Common Stocks	76,782	76,022	—	760
Convertible Preferred Stocks	22,240	18,866	3,374	—
Preferred Stock	139	—	—	139
Warrant	138	—	—	138
Money Market Mutual Fund	8,687	8,687	—	—
Total Assets	327,898	103,575	220,134	4,189
Liabilities:
Other Financial Instruments:
Written Options	(4)	(3)	(1)	—
Total Investments, Net of Written Options	$327,894	$103,572	$220,133	$4,189
There were no transfers into or out of Level 3 related to securities held at January 31, 2023.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value
	Total	Convertible Bonds and Notes	Common Stocks	Preferred Stocks	Warrants
Investments in Securities
Balance as of January 31, 2022:	$ 1,011	$ —	$ 549	$ 378(a)	$ 84
Net realized gain (loss)	(1,245)	1	—	(1,246)	—
Net change in unrealized appreciation (depreciation)(b)	1,528	62	211	1,201	54
Purchases	3,131	3,131	—	—	—
Sales (c)	(236)	(42)	—	(194)	—
Balance as of January 31, 2023	$ 4,189	$ 3,152	$ 760	$ 139	$ 138
(a) Includes internally fair valued security currently priced at zero ($0).
(b) The net change in unrealized appreciation (depreciation) on investments still held at January 31, 2023, was $279.
(c) Includes paydowns on securities.
See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2023:
Investments in Securities – Assets	Ending Balance at January 31, 2023	Valuation Technique Used	Unobservable Inputs	Input Values
Preferred Stocks:
LiveStyle, Inc. Series B	$139	Discounted cash flows liquidation approach	Discount rate	23.85% (23.70% - 24.03%)

Common Stocks:
CCF Holdings LLC	$626	Market and Company Comparables	EV Multiples	1.09x (0.68x - 1.48x)
				6.72x (5.50x - 9.08x)
				0.64x (0.45x - 0.77x)
			Illiquidity Discount	25%

CCF Holdings LLC Class M	$134	Market and Company Comparables	EV Multiples	1.09x (0.68x - 1.48x)
				6.72x (5.50x - 9.08x)
				0.64x (0.45x - 0.77x)
			Illiquidity Discount	25%

LiveStyle, Inc.	$ —(1)	Discounted cash flows liquidation approach	Discount rate	23.85% (23.70% - 24.03%)

Warrant:
CCF Holdings LLC	$138	Market and Company Comparables	EV Multiples	1.09x (0.68x - 1.48x)
				6.72x (5.50x - 9.08x)
				0.64x (0.45x - 0.77x)
			Illiquidity Discount	25%
		Black-Scholes Model	Volatility	55.94%

(1) Amount is less than $500.
See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS January 31, 2023
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—17.8%
Airlines—0.2%
American Airlines Group, Inc. 6.500%, 7/1/25	$ 1,450	$ 1,776
Southwest Airlines Co. 1.250%, 5/1/25	1,180	1,415
		3,191

Auto Manufacturers—0.1%
Lucid Group, Inc. 144A 1.250%, 12/15/26(1)	1,470	951
Banks—0.4%
Barclays Bank plc 0.000%, 2/18/25	2,955	3,156
BofA Finance LLC 0.600%, 5/25/27	1,515	1,703
		4,859

Biotechnology—1.4%
Alnylam Pharmaceuticals, Inc. 144A 1.000%, 9/15/27(1)	2,205	2,351
BioMarin Pharmaceutical, Inc. 1.250%, 5/15/27	2,960	3,330
Bridgebio Pharma, Inc. 2.250%, 2/1/29	1,970	672
Cytokinetics, Inc. 144A 3.500%, 7/1/27(1)	1,580	1,728
Halozyme Therapeutics, Inc.
0.250%, 3/1/27	2,845	2,664
144A 1.000%, 8/15/28(1)	540	600
Insmed, Inc.
1.750%, 1/15/25	1,775	1,684
0.750%, 6/1/28	980	870
Sarepta Therapeutics, Inc. 144A 1.250%, 9/15/27(1)	3,700	4,205
		18,104

Chemicals—0.1%
Livent Corp. 4.125%, 7/15/25	505	1,551
Commercial Services—1.0%
Block, Inc.
0.125%, 3/1/25	2,915	2,959
0.250%, 11/1/27	800	641
Repay Holdings Corp. 144A 0.000%, 2/1/26(1)	2,960	2,373
Shift4 Payments, Inc.
0.000%, 12/15/25	1,990	2,124
0.500%, 8/1/27	3,455	3,084
Stride, Inc. 1.125%, 9/1/27	2,720	2,841
		14,022

Computers—0.8%
3D Systems Corp. 0.000%, 11/15/26	1,770	1,313
	Par Value	Value

Computers—continued
CyberArk Software Ltd. 0.000%, 11/15/24	$ 1,310	$ 1,440
KBR, Inc. 2.500%, 11/1/23	1,060	2,165
Lumentum Holdings, Inc.
0.500%, 12/15/26	385	349
144A 0.500%, 6/15/28(1)	1,855	1,490
Parsons Corp. 0.250%, 8/15/25	1,465	1,603
Pure Storage, Inc. 0.125%, 4/15/23	130	145
Rapid7, Inc. 0.250%, 3/15/27	1,765	1,447
Zscaler, Inc. 0.125%, 7/1/25	1,115	1,218
		11,170

Cosmetics & Personal Care—0.2%
Beauty Health Co. (The) 144A 1.250%, 10/1/26(1)	2,965	2,426
Diversified Financial Services—0.7%
Coinbase Global, Inc. 0.500%, 6/1/26	2,115	1,433
Goldman Sachs Finance Corp. 0.500%, 12/29/27(2)	4,235	4,427
JPMorgan Chase Financial Co., LLC 0.500%, 6/15/27	2,620	3,348
		9,208

Energy-Alternate Sources—0.7%
Enphase Energy, Inc.
0.000%, 3/1/26	2,365	2,491
0.000%, 3/1/28	405	436
Plug Power, Inc. 3.750%, 6/1/25	275	934
SolarEdge Technologies, Inc. 0.000%, 9/15/25	955	1,282
Stem, Inc. 144A 0.500%, 12/1/28(1)	3,175	2,134
Sunnova Energy International, Inc. 144A 2.625%, 2/15/28(1)	2,705	2,277
		9,554

Entertainment—0.7%
DraftKings Holdings, Inc. 0.000%, 3/15/28	2,730	1,856
Live Nation Entertainment, Inc.
2.000%, 2/15/25	3,005	3,094
144A 3.125%, 1/15/29(1)	1,225	1,314
Vail Resorts, Inc. 0.000%, 1/1/26	3,310	3,132
		9,396

Food & Beverage—0.2%
Post Holdings, Inc. 144A 2.500%, 8/15/27(1)	2,410	2,623
See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Par Value	Value

Healthcare-Products—0.9%
CONMED Corp. 144A 2.250%, 6/15/27(1)	$ 1,505	$ 1,432
Exact Sciences Corp.
0.375%, 3/15/27	3,730	3,516
0.375%, 3/1/28	350	312
Insulet Corp. 0.375%, 9/1/26	1,605	2,216
Natera, Inc. 2.250%, 5/1/27	1,080	1,470
Novocure Ltd. 0.000%, 11/1/25	2,220	2,148
Repligen Corp. 0.375%, 7/15/24	910	1,540
		12,634

Healthcare-Services—0.1%
Elevance Health, Inc. 2.750%, 10/15/42	175	1,247
Internet—2.6%
Booking Holdings, Inc. 0.750%, 5/1/25	2,220	3,161
Etsy, Inc.
0.125%, 9/1/27	2,790	2,868
0.250%, 6/15/28	2,435	2,190
Farfetch Ltd. 3.750%, 5/1/27	1,255	1,099
Match Group Financeco 2, Inc. 144A 0.875%, 6/15/26(1)	1,695	1,625
Palo Alto Networks, Inc.
0.750%, 7/1/23	1,520	2,722
0.375%, 6/1/25	2,075	3,401
Snap, Inc.
0.750%, 8/1/26	1,870	1,724
144A 0.125%, 3/1/28(1)	2,700	1,945
TechTarget, Inc. 0.000%, 12/15/26	1,925	1,533
Uber Technologies, Inc. 0.000%, 12/15/25	4,625	4,064
Wayfair, Inc.
1.125%, 11/1/24	2,315	2,149
1.000%, 8/15/26	700	532
144A 3.250%, 9/15/27(1)	970	1,164
Zillow Group, Inc. 2.750%, 5/15/25	4,220	4,323
		34,500

Leisure Time—0.6%
NCL Corp., Ltd. 1.125%, 2/15/27	5,980	4,560
Royal Caribbean Cruises Ltd. 144A 6.000%, 8/15/25(1)	1,240	1,893
Topgolf Callaway Brands Corp. 2.750%, 5/1/26	1,075	1,638
		8,091

Machinery-Diversified—0.1%
Middleby Corp. (The) 1.000%, 9/1/25	1,110	1,448
	Par Value	Value

Media—0.9%
DISH Network Corp.
0.000%, 12/15/25	$ 2,230	$ 1,471
3.375%, 8/15/26	2,785	1,822
Liberty Broadband Corp. 144A 2.750%, 9/30/50(1)	1,405	1,377
Liberty Media Corp. 1.375%, 10/15/23	2,250	2,942
Liberty Media Corp.-Liberty Formula One 144A 2.250%, 8/15/27(1)	2,845	2,970
World Wrestling Entertainment, Inc. 3.375%, 12/15/23	605	2,053
		12,635

Mining—0.3%
Lithium Americas Corp. 1.750%, 1/15/27	2,225	1,916
MP Materials Corp. 144A 0.250%, 4/1/26(1)	1,565	1,565
		3,481

Miscellaneous Manufacturing—0.2%
Axon Enterprise, Inc. 144A 0.500%, 12/15/27(1)	2,300	2,470
Oil, Gas & Consumable Fuels—0.5%
EQT Corp. 1.750%, 5/1/26	605	1,357
Northern Oil & Gas, Inc. 144A 3.625%, 4/15/29(1)	1,940	2,201
Pioneer Natural Resources Co. 0.250%, 5/15/25	1,360	3,200
		6,758

Pharmaceuticals—1.0%
Dexcom, Inc. 0.250%, 11/15/25	6,635	6,987
Jazz Investments I Ltd. 2.000%, 6/15/26	3,375	3,961
Revance Therapeutics, Inc. 1.750%, 2/15/27	1,525	1,965
		12,913

Retail—0.3%
Burlington Stores, Inc. 2.250%, 4/15/25	1,890	2,341
Shake Shack, Inc. 0.000%, 3/1/28	2,465	1,833
		4,174

Semiconductors—0.7%
MACOM Technology Solutions Holdings, Inc. 0.250%, 3/15/26	1,100	1,135
Microchip Technology, Inc. 0.125%, 11/15/24	1,675	1,858
ON Semiconductor Corp. 0.000%, 5/1/27	1,175	1,762
Silicon Laboratories, Inc. 0.625%, 6/15/25	565	784

See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Par Value	Value

Semiconductors—continued
Wolfspeed, Inc.
144A 0.250%, 2/15/28(1)	$ 3,270	$ 2,984
144A 1.875%, 12/1/29(1)	1,180	1,146
		9,669

Software—3.0%
Akamai Technologies, Inc. 0.125%, 5/1/25	1,855	1,988
Alteryx, Inc. 0.500%, 8/1/24	2,170	2,007
Bentley Systems, Inc. 0.125%, 1/15/26	3,080	2,846
Bill.com Holdings, Inc. 0.000%, 4/1/27	5,550	4,451
Box, Inc. 0.000%, 1/15/26	1,125	1,508
Cloudflare, Inc. 0.000%, 8/15/26	4,210	3,499
Confluent, Inc. 0.000%, 1/15/27	1,935	1,501
DigitalOcean Holdings, Inc. 0.000%, 12/1/26	3,010	2,310
Envestnet, Inc. 144A 2.625%, 12/1/27(1)	860	961
Evolent Health, Inc. 1.500%, 10/15/25	1,600	1,862
Five9, Inc. 0.500%, 6/1/25	3,170	2,994
HubSpot, Inc. 0.375%, 6/1/25	700	968
Nutanix, Inc. 0.250%, 10/1/27	1,765	1,532
PagerDuty, Inc. 1.250%, 7/1/25	1,315	1,387
Splunk, Inc.
1.125%, 9/15/25	1,515	1,476
1.125%, 6/15/27	2,860	2,461
Tyler Technologies, Inc. 0.250%, 3/15/26	2,495	2,369
Unity Software, Inc. 0.000%, 11/15/26	1,665	1,284
Workiva, Inc. 1.125%, 8/15/26	1,860	2,342
		39,746

Transportation—0.1%
Air Transport Services Group, Inc. 1.125%, 10/15/24	1,690	1,785
Total Convertible Bonds and Notes (Identified Cost $252,545)		238,606

	Shares
Convertible Preferred Stocks—2.1%
Auto Components—0.1%
Aptiv plc Series A, 5.500%	9,985	1,258
Banks—0.5%
Wells Fargo & Co. Series L, 7.500%	5,650	7,108
	Shares	Value
Capital Markets—0.1%
KKR & Co., Inc. Series C, 6.000%	25,045	$ 1,692
Commercial Services & Supplies—0.2%
GFL Environmental, Inc., 6.000%	27,975	1,921
Diversified Financial Services—0.1%
Chewy, Inc. 2020 Mandatory Exchangeable Trust 144A, 6.500%(1)	1,780	1,850
Electric Utilities—0.5%
NextEra Energy, Inc.
5.279%	66,795	3,339
6.926%	27,325	1,310
PG&E Corp., 5.500%	13,995	1,977
		6,626

Healthcare Equipment & Supplies—0.2%
Boston Scientific Corp. Series A, 5.500%	24,910	2,843
Life Sciences Tools & Services—0.2%
Danaher Corp. Series B, 5.000%	1,650	2,217
Telecommunications—0.2%
T-Mobile U.S. 2020 Cash Mandatory Exchangeable Trust 144A, 5.250%(1)	2,425	2,925
Total Convertible Preferred Stocks (Identified Cost $28,533)		28,440

Common Stocks—76.8%
Air Freight & Logistics—0.8%
United Parcel Service, Inc. Class B	55,497	10,280
Automobiles—0.5%
Ferrari N.V.	24,357	6,121
Banks—7.2%
Bank of America Corp.	889,735	31,568
First Republic Bank	85,309	12,018
JPMorgan Chase & Co.(3)	297,969	41,704
Truist Financial Corp.	223,088	11,018
		96,308

Building Products—1.0%
Lennox International, Inc.	52,914	13,790
Capital Markets—3.8%
Intercontinental Exchange, Inc.	104,716	11,263
MarketAxess Holdings, Inc.	42,573	15,490
Morgan Stanley	127,824	12,441
MSCI, Inc. Class A	23,256	12,362
		51,556

Chemicals—2.7%
Air Products & Chemicals, Inc.	43,013	13,786

See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Shares	Value

Chemicals—continued
Celanese Corp.	184,807	$ 22,768
		36,554

Consumer Finance—0.9%
Capital One Financial Corp.	105,528	12,558
Containers & Packaging—0.8%
Ball Corp.	186,336	10,852
Distributors—0.8%
Pool Corp.	29,192	11,257
Diversified Telecommunication Services—0.8%
Verizon Communications, Inc.	242,552	10,083
Electrical Equipment—0.9%
AMETEK, Inc.	86,021	12,466
Equity Real Estate Investment—5.0%
Alexandria Real Estate Equities, Inc.	73,336	11,788
American Tower Corp.	47,808	10,680
Digital Realty Trust, Inc.	196,473	22,520
Medical Properties Trust, Inc.	862,872	11,174
Sun Communities, Inc.	69,734	10,938
		67,100

Food & Staples Retailing—1.2%
Costco Wholesale Corp.	10,226	5,227
Walmart, Inc.	80,239	11,544
		16,771

Healthcare Equipment & Supplies—3.8%
IDEXX Laboratories, Inc.(4)	26,879	12,915
Medtronic plc	116,256	9,729
Stryker Corp.	36,880	9,361
Teleflex, Inc.	76,366	18,589
		50,594

Healthcare Technology—0.8%
Veeva Systems, Inc. Class A(4)	59,238	10,103
Hotels, Restaurants & Leisure—1.9%
Domino’s Pizza, Inc.	29,658	10,469
Starbucks Corp.	137,088	14,962
		25,431

Household Durables—1.0%
DR Horton, Inc.	134,978	13,321
Industrial Conglomerates—0.7%
Honeywell International, Inc.	41,788	8,712
Insurance—0.8%
Willis Towers Watson plc	44,320	11,266
	Shares	Value

Interactive Media & Services—2.9%
Alphabet, Inc. Class A(4)	102,760	$ 10,157
Alphabet, Inc. Class C(4)	87,540	8,742
Meta Platforms, Inc. Class A(4)	134,906	20,097
		38,996

Internet & Direct Marketing Retail—0.9%
Amazon.com, Inc.(3)(4)	115,712	11,933
IT Services—0.9%
Visa, Inc. Class A	51,287	11,807
Life Sciences Tools & Services—2.6%
Danaher Corp.	38,458	10,168
Thermo Fisher Scientific, Inc.(3)	18,977	10,823
West Pharmaceutical Services, Inc.	51,920	13,790
		34,781

Machinery—3.0%
Cummins, Inc.	36,549	9,120
Stanley Black & Decker, Inc.	248,127	22,160
Toro Co. (The)	83,427	9,304
		40,584

Metals & Mining—1.1%
Kinross Gold Corp.	3,038,664	14,099
Oil, Gas & Consumable Fuels—1.0%
Phillips 66	133,368	13,373
Personal Products—0.9%
Estee Lauder Cos., Inc. (The) Class A	44,802	12,414
Pharmaceuticals—2.4%
Zoetis, Inc. Class A	198,049	32,775
Professional Services—1.7%
TransUnion	317,332	22,769
Road & Rail—0.8%
Norfolk Southern Corp.	44,249	10,877
Semiconductors & Semiconductor Equipment—5.9%
Advanced Micro Devices, Inc.(4)	111,060	8,346
Broadcom, Inc.	17,502	10,239
Lam Research Corp.	44,825	22,417
NVIDIA Corp.	79,940	15,618
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	124,218	11,519
Texas Instruments, Inc.	65,470	11,602
		79,741

Software—7.9%
Adobe, Inc. (4)	121,678	45,062
Intuit, Inc.	25,618	10,828
Microsoft Corp.(3)	156,910	38,884

See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Shares	Value

Software—continued
ServiceNow, Inc.(4)	26,223	$ 11,935
		106,709

Specialty Retail—4.2%
Best Buy Co., Inc.	143,033	12,690
Home Depot, Inc. (The)(3)	104,852	33,990
Ross Stores, Inc.	82,859	9,793
		56,473

Technology Hardware, Storage & Peripherals—2.8%
Apple, Inc.(3)	264,633	38,184
Textiles, Apparel & Luxury Goods—1.6%
Lululemon Athletica, Inc.(4)	33,987	10,430
NIKE, Inc. Class B(3)	92,072	11,724
		22,154

Water Utilities—0.8%
American Water Works Co., Inc.	67,451	10,555
Total Common Stocks (Identified Cost $944,771)		1,033,347

Warrant—0.0%
Oil, Gas & Consumable Fuels—0.0%
Nabors Industries Ltd.(4)	876	27
Total Warrant (Identified Cost $—)		27

Total Long-Term Investments—96.7% (Identified Cost $1,225,849)		1,300,420

Short-Term Investment—2.8%
Money Market Mutual Fund—2.8%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.066%)(5)	38,405,405	38,405
Total Short-Term Investment (Identified Cost $38,405)		38,405

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—99.5% (Identified Cost $1,264,254)		1,338,825

Value
Written Options—(0.1)%
(See open written options schedule)
Total Written Options (Premiums Received $856)	$ (1,791)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—99.4% (Identified Cost $1,263,398)	$1,337,034
Other assets and liabilities, net—0.6%	8,277
NET ASSETS—100.0%	$1,345,311

Abbreviations:
ADR	American Depositary Receipt
LLC	Limited Liability Company
MSCI	Morgan Stanley Capital International

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2023, these securities amounted to a value of $52,980 or 3.9% of net assets.
(2)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(3)	All or a portion of the security is segregated as collateral for written options. The value of securities segregated as collateral is $59,755.
(4)	Non-income producing.
(5)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	94%
Canada	2
Ireland	2
Taiwan	1
Bermuda	1
Total	100%
† % of total investments, net of written options, as of January 31, 2023.

Open written options contracts as of January 31, 2023 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
Adobe, Inc.	(182)	$ (6,916)	$380.00	02/17/23	$ (126)
Adobe, Inc.	(182)	(7,189)	395.00	02/17/23	(48)
Advanced Micro Devices, Inc.	(333)	(2,664)	80.00	02/17/23	(69)
Alphabet, Inc.	(262)	(2,751)	105.00	02/17/23	(48)
Alphabet, Inc.	(308)	(3,388)	110.00	02/17/23	(19)
Amazon.com, Inc.	(115)	(1,208)	105.00	02/17/23	(51)
Amazon.com, Inc.	(231)	(2,541)	110.00	02/17/23	(60)
For information regarding the abbreviations, see the Key Investment Terms starting on page 19.
See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
Open written options contracts as of January 31, 2023 were as follows (continued):
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2) (continued)
American Water Works Co., Inc.	(236)	$ (3,894)	$165.00	02/17/23	$ (15)
Apple, Inc.	(396)	(5,940)	150.00	02/17/23	(88)
Apple, Inc.	(529)	(8,200)	155.00	02/17/23	(52)
Best Buy Co., Inc.	(429)	(3,968)	92.50	02/17/23	(34)
Broadcom, Inc.	(52)	(3,172)	610.00	02/17/23	(26)
Celanese Corp.	(554)	(7,479)	135.00	02/17/23	(31)
Costco Wholesale Corp.	(30)	(1,560)	520.00	02/17/23	(19)
Cummins, Inc.	(127)	(3,302)	260.00	02/17/23	(29)
Danaher Corp.	(96)	(2,880)	300.00	02/17/23	(1)
Digital Realty Trust, Inc.	(196)	(2,254)	115.00	02/17/23	(67)
Digital Realty Trust, Inc.	(491)	(5,892)	120.00	02/17/23	(47)
DR Horton, Inc.	(404)	(4,242)	105.00	02/17/23	(20)
Home Depot, Inc. (The)	(209)	(7,211)	345.00	02/17/23	(24)
Home Depot, Inc. (The)	(209)	(7,420)	355.00	02/17/23	(8)
Intuit, Inc.	(76)	(3,344)	440.00	02/17/23	(54)
JPMorgan Chase & Co.	(744)	(10,788)	145.00	02/17/23	(57)
JPMorgan Chase & Co.	(297)	(4,604)	155.00	03/17/23	(7)
Lam Research Corp.	(67)	(3,618)	540.00	02/17/23	(29)
Lam Research Corp.	(67)	(3,518)	525.00	02/17/23	(47)
Lululemon Athletica, Inc.	(51)	(1,785)	350.00	02/17/23	(2)
Medtronic plc	(348)	(3,045)	87.50	02/17/23	(14)
Meta Platforms, Inc.	(404)	(6,666)	165.00	02/17/23	(146)
Microsoft Corp.	(156)	(4,134)	265.00	02/17/23	(12)
Microsoft Corp.	(313)	(8,608)	275.00	02/17/23	(6)
Microsoft Corp.	(156)	(4,368)	280.00	03/17/23	(11)
Morgan Stanley	(447)	(4,694)	105.00	02/17/23	(5)
NIKE, Inc.	(276)	(3,864)	140.00	02/17/23	(5)
Norfolk Southern Corp.	(128)	(3,456)	270.00	02/17/23	(2)
NVIDIA Corp.	(79)	(1,580)	200.00	02/17/23	(56)
NVIDIA Corp.	(199)	(4,179)	210.00	02/17/23	(72)
Ross Stores, Inc.	(248)	(3,100)	125.00	02/17/23	(16)
ServiceNow, Inc.	(26)	(1,274)	490.00	02/17/23	(12)
ServiceNow, Inc.	(52)	(2,652)	510.00	02/17/23	(9)
Stanley Black & Decker, Inc.	(124)	(1,116)	90.00	02/17/23	(41)
Stanley Black & Decker, Inc.	(496)	(4,712)	95.00	02/17/23	(70)
Starbucks Corp.	(479)	(5,509)	115.00	02/17/23	(53)
Taiwan Semiconductor Manufacturing Co. Ltd.	(186)	(1,860)	100.00	02/17/23	(8)
Taiwan Semiconductor Manufacturing Co. Ltd.	(186)	(1,953)	105.00	02/17/23	(2)
Texas Instruments, Inc.	(196)	(3,822)	195.00	02/17/23	(4)
Thermo Fisher Scientific, Inc.	(56)	(3,640)	650.00	02/17/23	(2)
TransUnion	(950)	(7,125)	75.00	02/17/23	(121)
United Parcel Service, Inc.	(166)	(3,320)	200.00	02/17/23	(4)
Veeva Systems, Inc.	(148)	(2,738)	185.00	02/17/23	(14)
Visa, Inc.	(153)	(3,749)	245.00	02/17/23	(4)
Walmart, Inc.	(240)	(3,600)	150.00	02/17/23	(9)
Zoetis, Inc.	(495)	(9,405)	190.00	02/17/23	(15)
Total Written Options					$(1,791)

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Exchange-traded options.
See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of January 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$ 238,606	$ —	$234,179	$4,427
Equity Securities:
Common Stocks	1,033,347	1,033,347	—	—
Convertible Preferred Stocks	28,440	23,665	4,775	—
Warrant	27	27	—	—
Money Market Mutual Fund	38,405	38,405	—	—
Total Assets	1,338,825	1,095,444	238,954	4,427
Liabilities:
Other Financial Instruments:
Written Options	(1,791)	(1,637)	(154)	—
Total Investments, Net of Written Options	$1,337,034	$1,093,807	$238,800	$4,427
There were no transfers into  or  out of Level 3 related to securities held at January 31, 2023.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended January 31, 2023.
See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS January 31, 2023
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—32.3%
Airlines—0.4%
American Airlines Group, Inc. 6.500%, 7/1/25	$ 1,190	$ 1,458
Southwest Airlines Co. 1.250%, 5/1/25	945	1,133
		2,591

Auto Manufacturers—0.1%
Lucid Group, Inc. 144A 1.250%, 12/15/26(1)	1,205	779
Banks—0.7%
Barclays Bank plc 0.000%, 2/18/25	2,645	2,825
BofA Finance LLC 0.600%, 5/25/27	1,240	1,394
		4,219

Biotechnology—2.4%
Alnylam Pharmaceuticals, Inc. 144A 1.000%, 9/15/27(1)	1,970	2,101
BioMarin Pharmaceutical, Inc. 1.250%, 5/15/27	2,420	2,723
Cytokinetics, Inc. 144A 3.500%, 7/1/27(1)	1,405	1,537
Halozyme Therapeutics, Inc.
0.250%, 3/1/27	2,330	2,181
144A 1.000%, 8/15/28(1)	445	494
Insmed, Inc.
1.750%, 1/15/25	1,585	1,504
0.750%, 6/1/28	805	714
Sarepta Therapeutics, Inc. 144A 1.250%, 9/15/27(1)	3,015	3,427
		14,681

Chemicals—0.2%
Livent Corp. 4.125%, 7/15/25	410	1,260
Commercial Services—2.0%
Block, Inc. 0.125%, 3/1/25	3,690	3,745
Repay Holdings Corp. 144A 0.000%, 2/1/26(1)	2,650	2,125
Shift4 Payments, Inc.
0.000%, 12/15/25	1,630	1,740
0.500%, 8/1/27	2,825	2,521
Stride, Inc. 1.125%, 9/1/27	2,220	2,319
		12,450

Computers—1.5%
3D Systems Corp. 0.000%, 11/15/26	1,580	1,172
CyberArk Software Ltd. 0.000%, 11/15/24	1,070	1,176
KBR, Inc. 2.500%, 11/1/23	870	1,777
	Par Value	Value

Computers—continued
Lumentum Holdings, Inc.
0.500%, 12/15/26	$ 345	$ 313
144A 0.500%, 6/15/28(1)	1,660	1,333
Parsons Corp. 0.250%, 8/15/25	1,190	1,302
Pure Storage, Inc. 0.125%, 4/15/23	115	128
Rapid7, Inc. 0.250%, 3/15/27	1,585	1,300
Zscaler, Inc. 0.125%, 7/1/25	995	1,087
		9,588

Cosmetics & Personal Care—0.3%
Beauty Health Co. (The) 144A 1.250%, 10/1/26(1)	2,595	2,123
Diversified Financial Services—1.2%
Coinbase Global, Inc. 0.500%, 6/1/26	1,770	1,199
Goldman Sachs Finance Corp. 0.500%, 12/29/27(2)	3,445	3,601
JPMorgan Chase Financial Co., LLC 0.500%, 6/15/27	2,135	2,729
		7,529

Energy-Alternate Sources—1.3%
Enphase Energy, Inc.
0.000%, 3/1/26	1,935	2,038
0.000%, 3/1/28	335	360
Plug Power, Inc. 3.750%, 6/1/25	245	832
SolarEdge Technologies, Inc. 0.000%, 9/15/25	785	1,054
Stem, Inc. 144A 0.500%, 12/1/28(1)	2,675	1,798
Sunnova Energy International, Inc. 144A 2.625%, 2/15/28(1)	2,415	2,033
		8,115

Entertainment—1.2%
DraftKings Holdings, Inc. 0.000%, 3/15/28	2,390	1,625
Live Nation Entertainment, Inc.
2.000%, 2/15/25	2,450	2,522
144A 3.125%, 1/15/29(1)	990	1,062
Vail Resorts, Inc. 0.000%, 1/1/26	2,720	2,574
		7,783

Food & Beverage—0.3%
Post Holdings, Inc. 144A 2.500%, 8/15/27(1)	1,965	2,139
Healthcare-Products—1.7%
CONMED Corp. 144A 2.250%, 6/15/27(1)	1,220	1,161
See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Par Value	Value

Healthcare-Products—continued
Exact Sciences Corp.
0.375%, 3/15/27	$ 3,030	$ 2,856
0.375%, 3/1/28	285	254
Insulet Corp. 0.375%, 9/1/26	1,310	1,809
Natera, Inc. 2.250%, 5/1/27	880	1,198
Novocure Ltd. 0.000%, 11/1/25	1,810	1,751
Repligen Corp. 0.375%, 7/15/24	745	1,261
		10,290

Healthcare-Services—0.2%
Elevance Health, Inc. 2.750%, 10/15/42	145	1,033
Internet—5.0%
Booking Holdings, Inc. 0.750%, 5/1/25	1,815	2,584
Etsy, Inc.
0.125%, 9/1/27	2,115	2,174
0.250%, 6/15/28	2,500	2,249
Farfetch Ltd. 3.750%, 5/1/27	1,120	981
Match Group Financeco 2, Inc. 144A 0.875%, 6/15/26(1)	1,450	1,390
Palo Alto Networks, Inc.
0.750%, 7/1/23	1,235	2,212
0.375%, 6/1/25	1,690	2,770
Perficient, Inc. 0.125%, 11/15/26	1,730	1,400
Snap, Inc. 0.750%, 8/1/26	3,630	3,347
TechTarget, Inc. 0.000%, 12/15/26	1,725	1,373
Uber Technologies, Inc. 0.000%, 12/15/25	4,135	3,634
Wayfair, Inc.
1.125%, 11/1/24	2,045	1,898
1.000%, 8/15/26	570	433
144A 3.250%, 9/15/27(1)	790	948
Zillow Group, Inc. 2.750%, 5/15/25	3,435	3,519
		30,912

Leisure Time—1.1%
NCL Corp., Ltd. 1.125%, 2/15/27	4,885	3,725
Royal Caribbean Cruises Ltd. 144A 6.000%, 8/15/25(1)	1,020	1,557
Topgolf Callaway Brands Corp. 2.750%, 5/1/26	875	1,334
		6,616

Machinery-Diversified—0.2%
Middleby Corp. (The) 1.000%, 9/1/25	910	1,187
	Par Value	Value

Media—1.8%
DISH Network Corp. 0.000%, 12/15/25	$ 4,755	$ 3,136
Liberty Broadband Corp. 144A 2.750%, 9/30/50(1)	1,260	1,235
Liberty Media Corp. 1.375%, 10/15/23	2,010	2,628
Liberty Media Corp.-Liberty Formula One 144A 2.250%, 8/15/27(1)	2,315	2,417
World Wrestling Entertainment, Inc. 3.375%, 12/15/23	495	1,679
		11,095

Mining—0.5%
Lithium Americas Corp. 1.750%, 1/15/27	1,820	1,567
MP Materials Corp. 144A 0.250%, 4/1/26(1)	1,275	1,275
		2,842

Miscellaneous Manufacturing—0.4%
Axon Enterprise, Inc. 144A 0.500%, 12/15/27(1)	2,060	2,212
Oil, Gas & Consumable Fuels—0.9%
EQT Corp. 1.750%, 5/1/26	495	1,110
Northern Oil & Gas, Inc. 144A 3.625%, 4/15/29(1)	1,590	1,804
Pioneer Natural Resources Co. 0.250%, 5/15/25	1,220	2,870
		5,784

Pharmaceuticals—1.7%
Dexcom, Inc. 0.250%, 11/15/25	5,425	5,712
Jazz Investments I Ltd. 2.000%, 6/15/26	3,015	3,539
Revance Therapeutics, Inc. 1.750%, 2/15/27	1,190	1,534
		10,785

Retail—0.6%
Burlington Stores, Inc. 2.250%, 4/15/25	1,690	2,093
Shake Shack, Inc. 0.000%, 3/1/28	2,020	1,502
		3,595

Semiconductors—1.3%
MACOM Technology Solutions Holdings, Inc. 0.250%, 3/15/26	965	996
Microchip Technology, Inc. 0.125%, 11/15/24	1,365	1,514
ON Semiconductor Corp. 0.000%, 5/1/27	1,050	1,575
Silicon Laboratories, Inc. 0.625%, 6/15/25	460	638

See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Par Value	Value

Semiconductors—continued
Wolfspeed, Inc.
144A 0.250%, 2/15/28(1)	$ 2,925	$ 2,669
144A 1.875%, 12/1/29(1)	965	937
		8,329

Software—5.0%
Akamai Technologies, Inc. 0.125%, 5/1/25	1,665	1,784
Bentley Systems, Inc. 0.125%, 1/15/26	2,755	2,546
Bill.com Holdings, Inc. 0.000%, 4/1/27	4,960	3,978
Box, Inc. 0.000%, 1/15/26	920	1,233
Cloudflare, Inc. 0.000%, 8/15/26	3,440	2,859
Confluent, Inc. 0.000%, 1/15/27	1,580	1,225
DigitalOcean Holdings, Inc. 0.000%, 12/1/26	2,690	2,065
Envestnet, Inc. 144A 2.625%, 12/1/27(1)	770	860
Evolent Health, Inc. 1.500%, 10/15/25	1,310	1,525
Five9, Inc. 0.500%, 6/1/25	2,830	2,673
HubSpot, Inc. 0.375%, 6/1/25	575	795
PagerDuty, Inc. 1.250%, 7/1/25	1,075	1,134
Splunk, Inc.
1.125%, 9/15/25	1,355	1,320
1.125%, 6/15/27	2,190	1,885
Tyler Technologies, Inc. 0.250%, 3/15/26	2,220	2,108
Unity Software, Inc. 0.000%, 11/15/26	1,360	1,049
Workiva, Inc. 1.125%, 8/15/26	1,665	2,096
		31,135

Transportation—0.3%
Air Transport Services Group, Inc. 1.125%, 10/15/24	1,515	1,600
Total Convertible Bonds and Notes (Identified Cost $207,413)		200,672

	Shares
Convertible Preferred Stocks—3.7%
Auto Components—0.2%
Aptiv plc Series A, 5.500%	8,135	1,025
Banks—1.0%
Wells Fargo & Co. Series L, 7.500%	5,050	6,353
Capital Markets—0.2%
KKR & Co., Inc. Series C, 6.000%	20,495	1,385
	Shares	Value
Commercial Services & Supplies—0.2%
GFL Environmental, Inc., 6.000%	22,790	$ 1,565
Diversified Financial Services—0.2%
Chewy, Inc. 2020 Mandatory Exchangeable Trust 144A, 6.500%(1)	1,460	1,517
Electric Utilities—0.8%
NextEra Energy, Inc.
5.279%	45,920	2,296
6.926%	22,345	1,071
PG&E Corp., 5.500%	11,405	1,611
		4,978

Healthcare Equipment & Supplies—0.4%
Boston Scientific Corp. Series A, 5.500%	20,375	2,325
Life Sciences Tools & Services—0.3%
Danaher Corp. Series B, 5.000%	1,340	1,801
Telecommunications—0.4%
T-Mobile U.S. 2020 Cash Mandatory Exchangeable Trust 144A, 5.250%(1)	1,975	2,382
Total Convertible Preferred Stocks (Identified Cost $23,273)		23,331

Common Stocks—62.0%
Air Freight & Logistics—0.5%
United Parcel Service, Inc. Class B	15,590	2,888
Automobiles—1.8%
Tesla, Inc.(3)	64,276	11,134
Banks—2.7%
JPMorgan Chase & Co.	59,175	8,282
Wells Fargo & Co.	183,690	8,610
		16,892

Biotechnology—2.3%
AbbVie, Inc.	74,040	10,939
Vertex Pharmaceuticals, Inc.(3)	10,430	3,370
		14,309

Capital Markets—1.7%
CME Group, Inc. Class A	25,110	4,436
Moody’s Corp.	19,435	6,272
		10,708

Chemicals—1.6%
DuPont de Nemours, Inc.	84,070	6,217
Sherwin-Williams Co. (The)	15,295	3,619
		9,836

Commercial Services & Supplies—1.2%
Waste Management, Inc.(4)	47,715	7,383

See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Shares	Value

Communications Equipment—0.7%
Cisco Systems, Inc.	89,020	$ 4,333
Consumer Finance—0.5%
Capital One Financial Corp.	24,631	2,931
Electric Utilities—1.9%
Exelon Corp.	275,110	11,607
Electrical Equipment—0.5%
Generac Holdings, Inc.(3)	11,105	1,339
Plug Power, Inc.(3)	97,632	1,662
		3,001

Energy Equipment & Services—1.4%
Schlumberger Ltd.	149,945	8,544
Equity Real Estate Investment—0.9%
American Tower Corp.	25,300	5,652
Food & Staples Retailing—1.3%
Costco Wholesale Corp.(4)	15,850	8,101
Healthcare Equipment & Supplies—1.8%
Abbott Laboratories	34,870	3,855
Dexcom, Inc.(3)	14,095	1,509
Intuitive Surgical, Inc.(3)(4)	22,600	5,553
		10,917

Healthcare Providers & Services—0.9%
UnitedHealth Group, Inc.	11,273	5,627
Hotels, Restaurants & Leisure—2.8%
Booking Holdings, Inc.(3)	3,440	8,373
Chipotle Mexican Grill, Inc. Class A(3)	3,275	5,392
MGM Resorts International	93,225	3,861
		17,626

Insurance—0.9%
Aon plc Class A	17,025	5,425
Interactive Media & Services—3.7%
Alphabet, Inc. Class A(3)	194,440	19,219
Meta Platforms, Inc. Class A(3)	27,095	4,036
		23,255

Internet & Direct Marketing Retail—2.1%
Amazon.com, Inc.(3)	129,105	13,315
IT Services—3.3%
Accenture plc Class A	21,110	5,891
EPAM Systems, Inc.(3)	5,722	1,903
Mastercard, Inc. Class A(4)	34,115	12,643
		20,437

Life Sciences Tools & Services—2.3%
IQVIA Holdings, Inc.(3)	26,450	6,068
	Shares	Value

Life Sciences Tools & Services—continued
Thermo Fisher Scientific, Inc.(4)	14,095	$ 8,039
		14,107

Machinery—0.6%
Deere & Co.	8,265	3,495
Multiline Retail—0.4%
Target Corp.	14,865	2,559
Oil, Gas & Consumable Fuels—1.8%
ConocoPhillips	46,205	5,631
Devon Energy Corp.	89,245	5,644
		11,275

Pharmaceuticals—2.2%
Eli Lilly & Co.	22,255	7,659
Zoetis, Inc. Class A	36,685	6,071
		13,730

Road & Rail—1.4%
Union Pacific Corp.	43,305	8,842
Semiconductors & Semiconductor Equipment—4.8%
Broadcom, Inc.	19,690	11,519
Lam Research Corp.(4)	9,360	4,681
Marvell Technology, Inc.	55,930	2,413
Micron Technology, Inc.	86,925	5,242
NVIDIA Corp.	32,075	6,266
		30,121

Software—7.0%
Atlassian Corp. Class A(3)	14,445	2,335
Crowdstrike Holdings, Inc. Class A(3)	27,545	2,917
Intuit, Inc.	14,765	6,241
Microsoft Corp.	89,696	22,227
Salesforce, Inc.(3)	12,441	2,090
ServiceNow, Inc.(3)	16,915	7,698
		43,508

Specialty Retail—2.0%
Home Depot, Inc. (The)	25,285	8,196
TJX Cos., Inc. (The)	49,485	4,051
		12,247

Technology Hardware, Storage & Peripherals—3.9%
Apple, Inc.	169,450	24,450
Textiles, Apparel & Luxury Goods—1.1%
NIKE, Inc. Class B	54,950	6,997
Total Common Stocks (Identified Cost $432,870)		385,252

Total Long-Term Investments—98.0% (Identified Cost $663,556)		609,255

See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
	Shares	Value

Short-Term Investment—1.6%
Money Market Mutual Fund—1.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.066%)(5)	10,060,519	$ 10,061
Total Short-Term Investment (Identified Cost $10,061)		10,061

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—99.6% (Identified Cost $673,617)		619,316

Written Options—(0.0)%
(See open written options schedule)
Total Written Options (Premiums Received $41)	(22)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—99.6% (Identified Cost $673,576)	$619,294
Other assets and liabilities, net—0.4%	2,350
NET ASSETS—100.0%	$621,644
Abbreviation:
LLC	Limited Liability Company

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2023, these securities amounted to a value of $43,315 or 7.0% of net assets.
(2)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(3)	Non-income producing.
(4)	All or a portion of the security is segregated as collateral for written options. The value of securities segregated as collateral is $19,103.
(5)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Open written options contracts as of January 31, 2023 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
Costco Wholesale Corp.	(45)	$(2,430)	$540.00	02/17/23	$ (8)
Intuitive Surgical, Inc.	(85)	(2,465)	290.00	02/17/23	(—) (3)
Lam Research Corp.	(55)	(3,603)	655.00	03/17/23	(2)
Mastercard, Inc.	(165)	(6,847)	415.00	02/17/23	(1)
Thermo Fisher Scientific, Inc.	(70)	(4,375)	625.00	02/17/23	(5)
Waste Management, Inc.	(120)	(1,950)	162.50	02/17/23	(6)
Total Written Options					$ (22)

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Exchange-traded options.
(3)	Amount is less than $500.
For information regarding the abbreviations, see the Key Investment Terms starting on page 19.
See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of January 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$200,672	$ —	$197,071	$3,601
Equity Securities:
Common Stocks	385,252	385,252	—	—
Convertible Preferred Stocks	23,331	19,432	3,899	—
Money Market Mutual Fund	10,061	10,061	—	—
Total Assets	619,316	414,745	200,970	3,601
Liabilities:
Other Financial Instruments:
Written Options	(22)	(20)	(2)	—
Total Investments, Net of Written Options	$619,294	$414,725	$200,968	$3,601
There were no transfers into  or  out of Level 3 related to securities held at January 31, 2023.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value
	Total	Convertible Bonds And Notes	Corporate Bonds And Notes
Investments in Securities
Balance as of January 31, 2022:	$ 36	$ —	$ 36
Net realized gain (loss)	(1,093)	11	(1,104)
Net change in unrealized appreciation (depreciation)(a)	1,140	70	1,070
Purchases	3,941	3,941	—
Sales (b)	(423)	(421)	(2)
Balance as of January 31, 2023	$ 3,601	$ 3,601	$ —
(a) The net change in unrealized appreciation (depreciation) on investments still held at January 31, 2023, was $70.
(b) Includes paydowns on securities.
See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES January 31, 2023
(Reported in thousands except shares and per share amounts)
	AIO	CBH	NCV	NCZ
Assets
Investment in securities at value(1)(2)	$ 831,857	$ 242,552	$ 643,269	$ 483,478
Cash	100	128	103	131
Receivables
Investment securities sold	—	987	8,161	6,203
Dividends and interest	2,122	1,583	4,975	3,574
Other receivables	47	12	25	19
Securities lending income	43	—	—	—
Prepaid Trustees’ retainer	27	7	14	11
Prepaid expenses and other assets (Note 4)	37	28	166	127
Total assets	834,233	245,297	656,713	493,543
Liabilities
Loan Payable (Note 9)	130,000	69,700	170,000	95,000
Payables
Collateral on securities loaned (Note 9)	13,000	1,000	—	—
Dividend distributions	5,151	840	4,319	3,363
Loan interest payable (Note 9)	869	488	783	437
Investment advisory fees (Note 4)	775	140	321	249
Professional fees	94	91	143	163
Administration and accounting fees	74	22	58	44
Trustee deferred compensation plan (Note 4)	37	28	166	127
Investment securities purchased	—	3,489	12,432	9,078
Other accrued expenses	110	124	82	80
Total liabilities	150,110	75,922	188,304	108,541
Cumulative Preferred Shares ($25.00 liquidation preference per share applicable to an aggregate of 4,000,000 and 4,360,000 shares issued and outstanding, respectively)	—	—	100,000	109,000
Net Assets Applicable to Common Shareholders	$ 684,123	$ 169,375	$ 368,409	$ 276,002
Net Assets Applicable to Common Shareholders Consist of:
Common shares par value ($0.00001 per share)	$ —(a)	$ —(a)	$ 1	$ 1
Capital paid in on shares of beneficial interest	671,836	178,376	681,639	521,050
Total distributable earnings (accumulated losses)	12,287	(9,001)	(313,231)	(245,049)
Net Assets Applicable to Common Shareholders	$ 684,123	$ 169,375	$ 368,409	$ 276,002
Common Shares Issued and Outstanding	34,340,972	18,263,597	90,373,569	76,115,749
Net Asset Value Per Common Share(b)	$ 19.92	$ 9.27	$ 4.08	$ 3.63
(1)Investment in securities at cost	$ 806,195	$ 250,760	$ 683,471	$ 513,456
(2) Market value of securities on loan	$ 42,377	$ 7,715	$ —	$ —

(a)	Amount is less than $500.
(b)	Net Asset Value Per Common Share is calculated using unrounded net assets.
See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
January 31, 2023
(Reported in thousands except shares and per share amounts)
	ACV	NFJ	NIE
Assets
Investment in securities at value(1)	$ 327,898	$ 1,338,825	$ 619,316
Cash	101	502	101
Deposits with broker for written options	18	—	97
Receivables
Investment securities sold	2,912	10,450	5,209
Dividends and interest	1,326	1,270	758
Other receivables	16	88	48
Tax reclaims	—	157	—
Prepaid Trustees’ retainer	8	51	27
Prepaid expenses and other assets (Note 4)	53	295	134
Total assets	332,332	1,351,638	625,690
Liabilities
Loan Payable (Note 10 and 11)	75,000	—	—
Mandatory redeemable preferred shares (Note 10)	30,000	—	—
Written options at value (Note 3)(3)	4	1,791	22
Payables
Investment securities purchased	4,082	3,085	3,238
Dividend distributions	1,865	—	—
Loan interest payable (Note 10 and 11)	942	—	—
Investment advisory fees (Note 4)	251	808	439
Dividend on mandatory redeemable preferred shares (Note 10)	110	—	—
Professional fees	89	110	91
Trustee deferred compensation plan (Note 4)	53	295	134
Administration and accounting fees	30	118	55
Other accrued expenses	53	120	67
Total liabilities	112,479	6,327	4,046
Net Assets Applicable to Common Shareholders	$ 219,853	$ 1,345,311	$ 621,644
Net Assets Applicable to Common Shareholders Consist of:
Common shares par value ($0.00001 per share)	$ —(a)	$ 1	$ —(a)
Capital paid in on shares of beneficial interest	252,312	1,276,956	670,598
Total distributable earnings (accumulated losses)	(32,459)	68,354	(48,954)
Net Assets Applicable to Common Shareholders	$ 219,853	$ 1,345,311	$ 621,644
Common Shares Issued and Outstanding	10,362,954	94,801,581	27,708,965
Net Asset Value Per Common Share(b)	$ 21.22	$ 14.19	$ 22.43
(1)Investment in securities at cost	$ 350,674	$ 1,264,254	$ 673,617
(3) Written options premiums received	$ 8	$ 856	$ 41

(a)	Amount is less than $500.
(b)	Net Asset Value Per Common Share is calculated using unrounded net assets.
See Notes to Financial Statements

STATEMENTS OF OPERATIONS YEAR ENDED January 31, 2023
($ reported in thousands)
	AIO	CBH	NCV	NCZ
Investment Income
Interest	$ 8,581	$ 8,820	$ 20,553	$ 15,384
Dividends	5,187	162	4,835	4,104
Security lending, net of fees	345	29	132	—
Foreign taxes withheld	(53)	—	—	—
Total investment income	14,060	9,011	25,520	19,488
Expenses
Investment advisory fees	10,313	1,792	5,018	3,862
Administration and accounting fees	891	263	774	598
Excise tax	—	94	—	—
Printing fees and expenses	258	25	65	55
Trustees’ fees and expenses	167	40	104	78
Professional fees	144	74	235	218
Transfer agent fees and expenses	13	13	18	19
Auction agent and commissions	—	—	182	143
Miscellaneous expenses	56	23	289	310
Total expenses before interest expense	11,842	2,324	6,685	5,283
Loan interest (Note 9)	3,429	1,873	2,257	1,185
Total expenses after interest expense	15,271	4,197	8,942	6,468
Less expenses reimbursed and/or waived by investment adviser (Note 4D)	(894)	(117)	(720)	(535)
Net expenses	14,377	4,080	8,222	5,933
Net investment income (loss)	(317)	4,931	17,298	13,555
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Unaffiliated Investments	(6,358)	(247)	(57,150)	(43,000)
Affiliated investments	—	—	(6,724)	(4,975)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated Investments	(77,872)	(2,571)	(41,361)	(32,226)
Affiliated investments	—	—	6,700	4,950
Net realized and unrealized gain (loss) on investments	(84,230)	(2,818)	(98,535)	(75,251)
Dividends on preferred shares from net investment income	—	—	(10,076)	(9,239)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	$(84,547)	$ 2,113	$(91,313)	$(70,935)
See Notes to Financial Statements

STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED January 31, 2023
($ reported in thousands)
	ACV	NFJ	NIE
Investment Income
Interest	$ 5,437	$ 2,512	$ 2,391
Dividends	2,282	18,208	8,119
Foreign taxes withheld	—	(97)	—
Total investment income	7,719	20,623	10,510
Expenses
Investment advisory fees	3,395	12,044	7,085
Administration and accounting fees	371	1,439	765
Printing fees and expenses	99	246	135
Professional fees	99	235	141
Trustees’ fees and expenses	63	327	179
Transfer agent fees and expenses	21	13	13
Miscellaneous expenses	70	134	47
Total expenses before interest expense	4,118	14,438	8,365
Dividends on mandatory redeemable preferred shares (Note 10)	1,302	—	—
Loan interest (Note 10 and 11)	2,772	—	—
Total expenses after interest expense	8,192	14,438	8,365
Less expenses reimbursed and/or waived by investment adviser (Note 4D)	(302)	(1,590)	(783)
Net expenses	7,890	12,848	7,582
Net investment income (loss)	(171)	7,775	2,928
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Unaffiliated Investments	(5,138)	(5,101)	2,023
Affiliated investments	(1,246)	—	—
Foreign currency transactions	—	— (1)	—
Written options	575	2,417	3,350
Net change in unrealized appreciation (depreciation) on:
Unaffiliated Investments	(33,394)	(112,608)	(116,963)
Affiliated investments	1,243	—	—
Written options	36	(1,074)	234
Net realized and unrealized gain (loss) on investments	(37,924)	(116,366)	(111,356)
Net increase (decrease) in net assets resulting from operations	$(38,095)	$(108,591)	$(108,428)

(1)	Amount is less than $500.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	AIO
	Year Ended January 31, 2023	Fiscal Period Ended January 31, 2022*	Year Ended February 28, 2021
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ (317)	$ (6,058)	$ (2,703)
Net realized gain (loss)	(6,358)	109,142	171,687
Net change in unrealized appreciation (depreciation)	(77,872)	(108,970)	236,027
Increase (decrease) in net assets resulting from operations	(84,547)	(5,886)	405,011
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(47,652)	(166,532)	(85,439)
Return of capital	(14,157)	—	—
Dividends and Distributions to Shareholders	(61,809)	(166,532)	(85,439)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (0, 2,290 and 15,547 shares, respectively)	—	59	450
Increase (decrease) in net assets from capital transactions	—	59	450
Net increase (decrease) in net assets	(146,356)	(172,359)	320,022
Net Assets
Beginning of period	830,479	1,002,838	682,816
End of period	$ 684,123	$ 830,479	$1,002,838

*	Period from March 1, 2021 to January 31, 2022. The Fund had a fiscal year end change from February 28 to January 31.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	CBH
	Year Ended January 31, 2023	Fiscal Period Ended January 31, 2022*	Year Ended February 28, 2021
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 4,931	$ 4,522	$ 7,409
Net realized gain (loss)	(247)	4,870	11,108
Net change in unrealized appreciation (depreciation)	(2,571)	(9,826)	7,246
Increase (decrease) in net assets resulting from operations	2,113	(434)	25,763
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(11,741)	(16,220)	(10,078)
Dividends and Distributions to Shareholders	(11,741)	(16,220)	(10,078)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (506, 4,575 and 1,504 shares, respectively)	5	46	14
Increase (decrease) in net assets from capital transactions	5	46	14
Net increase (decrease) in net assets	(9,623)	(16,608)	15,699
Net Assets
Beginning of period	178,998	195,606	179,907
End of period	$169,375	$178,998	$195,606

*	Period from March 1, 2021 to January 31, 2022. The Fund had a fiscal year end change from February 28 to January 31.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	NCV
	Year Ended January 31, 2023	Fiscal Period Ended January 31, 2022*	Year Ended February 28, 2021
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 17,298	$ 19,202	$ 33,510
Net realized gain (loss)	(63,874)	34,593	3,663
Net change in unrealized appreciation (depreciation)	(34,661)	(88,808)	118,355
Increase (decrease) in net assets resulting from operations	(81,237)	(35,013)	155,528
Dividends on Preferred Shares from Net Investment Income	(10,076)	(5,432)	(6,245)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(91,313)	(40,445)	149,283
From Dividends and Distributions to Common Shareholders
Net investment income and net realized gains	(9,639)	(14,537)	(28,244)
Return of capital	(36,451)	(27,712)	(18,750)
Dividends and Distributions to Common Shareholders	(46,090)	(42,249)	(46,994)
Preferred Share Transactions:
Net increase resulting from tender of Auction-Rate Preferred Shares (see Note 8)	4,562	—	—
Increase (decrease) in net assets from preferred share transactions	4,562	—	—
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (0, 0, and 3,988 shares, respectively)	—	—	22
Increase (decrease) in net assets from capital transactions	—	—	22
Net increase (decrease) in net assets	(132,841)	(82,694)	102,311
Net Assets
Beginning of period	501,250	583,944	481,633
End of period	$ 368,409	$501,250	$583,944

*	Period from March 1, 2021 to January 31, 2022. The Fund had a fiscal year end change from February 28 to January 31.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	NCZ
	Year Ended January 31, 2023	Fiscal Period Ended January 31, 2022*	Year Ended February 28, 2021
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 13,555	$ 14,662	$ 25,827
Net realized gain (loss)	(47,975)	26,021	2,875
Net change in unrealized appreciation (depreciation)	(27,276)	(66,698)	89,181
Increase (decrease) in net assets resulting from operations	(61,696)	(26,015)	117,883
Dividends on Preferred Shares from Net Investment Income	(9,239)	(5,699)	(6,448)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(70,935)	(31,714)	111,435
From Dividends and Distributions to Common Shareholders
Net investment income and net realized gains	(6,136)	(9,409)	(20,132)
Return of capital	(28,116)	(21,989)	(14,691)
Dividends and Distributions to Common Shareholders	(34,252)	(31,398)	(34,823)
Preferred Share Transactions:
Net increase resulting from tender of Auction-Rate Preferred Shares (see Note 8)	3,307	—	—
Increase (decrease) in net assets from preferred share transactions	3,307	—	—
Net increase (decrease) in net assets	(101,880)	(63,112)	76,612
Net Assets
Beginning of period	377,882	440,994	364,382
End of period	$ 276,002	$377,882	$440,994

*	Period from March 1, 2021 to January 31, 2022. The Fund had a fiscal year end change from February 28 to January 31.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	ACV		NFJ
	Year Ended January 31, 2023	Year Ended January 31, 2022	Year Ended January 31, 2023	Year Ended January 31, 2022
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ (171)	$ (1,760)	$ 7,775	$ 4,380
Net realized gain (loss)	(5,809)	69,849	(2,684)	168,577
Net change in unrealized appreciation (depreciation)	(32,115)	(68,996)	(113,682)	19,070
Increase (decrease) in net assets resulting from operations	(38,095)	(907)	(108,591)	192,027
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(24,415)	(80,923)	(94,470)	(85,321)
Dividends and Distributions to Shareholders	(24,415)	(80,923)	(94,470)	(85,321)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (561 and 8,473 shares, respectively)	15	279	—	—
Increase (decrease) in net assets from capital transactions	15	279	—	—
Net increase (decrease) in net assets	(62,495)	(81,551)	(203,061)	106,706
Net Assets
Beginning of period	282,348	363,899	1,548,372	1,441,666
End of period	$219,853	$282,348	$1,345,311	$1,548,372
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	NIE
	Year Ended January 31, 2023	Year Ended January 31, 2022
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 2,928	$ (2,565)
Net realized gain (loss)	5,373	175,497
Net change in unrealized appreciation (depreciation)	(116,729)	(98,405)
Increase (decrease) in net assets resulting from operations	(108,428)	74,527
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(110,185)	(90,719)
Dividends and Distributions to Shareholders	(110,185)	(90,719)
Net increase (decrease) in net assets	(218,613)	(16,192)
Net Assets
Beginning of period	840,257	856,449
End of period	$ 621,644	$840,257
See Notes to Financial Statements

STATEMENTS OF CASH FLOWS
YEAR ENDED January 31, 2023
($ reported in thousands)
	AIO	CBH	NCV	ACV
Increase (Decrease) in cash
Cash Flows provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ (84,547)	$ 2,113	$ (91,313)	$ (38,095)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	416,628	50,352	601,509	317,181
(Increase) Decrease in investment securities sold receivable	1,163	(720)	(5,792)	278
Purchases of long-term investments	(471,354)	(40,818)	(489,964)	(305,137)
Increase (Decrease) in investment securities purchased payable	(2,931)	(570)	8,066	2,057
Net (purchases) or sales of short-term investments	20,114	(377)	12,753	11,023
Net purchases or (sales) in written options	—	—	—	546
Net change in unrealized (appreciation)/depreciation on long-term unaffiliated investments	77,872	2,571	41,360	33,394
Net change in unrealized (appreciation)/depreciation on affiliated investments	—	—	(6,700)	(1,243)
Net change in unrealized (appreciation)/depreciation on written options	—	—	—	(36)
Net realized (gain)/loss from unaffiliated investments	6,358	247	57,150	5,138
Net realized (gain)/loss from investments affiliated investments	—	—	6,724	1,246
Net realized (gain)/loss from written options	—	—	—	(575)
Amortization of premium and accretion of discounts on investments	(513)	(274)	(2,231)	(1,122)
Return of capital distribution on investments	—	—	—	(16)
Proceeds from litigation settlements	—	—	—	2
(Increase) Decrease in dividends and interest receivable	(1,165)	(15)	93	(92)
(Increase) Decrease in security lending receivable	(24)	2	22	—
Increase) Decrease in other receivables	(47)	(12)	(25)	(16)
(Increase) Decrease in prepaid trustees’ retainer	13	3	16	12
(Increase) Decrease in prepaid expenses and other assets	—	—	10	12
Increase (Decrease) in loan interest payable	809	420	734	92
Increase (Decrease) in payable for collateral securities on loan	—	(922)	(11,127)	—
Increase (Decrease) in affiliated expenses payable	(21)	(14)	(175)	(73)
Increase (Decrease) in non-affiliated expenses payable	(546)	(225)	(24)	(161)
Cash provided by (used for) operating activities	(38,191)	11,761	121,086	24,415
Cash provided (used for) financing activities:
Cash received from borrowings	100,000	—	170,000	—
Cash payments to reduce borrowings	—	—	(28,852)	—
Cash distributions paid to shareholders	(61,809)	(11,736)	(46,095)	(24,400)
Tender and redemption of auction-rate preferred shares (Note 8)	—	—	(218,713)	—
Cash provided (used for) financing activities:	38,191	(11,736)	(123,660)	(24,400)
Net increase/decrease in cash
Net increase (decrease) in cash	—	25	(2,574)	15
Restricted and unrestricted cash at beginning of period	100	103	2,677	104
Restricted and unrestricted cash at end of period	$ 100	$ 128	$ 103	$ 119
Supplemental cash flow information:
Cash paid during the period for interest expense on loan payable	$ 2,620	$ 1,453	$ 1,523	$ 2,680
Cash paid during the period for dividends to mandatory redeemable preferred shares	$ —	$ —	$ —	$ 1,302
Reinvestment of dividends and distributions	$ —	$ 5	$ —	$ 15

Reconciliation of restricted and unrestricted cash at the end of period to the statement of assets and liabilities
Cash	$ 100	$ 128	$ 103	$ 101
Deposits with broker for written options	—	—	—	18
	$ 100	$ 128	$ 103	$ 119
See Notes to Financial Statements

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND (AIO)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended January 31, 2023	Fiscal Period March 1, 2021 to January 31, 2022 (1)	Year Ended February 28, 2021	From Inception October 31, 2019(2) to February 29, 2020

PER SHARE DATA:
Net asset value, beginning of period	$ 24.18	$ 29.20	$ 19.89	$ 20.00
Income (loss) from investment operations:
Net investment income (loss)(3)	(0.01)	(0.18)	(0.08)	(0.01)
Net realized and unrealized gain (loss)	(2.45)	0.01	11.88	0.23
Total from investment operations	(2.46)	(0.17)	11.80	0.22
Dividends and Distributions to Shareholders:
Net investment income(3)	(1.39)	(1.40)	—	—
Net realized gains	—	(3.45)	(2.49)	(0.33)
Return of capital	(0.41)	—	—	—
Total dividends and distributions to shareholders	(1.80)	(4.85)	(2.49)	(0.33)
Net asset value, end of period	$ 19.92	$ 24.18	$ 29.20	$ 19.89
Market value, end of period	$ 17.42	$ 23.58	$ 27.41	$ 17.72
Total return, net asset value(4), (5)	(10.03)%	(1.85)%	—% (6)	—% (6)
Total return, market value(4), (5)	(18.42)%	2.75%	71.09%	(9.92)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(7), (8)	2.04%	1.47% (9), (10)	1.42% (9)	1.34% (10)
Ratio of total expenses after interest expense to average net assets(7)	2.17%	1.56% (9), (10)	1.43% (9)	1.34% (10)
Ratio of net investment income (loss) to average net assets(7)	(0.04)%	(0.66)% (9), (10)	(0.33)% (9)	(0.15)% (10)
Portfolio turnover rate(4)	53%	53%	103%	56%
Net assets, end of period (000’s)	$684,123	$ 830,479	$1,002,838	$682,816
Loan payable, end of period (000’s)	$130,000	$ 30,000	$ 30,000	$ 30,000
Asset coverage, per $1,000 principal amount of loan payable	$ 6,262	$ 28,683	$ 34,428	$ 23,761

(1)	The Fund had a fiscal year end change from February 28 to January 31.
(2)	Commencement of operations.
(3)	Calculated using average shares outstanding.
(4)	Not annualized for periods less than one year.
(5)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(6)	Return not disclosed.
(7)	Annualized for periods less than one year.
(8)	Ratio of net expenses, before interest expense, was 1.55% for the year ended January 31, 2023, and 1.43%, 1.40% and 1.34% for the period ended January 31, 2022, year ended February 28, 2021 and period ended February 29, 2020 respectively.
(9)	Inclusive of excise tax expense of 0.06%(4) and 0.05% for the period ended January 31, 2022 and year ended February 28, 2021.
(10)	Certain expenses incurred by the Fund were not annualized.
See Notes to Financial Statements

CONVERTIBLE & INCOME 2024 TARGET TERM FUND (CBH)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended January 31, 2023	Fiscal Period March 1, 2021 to January 31, 2022 (1)	Year Ended February 28/29			From Inception June 30, 2017(2) to February 28 2018
			2021	2020	2019
PER SHARE DATA:
Net asset value, beginning of period	$ 9.80	$ 10.71	$ 9.85	$ 9.71	$ 9.79	$ 9.84(3)
Income (loss) from investment operations:
Net investment income (loss)(4)	0.27	0.25	0.41	0.43	0.48	0.35
Net realized and unrealized gain (loss)	(0.16)	(0.27)	1.00	0.26	(0.01)	(0.06)
Total from investment operations	0.11	(0.02)	1.41	0.69	0.47	0.29
Dividends and Distributions to Shareholders:
Net investment income	(0.55)	(0.51)	(0.39)	(0.44)	(0.50)	(0.32)
Net realized gains	(0.09)	(0.38)	(0.16)	(0.11)	(0.05)	—
Total dividends and distributions to shareholders	(0.64)	(0.89)	(0.55)	(0.55)	(0.55)	(0.32)
Capital change resulting from issuance of common shares and related offering costs	—	—	—	—	—	(0.02)
Net asset value, end of period	$ 9.27	$ 9.80	$ 10.71	$ 9.85	$ 9.71	$ 9.79
Market value, end of period	$ 9.00	$ 9.88	$ 10.04	$ 9.14	$ 9.00	$ 9.22
Total return, net asset value(5), (6)	1.40%	(0.28)%	—% (7)	—% (7)	—% (7)	—% (7)
Total return, market value(5), (6)	(2.18)%	7.33%	16.68%	7.63%	3.72%	(4.59)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(8), (9), (10)	2.41%	1.62% (11)	1.72%	2.38%	2.60%	2.14% (11)
Ratio of total expenses after interest expense to average net assets(8), (9)	2.48%	1.72% (11)	1.73%	2.38%	2.60%	2.14% (11)
Ratio of net investment income (loss) to average net assets(8), (9)	2.91%	2.58% (11)	4.24%	4.34%	4.94%	5.47% (11)
Portfolio turnover rate(5)	18%	56%	101%	86%	116%	66%
Net assets, end of period (000’s)	$169,375	$178,998	$195,606	$179,907	$177,319	$178,760
Loan payable, end of period (000’s)	$ 69,700	$ 69,700	$ 69,700	$ 69,700	$ 69,700	$ 69,700
Asset coverage, per $1,000 principal amount of loan payable	$ 3,430	$ 3,568	$ 3,806	$ 3,581	$ 3,544	$ 3,565

(1)	The Fund had a fiscal year end change from February 28 to January 31.
(2)	Commencement of operations.
(3)	Initial public offering price of $10.00 per share less sales load of 1.65% of the offering price.
(4)	Calculated using average shares outstanding.
(5)	Not annualized for periods less than one year.
(6)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(7)	Return not disclosed.
(8)	Annualized for periods less than one year.
(9)	Inclusive of excise tax expense of 0.06%, 0.15%(5), 0.08%, 0.07%, 0.08% and 0.02%(5) for the year ended January 31, 2023, period ended January 31, 2022, years ended February 28/29, 2021, 2020, 2019 and period ended February 28, 2018, respectively.
(10)	Ratio of net expenses, before interest expense, was 1.30%, 1.37%, 1.33%, 1.31%, 1.36% and 1.23% for the year ended January 31, 2023, period ended January 31, 2022, years ended February 28/29, 2021, 2020 and 2019 and period ended 2018, respectively.
(11)	Certain expenses incurred by the Fund were not annualized.
See Notes to Financial Statements

CONVERTIBLE & INCOME FUND (NCV)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE
OUTSTANDING THROUGHOUT EACH PERIOD
	Year Ended January 31, 2023	Fiscal Period March 1, 2021 to January 31, 2022 (1)	Year Ended February 28/29
			2021	2020	2019	2018
PER SHARE DATA:
Net asset value, beginning of period	$ 5.55	$ 6.46	$ 5.33	$ 5.61	$ 6.54	$ 6.86
Income (loss) from investment operations:
Net investment income (loss)(2)	0.19	0.21	0.37	0.52	0.56	0.69
Net realized and unrealized gain (loss)	(1.09)	(0.59)	1.35	(0.02)	(0.64)	(0.16)
Total from investment operations	(0.90)	(0.38)	1.72	0.50	(0.08)	0.53
Dividends on Preferred Shares from Net Investment Income:	(0.11)	(0.06)	(0.07)	(0.14)	(0.12)	(0.07)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(1.01)	(0.44)	1.65	0.36	(0.20)	0.46
Dividends and Distributions to Shareholders:
Net investment income	(0.11)	(0.16)	(0.31)	(0.42)	(0.50)	(0.77)
Return of capital	(0.40)	(0.31)	(0.21)	(0.22)	(0.28)	(0.01)
Total dividends and distributions to shareholders	(0.51)	(0.47)	(0.52)	(0.64)	(0.78)	(0.78)
Preferred Shares Transactions:
Accretion to net asset value, resulting from tender offer of Auction-Rate Preferred shares	0.05	—	—	—	0.09	—
Capital change resulting from issuance of Cumulative Preferred Shares and related offering costs	—	—	—	—	(0.04)	—
Net asset value, end of period	$ 4.08	$ 5.55	$ 6.46	$ 5.33	$ 5.61	$ 6.54
Market value, end of period	$ 3.96	$ 5.31	$ 5.68	$ 5.10	$ 6.24	$ 6.93
Total return, net asset value(3), (4)	(17.30)%	(7.41)%	—% (5)	—% (5)	—% (5)	—% (5)
Total return, market value(3), (4)	(15.20)%	1.14%	24.29%	(8.51)%	2.00%	12.22%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(6), (7), (8)	2.08% (9)	1.39%	1.45%	1.53%	1.56% (9)	1.28%
Ratio of total expenses after interest expense to average net assets(6), (7)	2.27% (9)	1.55%	1.48%	1.53%	1.56% (9)	1.28%
Ratio of net investment income (loss) to average net assets(6), (7)	4.38%	3.69%	7.04%	9.30%	9.22%	10.32%
Portfolio turnover rate(3)	71%	54%	73%	35%	41%	34%
Net assets, end of period (000’s)	$368,409	$501,250	$583,944	$481,633	$502,648	$580,867
Loan payable, end of period (000’s)	$170,000	$ 28,852	$ 28,852	$ 28,852	$ 28,852	$ —
Asset coverage, per $1,000 principal amount of loan payable	$ 3,755	$ 29,578	$ 32,444	$ 28,898	$ 29,627	$ —
Asset coverage, per $25 liquidation preference per share of cumulative preferred shares	$ 59	$ 61	$ 70	$ 62	$ 64	$ —
Asset coverage per $25,000 liquidation preference per share of auction-rate preferred shares	$ —	$ 60,587	$ 70,027	$ 62,132	$ 63,572	$ 65,668
Cumulative Preferred shares average market value(10)	$ 23.64	$ 24.23	$ 25.91	$ 25.81	$ 24.46	$ —

(1)	The Fund had a fiscal year end change from February 28 to January 31.
(2)	Calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(5)	Return not disclosed.
(6)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.
(7)	Annualized for periods less than one year.
(8)	Ratio of net expenses, before interest expense and auction agent fees and commissions, was 1.46%, 1.31%, 1.35%, 1.33%, 1.34% and 1.21% for the year ended January 31, 2023, period ended January 31, 2022, years ended February 28/29, 2021, 2020, 2019 and 2018, respectively.
(9)	Inclusive of tender offer expenses of 0.03% for the years ended January 31, 2023 and February 28, 2019.
(10)	Based on daily closing market prices.
See Notes to Financial Statements

CONVERTIBLE & INCOME FUND II (NCZ)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE
OUTSTANDING THROUGHOUT EACH PERIOD
	Year Ended January 31, 2023	Fiscal Period March 1, 2021 to January 31, 2022 (1)	Year Ended February 28/29
			2021	2020	2019	2018
PER SHARE DATA:
Net asset value, beginning of period	$ 4.96	$ 5.79	$ 4.79	$ 5.03	$ 5.87	$ 6.14
Income (loss) from investment operations:
Net investment income (loss)(2)	0.18	0.19	0.34	0.48	0.50	0.62
Net realized and unrealized gain (loss)	(0.98)	(0.54)	1.20	(0.03)	(0.57)	(0.14)
Total from investment operations	(0.80)	(0.35)	1.54	0.45	(0.07)	0.48
Dividends on Preferred Shares from Net Investment Income:	(0.12)	(0.07)	(0.08)	(0.14)	(0.12)	(0.06)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.92)	(0.42)	1.46	0.31	(0.19)	0.42
Dividends and Distributions to Shareholders:
Net investment income	(0.08)	(0.12)	(0.27)	(0.36)	(0.45)	(0.61)
Return of capital	(0.37)	(0.29)	(0.19)	(0.19)	(0.24)	(0.08)
Total dividends and distributions to shareholders	(0.45)	(0.41)	(0.46)	(0.55)	(0.69)	(0.69)
Preferred Shares Transactions:
Accretion to net asset value, resulting from tender offer of Auction-Rate Preferred shares	0.04	—	—	—	0.09	—
Capital change resulting from issuance of Cumulative Preferred Shares and related offering costs	—	—	—	—	(0.05)	—
Net asset value, end of period	$ 3.63	$ 4.96	$ 5.79	$ 4.79	$ 5.03	$ 5.87
Market value, end of period	$ 3.33	$ 4.62	$ 5.01	$ 4.54	$ 5.44	$ 6.10
Total return, net asset value(3), (4)	(17.84)%	(7.95)%	—% (5)	—% (5)	—% (5)	—% (5)
Total return, market value(3), (4)	(17.85)%	(0.19)%	22.81%	(6.98)%	1.14%	10.84%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(6), (7), (8)	2.00% (9)	1.40%	1.44%	1.41%	1.53% (9)	1.32%
Ratio of total expenses after interest expense to average net assets(6), (7)	2.18% (9)	1.55%	1.47%	1.41%	1.53% (9)	1.32%
Ratio of net investment income (loss) to average net assets(6), (7)	4.57%	3.73%	7.18%	9.48%	9.28%	10.31%
Portfolio turnover rate(3)	72%	54%	73%	35%	41%	33%
Net assets, end of period (000’s)	$276,002	$377,882	$440,994	$364,382	$379,901	$440,106
Loan payable, end of period (000’s)	$ 95,000	$ —	$ —	$ —	$ —	$ —
Asset coverage, per $1,000 principal amount of loan payable	$ 5,053	$ —	$ —	$ —	$ —	$ —
Asset coverage, per $25 liquidation preference per share of cumulative preferred shares	$ 59	$ 60	$ 65	$ 58	$ 60	$ —
Asset coverage per $25,000 liquidation preference per share of auction-rate preferred shares	$ —	$ 59,793	$ 65,454	$ 58,421	$ 59,845	$ 65,147
Cumulative Preferred shares average market value(10)	$ 23.53	$ 23.92	$ 25.64	$ 25.39	$ 24.04	$ —

(1)	The Fund had a fiscal year end change from February 28 to January 31.
(2)	Calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(5)	Return not disclosed.
(6)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.
(7)	Annualized for periods less than one year.
(8)	Ratio of net expenses, before interest expense and auction agent fees and commissions, was 1.53%, 1.35%, 1.39%, 1.36%, 1.39% and 1.24% for the year ended January 31, 2023, period ended January 31, 2022, and years ended February 28/29, 2021, 2020, 2019 and 2018, respectively.
(9)	Inclusive of tender offer expenses of 0.04% for the years ended January 31, 2023 and February 28, 2019.
(10)	Based on daily closing market prices.
See Notes to Financial Statements

DIVERSIFIED INCOME & CONVERTIBLE FUND (ACV)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended January 31,
	2023	2022	2021	2020	2019
PER SHARE DATA:
Net asset value, beginning of period	$ 27.25	$ 35.15	$ 24.81	$ 22.05	$ 23.88
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.02)	(0.17)	0.01	0.11	0.16
Net realized and unrealized gain (loss)	(3.65)	0.09	12.71	4.65	0.01
Total from investment operations	(3.67)	(0.08)	12.72	4.76	0.17
Dividends and Distributions to Common Shareholders:
Net investment income	(2.16)	(2.02)	(1.19)	(0.42)	(0.95)
Net realized gains	(0.20)	(5.80)	(1.19)	(1.58)	(1.05)
Total dividends and distributions to common shareholders	(2.36)	(7.82)	(2.38)	(2.00)	(2.00)
Net asset value, end of period	$ 21.22	$ 27.25	$ 35.15	$ 24.81(2)	$ 22.05
Market value, end of period	$ 22.62	$ 27.75	$ 32.25	$ 25.22	$ 21.29
Total return, net asset value(3)	(13.45)%	(2.32)%	—% (4)	—% (4)	—% (4)
Total return, market value(3)	(9.06)%	7.46%	40.11%	29.04%	3.89%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(5)	3.36%	2.47% (6)	2.84% (6)	3.32%	3.40% (6)
Ratio of total expenses after interest expense to average net assets	3.49%	2.55% (6)	2.84% (6)	3.32%	3.40% (6)
Ratio of net investment income (loss) to average net assets	(0.07)%	(0.48)% (6)	0.05% (6)	0.47%	0.72% (6)
Portfolio turnover rate	94%	108%	128%	120%	105%
Net assets, end of period (000’s)	$219,853	$282,348	$363,899	$256,724	$227,320
Loan payable, end of period (000’s)	$ 75,000	$ 75,000	$ 75,000	$ 75,000	$ 75,000
Mandatory redeemable preferred shares, end of period (000’s)	$ 30,000	$ 30,000	$ 30,000	$ 30,000	$ 30,000
Asset coverage, per $1,000 principal amount of loan payable(7)	$ 4,331	$ 5,165	$ 6,252	$ 4,823	$ 4,431
Asset coverage ratio on total leverage (8)	309%	369%	447%	344%	316%
Asset coverage, per $25 liquidation preference per share of mandatory redeemable preferred shares(9)	$ 77	$ 92	$ 112	$ 86	$ 79

(1)	Calculated using average shares outstanding.
(2)	Payment from affiliate increased the net asset value by less than $0.01.
(3)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(4)	Return not disclosed.
(5)	Ratio of net expenses, before interest expense to average net assets was 2.17%, 1.85%, 2.03%, 2.14%, and 2.20% for the years ended January 31, 2023, 2022, 2021, 2020 and 2019, respectively.
(6)	Inclusive of excise tax expense of 0.04%, 0.05%, 0.06% and 0.07% for the years ended January 31, 2022, 2021, 2019 and 2018, respectively.
(7)	Represents value of net assets applicable to common stock plus the loan payable and mandatory redeemable preferred shares at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
(8)	Represents value of net assets applicable to common stock plus the loan payable and mandatory redeemable preferred shares at the end of the period divided by the loan payable and mandatory redeemable preferred shares at the end of the period.
(9)	Represents value of net assets applicable to common stock plus the loan payable and mandatory redeemable preferred shares at the end of the period divided by the loan payable and mandatory redeemable preferred shares at the end of the period multiplied by $25.
See Notes to Financial Statements

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (NFJ)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended January 31,
	2023	2022	2021	2020	2019
PER SHARE DATA:
Net asset value, beginning of period	$ 16.33	$ 15.21	$ 14.34	$ 13.52	$ 15.32
Income (loss) from investment operations:
Net investment income (loss)(1)	0.08	0.05	0.13	0.24	0.27
Net realized and unrealized gain (loss)	(1.22)	1.97	1.64	1.48	(1.17)
Total from investment operations	(1.14)	2.02	1.77	1.72	(0.90)
Dividends and Distributions to Shareholders:
Net investment income	(0.98)	(0.90)	(0.13)	(0.26)	(0.71)
Net realized gains	(0.02)	—	(0.48)	(0.64)	—
Return of capital	—	—	(0.29)	—	(0.19)
Total dividends and distributions to shareholders	(1.00)	(0.90)	(0.90)	(0.90)	(0.90)
Net asset value, end of period	$ 14.19	$ 16.33	$ 15.21	$ 14.34	$ 13.52
Market value, end of period	$ 12.31	$ 14.73	$ 13.28	$ 13.09	$ 11.90
Total return, net asset value(2)	(6.71)%	13.39%	—% (3)	—% (3)	—% (3)
Total return, market value(2)	(9.24)%	17.77%	9.71%	18.17%	(5.42)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets	0.96%	0.96%	0.96%	0.96%	0.95%
Ratio of total expenses to average net assets	1.08%	1.06%	0.96%	0.96%	0.95%
Ratio of net investment income (loss) to average net assets	0.58%	0.28%	0.94%	1.73%	1.87%
Portfolio turnover rate	60%	63%	104%	76%	50%
Net assets, end of period (000’s)	$1,345,311	$1,548,372	$1,441,666	$1,359,815	$1,281,712

(1)	Calculated using average shares outstanding.
(2)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(3)	Return not disclosed.
See Notes to Financial Statements

EQUITY & CONVERTIBLE INCOME FUND (NIE)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended January 31,
	2023	2022	2021	2020	2019
PER SHARE DATA:
Net asset value, beginning of period	$ 30.32	$ 30.91	$ 24.89	$ 22.53	$ 24.51
Income (loss) from investment operations:
Net investment income (loss)(1)	0.11	(0.09)	0.06	0.18	0.19
Net realized and unrealized gain (loss)	(4.02)	2.77	7.48	3.70	(0.65)
Total from investment operations	(3.91)	2.68	7.54	3.88	(0.46)
Dividends and Distributions to Shareholders:
Net investment income	(2.00)	(1.52)	(0.09)	(0.20)	(0.93)
Net realized gains	(1.98)	(1.75)	(1.43)	(1.32)	(0.59)
Total dividends and distributions to shareholders	(3.98)	(3.27)	(1.52)	(1.52)	(1.52)
Net asset value, end of period	$ 22.43	$ 30.32	$ 30.91	$ 24.89(2)	$ 22.53
Market value, end of period	$ 20.28	$ 27.33	$ 27.78	$ 23.14	$ 20.52
Total return, net asset value(3)	(12.54)%	8.22%	—% (4)	—% (4)	—% (4)
Total return, market value(3)	(10.96)%	9.80%	28.21%	20.83%	(0.25)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets	1.07%	1.12% (5)	1.07%	1.07%	1.13% (5)
Ratio of total expenses to average net assets	1.18%	1.22% (5)	1.07%	1.07%	1.13% (5)
Ratio of net investment income (loss) to average net assets	0.41%	(0.28)% (5)	0.24%	0.74%	0.83% (5)
Portfolio turnover rate	76%	71%	85%	50%	81%
Net assets, end of period (000’s)	$621,644	$840,257	$856,449	$689,650	$624,315

(1)	Calculated using average shares outstanding.
(2)	Payment from affiliate increased the net asset value by less than $0.01.
(3)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(4)	Return not disclosed.
(5)	Inclusive of excise tax expense of 0.05% and 0.07% for the years ended January 31, 2022 and 2019, respectively.
See Notes to Financial Statements

 NOTES TO FINANCIAL STATEMENTS
January 31, 2023
Note 1. Organization
Artificial Intelligence & Technology Opportunities Fund (AIO), Convertible & Income 2024 Target Term Fund (CBH), Convertible & Income Fund (NCV), Convertible & Income Fund II (NCZ), Diversified Income & Convertible Fund (ACV), Dividend, Interest & Premium Strategy Fund (NFJ), and Equity & Convertible Income Fund (NIE) (each, a “Fund” and, collectively, the “Funds”), were organized as Massachusetts business trusts on May 24, 2019, March 21, 2017, January 17, 2003, April 22, 2003, March 10, 2015, December 12, 2006, and August 20, 2003, respectively. The Funds are each organized and registered as diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder.
  Note 2. Significant Accounting Policies
($ reported in thousands)
The Funds are investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
    •     Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
     •    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
     •    Level 3 – prices determined using significant unobservable inputs (including the Adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the Adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.

 NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt instruments are amortized to interest income to the earliest call date using the effective interest method. Conversion premium is not amortized. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships (“MLPs”) investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
AIO, CBH, NCV, NCZ and ACV declare distributions on a monthly basis. NFJ and NIE declare distributions on a quarterly basis. Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
AIO and ACV have a Managed Distribution Plan which currently provides for the Funds to make a monthly distribution of $0.15 per share and $0.18 per share, respectively. Also, NFJ and NIE have a Managed Distribution Plan which currently provides for the Funds to make a quarterly distribution of $0.245 per share and $0.50 per share, respectively. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Funds’ investment performance from the terms of the Funds’ Managed Distribution Plan.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each such fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income instruments, the Funds bifurcate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Convertible Securities
The Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in

 NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023
convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation, and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.
H.	Payment-In-Kind Securities
The Funds may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
I.	When-issued Purchases and Forward Commitments (Delayed Delivery)
Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Funds to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and forward commitment securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
J.	Leveraged Loans
Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
A Fund may invest in both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. The lack of financial maintenance covenants in covenant lite loans increases the risk that the applicable Fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.
K.	Warrants
The Funds may receive warrants. Warrants are securities that are usually issued together with a debt instrument or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt instruments. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt instruments at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

 NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023
L.	Cash and Cash Equivalents
Cash and cash equivalents include deposits held at financial institutions, and are inclusive of dollar denominated cash, foreign currency, and deposit with brokers for written options.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.
A.	Options Contracts
The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price.
When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Written options are reported as a liability within “Written options at value.” Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) from written options” in the Statements of Operations.
If an option expires unexercised, the Fund realizes a gain to the extent of the premium received. If a written call option is exercised, the premium received is recorded as an adjustment to the proceeds from the sale. If a written put option is exercised, the premium reduces the cost basis of the security. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or loss. Gain or loss on written options is presented separately as “Net realized gain (loss) from written options” in the Statements of Operations.
The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the referenced security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the referenced security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline.
During the year ended January 31, 2023, the ACV, NFJ and NIE invested in written covered call options contracts in an attempt to manage equity price risk and with the purpose of generating realized gains.
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Assets and Liabilities at January 31, 2023:

Statement Line Description	Primary Risk	ACV	NFJ	NIE
Liability Derivatives
Written options at value	Equity contracts	$(4)	$(1,791)	$(22)
Total		$(4)	$(1,791)	$(22)

The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Operations for the year ended January 31, 2023:
Statement Line Description	Primary Risk	ACV	NFJ	NIE
Net Realized Gain (Loss) From
Written options	Equity contracts	$575	$ 2,417	$3,350
Total		$575	$ 2,417	$3,350
Net Change in Unrealized Appreciation (Depreciation) on
Written options	Equity contracts	$ 36	$ (1,074)	$ 234
Total		$ 36	$ (1,074)	$ 234

 NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023
The table below shows the quarterly average volume (unless otherwise specified) of the derivatives held by the applicable Funds for the year ended January 31, 2023.
	ACV	NFJ	NIE
Written Options(1)	$55	$1,097	$323
(1) Average premium amount.
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Investment Advisers, Inc. (“VIA” or the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadviser.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily total managed assets of each Fund:

Fund	Advisory Fee
AIO	1.25%
CBH	0.75
NCV	0.70
NCZ	0.70
ACV	1.00
NFJ	0.90
NIE	1.00
AIO and CBH define total managed assets as the total assets of each Fund (including assets attributable to any borrowings, issued debt securities or preferred shares that may be outstanding, reverse repurchase agreements and dollar rolls) minus accrued liabilities (other than liabilities representing borrowings, issued debt securities, reverse repurchase agreements and dollar rolls). NCV and NCZ define total managed assets as the total assets of each Fund (including any assets attributable to any Preferred Shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). ACV defines total managed assets as the total assets of the Fund (including assets attributable to any preferred shares, borrowings, issued debt securities or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). NFJ and NIE define total managed assets as the total assets of each Fund (including assets attributable to any borrowing that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).
B.	Subadvisers
The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve as of the end of the period is as follows:
Fund	Subadviser
AIO	Voya IM(1)
CBH	Voya IM(1)
NCV	Voya IM(1)
NCZ	Voya IM(1)
ACV	Voya IM(1)
NFJ (Equity and Options Portfolios)	NFJ Investment Group(2)
NFJ (Fixed Income Portfolio)	Voya IM(1)
NIE	Voya IM(1)

(1) Effective July 25, 2022, Voya Investment Management Co. LLC (“Voya IM”) serves as the subadviser to the Funds. Prior to July 25, 2022, Allianz Global Investors U.S. LLC (“AllianzGI”) served as subadviser to the Funds. On May 17, 2022, AllianzGI announced that it had settled certain government charges about matters unrelated to the Funds, as a result of which AllianzGI would no longer be permitted to manage U.S. registered open-end and closed-end funds after a brief transition period.
(2) NFJ Investment Group, LLC (“NFJ Investment Group”), which is an indirect, wholly-owned subsidiary of Virtus.
C.	Expense Limitations
The Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exclusions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through February 1, 2023.

 NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023
Following the contractual period, the Adviser may discontinue these expense limitation arrangements at any time. The reimbursements are accrued daily and received monthly.

Fund	Expense Limitation
AIO	0.09%
CBH	0.19
NCV	0.13
NCZ	0.15
ACV	0.17
NFJ	0.06
NIE	0.07
The exclusions include investment advisory fees paid to VIA, interest, any other fees or expenses relating to financial leverage, preferred shares (such as dividends on preferred shares, auction agent fees and commissions and rating agency fees) or borrowing (such as interest, commitment, amendment and renewal expenses on credit or redemption facilities), taxes, extraordinary, unusual or infrequently occurring expenses (such as litigation), costs related to share offerings, brokerage commissions, expenses incurred in connection with any merger or reorganization, underlying fund expenses and dividend expenses, if any (each expressed as a percentage of average daily net assets attributable to common shares).
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the year ending December 31:

	Expiration
Fund	2024	2025	2026	Total
AIO	$ 22	$ 836	$ 894	$ 1,752
CBH	25	175	117	317
NCV	107	794	720	1,621
NCZ	97	595	535	1,227
ACV	—	279	302	581
NFJ	—	1,598	1,590	3,188
NIE	—	888	783	1,671
E.	Administration Services
Virtus Fund Services, LLC (“VFS”), an indirect, wholly-owned subsidiary of Virtus, serves as administrator to the Funds. For the services provided by the administrator under the Administration Agreement, the Funds pay the administrator an asset-based fee calculated on each Fund’s average daily Managed Assets. This fee is calculated daily and paid monthly.
For the year ended January 31, 2023, the Funds incurred administration fees totaling $4,719 which are included in the Statements of Operations within the line item “Administration and accounting fees”.
F.	Trustees’ Fees
For the year ended January 31, 2023, the Funds incurred Trustees’ fees totaling $935 which are included in the Statements of Operations within the line item “Trustees’ fees and expenses”.
G.	Investments with Affiliates
The Funds are permitted to purchase assets from or sell assets to certain affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Funds from or to another fund or portfolio that is, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the year ended January 31, 2023, the Funds did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
Outside of Rule 17a-7 transactions, other investments with affiliated issuers are separately reported in this footnote. An affiliated issuer includes any company in which the Fund held 5% or more of a company’s outstanding voting shares at any point during the period, as well as other circumstances where an investment adviser or subadviser to a Fund is deemed to exercise, directly or indirectly, a certain level of control over the company. A summary of the Funds’ total long-term and short-term purchases and sales of the securities of affiliated issuers during the period ended January 31, 2023, is as follows:

 NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023
	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares
NCV
Preferred Stocks—0.0%
LiveStyle, Inc. Series B(1),(2),(3),(4),(5)	$2,519	$—	$1,289	$ 25	$ (50)	$—	—
LiveStyle, Inc. Series B (1),(4),(6)	— (7)	—	— (8)	(6,750)	6,750	—	—
	$2,519	$—	$1,289	$(6,725)	$6,700	$—
Common Stocks—0.0%
LiveStyle, Inc.(1),(2),(3),(4),(5)	— (8)	—	—	—	—	—	—
Total	$2,519	$—	$1,289	$(6,725)	$6,700	$—

	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares
NCZ
Preferred Stocks—0.0%
LiveStyle, Inc. Series B(1),(2),(3),(4),(5)	$2,519	$—	$1,289	$ 25	$ (50)	$—	—
LiveStyle, Inc. Series B (1),(4),(6)	— (7)	—	— (8)	(5,000)	5,000	—	—
	$2,519	$—	$1,289	$(4,975)	$4,950	$—
Common Stocks—0.0%
LiveStyle, Inc.(1),(2),(3),(4),(5)	— (8)	—	—	—	—	—	—
Total	$2,519	$—	$1,289	$(4,975)	$4,950	$—

	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares
ACV
Preferred Stocks—0.0%
LiveStyle Inc. Series B(1),(4),(6)	$ —(7)	$—	$ —(8)	$(1,250)	$1,250	$—	—
LiveStyle, Inc. Series B (1),(2),(3),(4),(5)	378	—	194	4	(7)	—	—
	$378	$—	$194	$(1,246)	$1,243	$—
Common Stocks—0.0%
LiveStyle, Inc.(1),(2),(3),(4),(5)	— (8)	—	—	—	—	—	—
Total	$378	$—	$194	$(1,246)	$1,243	$—

 NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023
(1)	For the period of February 1, 2022 through March 1, 2022, a member of the Fund’s portfolio management team was a member of the board of directors of LiveStyle, Inc.
(2)	Issuer is not an affiliated investment of the Fund at January 31, 2023.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	Non-income producing.
(5)	Security is restricted from resale.
(6)	Security was not an investment of the Fund at January 31, 2023.
(7)	Includes internally fair valued securities currently priced at zero ($0).
(8)	Amount is less than $500.
H.	Trustee Deferred Compensation Plan
The Trustees do not currently receive any pension or retirement benefits from the Funds. In calendar year 2018 and certain prior periods, the Funds maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the respective Fund on a current basis, but instead to receive in a subsequent period chosen by the Independent Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Virtus Investment Trust (formerly known as Allianz Funds) and Virtus Strategy Trust (formerly known as Allianz Funds Multi-Strategy Trust) selected by the Independent Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar years 2019 and 2020 were paid in cash, on a current basis. The Funds still have obligations with respect to Independent Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.
Effective March 2021, each Fund provides a new deferred compensation plan (“New Plan”) for its Trustees who receive compensation from the Funds. Under the New Plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Funds, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Prepaid expenses and other assets” in the Statements of Assets and Liabilities at January 31, 2023.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. government and agency securities, short-term securities and written options) during the year ended January 31, 2023, were as follows:
	Purchases	Sales
AIO	$471,354	$416,628
CBH	40,818	50,352
NCV	489,964	601,509
NCZ	375,505	464,662
ACV	305,137	317,181
NFJ	787,436	884,534
NIE	520,165	617,106
There were no purchases or sales of long-term U.S. government and agency securities during the year ended January 31, 2023.
Note 6. Federal Income Tax Information
($ reported in thousands)
At January 31, 2023, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments held by the Funds for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
AIO	$ 807,136	$ 71,931	$ (47,210)	$ 24,721
CBH	253,097	1,284	(11,829)	(10,545)
NCV	687,736	27,276	(71,743)	(44,467)
NCZ	516,476	21,311	(54,309)	(32,998)
ACV	352,066	8,709	(32,877)	(24,168)
ACV (Written options)	(8)	5	(1)	4
NFJ	1,272,347	124,922	(58,444)	66,478

 NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
NFJ (Written options)	$ (856)	$ 76	$ (1,011)	$ (935)
NIE	675,431	19,002	(75,117)	(56,115)
NIE (Written options)	(41)	26	(7)	19
Certain Funds have capital loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the fiscal year ended January 31, 2023, the Funds’ capital loss carryovers were as follows:
Fund	Short-Term	Long-Term
AIO	$ 5,164	$ —
CBH	355	210
NCV	81,526	174,007
NCZ	61,957	139,814
ACV	5,671	—
NFJ	5,706	—
The components of distributable earnings on a tax basis and certain tax attributes for the Funds consist of the following:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Loss Deferred	Capital Loss Deferred
AIO	$ —	$ —	$ 168	$ 1,914	$ 5,164
CBH	3,299	—	—	321	565
NCV	—	—	—	9,518	255,533
NCZ	—	—	—	7,381	201,771
ACV	154	—	—	861	5,671
NFJ	8,812	—	—	—	5,706
NIE	3,825	3,452	—	—	—
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal year ended January 31, 2023 and periods ended January 31, 2022 and February 28, 2021 was as follows:
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
AIO
1/31/23	$ 17,655	$ 29,997	$ 14,157	$ 61,809
1/31/22	108,455	58,077	—	166,532
2/28/21	85,439	—	—	85,439
CBH
1/31/23	10,083	1,659	—	11,742
1/31/22	16,220	—	—	16,220
2/28/21	10,078	—	—	10,078
NCV
1/31/23	19,715	—	36,451	56,166
1/31/22	19,969	—	27,712	47,681
2/28/21	34,490	—	18,750	53,240
NCZ
1/31/23	15,376	—	28,116	43,492
1/31/22	15,108	—	21,989	37,097
2/28/21	26,580	—	14,691	41,271

 NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
ACV
1/31/23	$ 6,837	$17,578	$ —	$ 24,415
1/31/22	58,639	22,284	—	80,923
NFJ
1/31/23	31,698	62,772	—	94,470
1/31/22	85,321	—	—	85,321
NIE
1/31/23	60,478	49,707	—	110,185
1/31/22	42,118	48,601	—	90,719
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Funds. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 7. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.
In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs are expected to continue until June 30, 2023. The ICE Benchmark Administration Limited, which is regulated and authorized by FCA, and the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if such Fund did not concentrate its investments in such sectors.
Each of AIO, CBH, NCV, NCZ and ACV leverages its portfolio through preferred shares, securities lending, senior secured notes and/or margin loan financing. While leverage presents opportunities for increasing each Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by each Fund would be magnified to the extent each Fund is leveraged.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.
Note 8. Auction-Rate Preferred Shares
For the period from February 1, 2022 through November 1, 2022, NCV had 1,894 shares of Auction-Rate Preferred Shares Series A, 1,779 shares of Auction-Rate Preferred Shares Series B, 1,909 shares of Auction-Rate Preferred Shares Series C, 1,842 shares of Auction-Rate Preferred Shares Series D and 1,507 shares of Auction-Rate Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share.
For the period from February 1, 2022 through November 1, 2022, NCZ had 1,296 shares of Auction-Rate Preferred Shares Series A, 1,512 shares of Auction-Rate Preferred Shares Series B, 1,239 shares of Auction-Rate Preferred Shares Series C, 1,156 shares of Auction-Rate Preferred Shares Series D and 1,298 shares of Auction-Rate Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share.
Dividends on the Auction-Rate Preferred Shares accumulated daily at an annual rate that typically re-set every seven days. Distributions of net realized capital gains, if any, were paid annually.
For the year ended January 31, 2023, the ARPS holders received dividends at the defined “maximum rate”, which for the Funds was equal to the 7-day “AA” Composite Commercial Paper Rate multiplied by a minimum of 200% depending on the credit rating of the ARPS. The annualized dividend rates paid with respect to the Auction-Rate Preferred shares of NCV and NCZ ranged from:

 NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023
	High	Low
Series A	6.164%	0.160%
Series B	6.384	0.160
Series C	8.668	0.120
Series D	7.246	0.160
Series E	6.164	0.120
On October 3, 2022, NCV and NCZ each announced a voluntary tender offer for up to 100% of its outstanding Auction-Rate Preferred Shares, at a price equal to 97.95% of the per share liquidation preference of $25,000 per share (or $24,487.50 per share), plus any unpaid dividends accrued through the expiration date of the tender offer of November 1, 2022. Approximately 99.7% of outstanding Auction-Rate Preferred Shares were tendered for NCV (8,902 shares) and 99.2% of outstanding Auction-Rate Preferred Shares were tendered for NCZ (6,452 shares).
On January 4, 2023, NCV and NCZ announced that each Fund would redeem, at liquidation preference plus any accumulated but unpaid dividends, its remaining Auction-Rate Preferred Shares beginning on January 23, 2023 and concluding on January 27, 2023 (29 shares for NCV and 49 shares for NCZ).
As of January 31, 2023, there were no Auction-Rate Preferred Shares outstanding.
Note 9. Liquidity Facility and Securities Lending
($ reported in thousands)
AIO, CBH, NCV and NCZ have a Master Margin Loan Agreement (the “MMLA”) and a Securities Lending Authorization Agreement (the “SLAA” and together with the MMLA, the “BNYM Facilities”) with The Bank of New York Mellon (“BNYMellon”). Under the MMLA the Funds pledge their assets as collateral to secure obligations but retain the risks and rewards of the ownership of assets pledged to secure such obligations.
Under the SLAA, the Funds may loan securities to qualified brokers through a securities lending agency agreement with BNYMellon. Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash which is invested in a short-term money market fund and/or released to each Fund to be used for liquidity purposes in conjunction with the MMLA. Cash collateral received from securities lending is first credited against borrowings under the MMLA. Upon return of securities by the borrower, BNYMellon returns the cash collateral to the borrower, as applicable, which eliminates the credit against the borrowings and causes the drawdowns under the MMLA to increase by the amounts returned. The securities lending program is subject to the same limits and interest rate structure as the MMLA. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYMellon for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Fund under the SLAA which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
At January 31, 2023, the securities loaned were subject to the SLAA on a net payment basis as follows:
Fund	Value of Securities on Loan	Cash Collateral Invested in Short-Term Money Market Fund(3)	Cash Collateral used for Borrowing(1)	Net Amount(2)
AIO	$ 42,377	$13,000	$29,377	$ —
CBH	7,715	1,000	6,715	—
(1)	Collateral received in excess of the market value of securities on loan is not presented in this table. Amount represents the cash collateral received in connection with securities lending transactions that has been used for the purchase of long-term securities as disclosed in the Fund’s Schedule of Investments.
(2)	Net amount represents the net amount receivable/due from the counterparty in the event of default.
(3)	Amount invested in a Money Market Mutual Fund with an Overnight and Continuous contractual maturity.
At January 31, 2023, the maximum capital commitment amounts under the MMLA were $130,000, $71,000, $34,000 and $25,000, respectively, for AIO, CBH, NCV and NCZ. Interest on amounts drawn under each MMLA is charged at a daily rate, and a commitment fee is paid on the undrawn amounts as agreed to in the MMLA. As of January 31, 2023, AIO and  CBH used cash collateral received from the SLAA to purchase long term investments and/or invest the amount in a short-term money market fund. These investments are included in the line item “Investments, at value” on the Statements of Assets and Liabilities. The securities on loan under the SLAA and securities pledged as collateral under the MMLA are reflected on the Schedule of Investments. Any amounts payable under the MMLA/SLAA are reflected in the Statements of Assets and Liabilities as “Loan Payable” and/or “Collateral on securities loaned.” The interest rate charged at January 31, 2023 was 4.67% for AIO and CBH. The expense is included in the Funds’ Statements of Operations under “Loan interest”.

 NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023
Effective November 1, 2022, NCV and NCZ entered into an additional temporary Master Margin Loan Agreement (the “temporary MMLA”) with BNYM that allows NCV to borrow up to a limit of $150 million and NCZ to borrow up to a limit of $75 million. The MMLA and the temporary MMLA for NCV and NCZ paid interest at the rate of 5.17% at January 31, 2023.
For the year ended January 31, 2023, the outstanding borrowings, average borrowings, average interest rate and interest expense under the BNYM Facilities were as follows:
Fund	Outstanding Borrowings	Average Borrowing	Weighted Average Interest Rate	Days Outstanding	Loan Interest Expense
AIO	$ 130,000 (a)	$120,932	2.80%	365	3,429
CBH	69,700 (b)	69,700	2.65	365	1,873
NCV	170,000 (c)	82,370	4.11	240	2,257
NCZ	95,000 (c)	95,000	4.94	91	1,185
(a)	Represents $30,000 received through the SLAA and $100,000 received through the MMLA
(b)	Represents $7,000 received through the SLAA and $62,700 received through the MMLA
(c)	Full amount received through the MMLA and the temporary MMLA.
Note 10. Long-Term Financing Arrangements
($ reported in thousands)
On October 2, 2015, ACV completed a private placement with a single institutional investor, consisting of $30,000 in Series A Mandatory Redeemable Preferred Shares (“MRPS”) with a mandatory redemption date of October 2, 2025, and $50,000 in Senior Secured Notes (“Notes” and together with MRPS, “Long-Term Financing Arrangements”) due November 22, 2029. For a portion of its borrowings, ACV continues to maintain short-term borrowings under the Margin Loan Financing described in Note 11 at variable interest rates.
Mandatory Redeemable Preferred Shares
At January 31, 2023, ACV had 1,200,000 shares of MRPS outstanding with an aggregate liquidation preference of $30,000 ($25.00 per share (not reported in thousands)). The following table summarizes the key terms of the MRPS at January 31, 2023:
Mandatory Redemption Date	Annual Dividend Rate	Aggregate Liquidation Preference	Estimated Fair Value
October 2, 2025	4.34%	$30,000	$30,000
The fair value of the MRPS are estimated to be their liquidation preference. The MRPS are categorized as Level 2 within the fair value hierarchy. Holders of MRPS are entitled to receive a quarterly dividend at an annual fixed dividend rate of 4.34%, subject to upward adjustment (by as much as 4.00%) during any period when the MRPS have a rating of below “A” from Fitch, or the equivalent from another rating agency (with the rate increasing at lower rating levels). Dividends are accrued daily and paid quarterly and are presented in ACV’s Statement of Assets & Liabilities as interest payable on mandatory redeemable preferred shares. For the year ended January 31, 2023, ACV paid $1,302 in dividends to mandatory redeemable preferred shareholders. The MRPS are senior, with priority in all respects, to ACV’s outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The MRPS rank pari passu with any and all other preferred shares of the Fund, and rank junior to the Fund’s indebtedness, including the Notes, the Margin Loan Financing and any other senior secured indebtedness. ACV may redeem all or any part of the MRPS at any time, subject to certain redemption premiums. With respect to the MRPS, the Fund is subject to periodic asset coverage testing. If the Fund’s asset coverage is insufficient, it may be required to redeem some or all of the MRPS.
Senior Secured Notes
At January 31, 2023, ACV had $50,000 in aggregate principal amount of Notes outstanding. The Notes rank pari passu with all other senior debt of ACV, including the Margin Loan Financing, and are secured by a lien on all assets of the Fund of every kind, including all securities and all other investment property, equal and ratable with the liens securing the Margin Loan Financing. The Notes are senior, with priority in all respects, to the MRPS and the outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Notes accrue interest at an annual fixed rate of 3.94%. The Notes will be subject to a penalty interest rate if ratings fall below A- from Fitch or the equivalent from another agency. The Notes are prepayable in whole or in part at any time, subject to a prepayment premium, which may be adjusted under some circumstances based on asset coverage levels. Interest expense of $1,970 is included in the ACV’s Statement of Operations.
The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value of the Notes outstanding at January 31, 2023:

 NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023
Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
November 22, 2029	3.94%	$50,000	$50,000
The fair value of the senior secured notes are estimated to be their carrying amount. The senior secured notes are categorized as Level 2 within the fair value hierarchy.
With respect to the Notes, the Fund is subject to monthly asset coverage tests that mirror those applicable to closed-end funds set forth in Section 18 of the 1940 Act, as well as periodic asset coverage tests that are tied to rating agency criteria, in each case subject to various terms and conditions. A breach of any of these tests, after the passage of a cure period, would constitute an event of default under the Notes. The agreements governing the MRPS and Notes impose certain additional customary covenants and restrictions on the Fund, including, among others, restrictions on distributions and a requirement that the Fund adhere to its stated investment policies.
Note 11. Margin Loan Financing
($ reported in thousands)
ACV has entered into a margin loan financing agreement with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank. Cash borrowings are secured by assets of the ACV that are held with the Fund’s custodian in a separate account. Through March 31, 2022, interest was charged at 3-month LIBOR plus an additional percentage rate on the amount borrowed. Effective April 1, 2022, interest is charged at the Overnight Bank Funding Rate plus an additional percentage rate on the amount borrowed.
For the year ended January 31, 2023, the weighted average daily balance outstanding was $25,000 at the weighted average interest rate of 3.21%. With respect to the margin loan financing, loan interest expense of $802 is included in the ACV’s Statement of Operations.
At January 31, 2023, the amount of outstanding borrowings was as follows:
Outstanding Borrowings	Interest Rate
$25,000	5.39%
Note 12. Cumulative Preferred Shares
On September 11, 2018, NCZ issued 4,360,000 shares of 5.50% Series A Cumulative Preferred Shares with an aggregate liquidation value of $109,000,000 (“NCZ Series A Preferred Shares”). The shares are perpetual, non-callable for a period of five years and have a liquidation preference of $25.00 per share. Commencing September 11, 2023, and thereafter, to the extent permitted by the 1940 Act, and Massachusetts law, NCZ may at any time, upon notice of redemption, redeem the NCZ Series A Preferred Shares in whole or in part at the liquidation preference per share plus accumulated unpaid dividends through the date of redemption. Dividends are paid at an annual rate of 5.50% on a quarterly basis, and commenced on October 1, 2018, with the first such payment pro-rated from the date of issuance.
On September 20, 2018, NCV issued 4,000,000 shares of 5.625% Series A Cumulative Preferred Shares with an aggregate liquidation value of $100,000,000 (“NCV Series A Preferred Shares”). The shares are perpetual, non-callable for a period of five years and have a liquidation preference of $25.00 per share. Commencing September 20, 2023, and thereafter, to the extent permitted by the 1940 Act, and Massachusetts law, NCV may at any time, upon notice of redemption, redeem the NCV Series A Preferred Shares in whole or in part at the liquidation preference per share plus accumulated unpaid dividends through the date of redemption. Dividends are paid at an annual rate of 5.625% on a quarterly basis, and commenced on October 1, 2018, with the first such payment pro-rated from the date of issuance.
On December 16, 2020, the Board of the NCV and NCZ approved a Repurchase Plan (“Repurchase Plan”) with respect to the outstanding series A cumulative preferred shares (“CPS”) issued by the Funds. Each Fund has access to a short-term revolving credit facility (as outlined in Note 9). Pursuant to the Repurchase Plan, the Funds would repurchase its CPS in the open market on any trading day when (i) a Fund’s CPS are trading at a market price at or below their liquidation preference ($25.00 per share), provided the current rate of interest on its Liquidity Facility is less than or equal to 5.00% or (ii) a Fund’s CPS are trading at a market price which represents a premium of up to 1.00% above their liquidation preference (up to $25.25) provided the current rate of interest on its Liquidity Facility is less than or equal to 3.00% for NCV or less than or equal to 2.75% for NCZ, subject, in each case, to the terms and conditions of the Repurchase Plan and input from the portfolio management team as to market conditions and other factors. On each day that shares are repurchased under the Repurchase Plan, a Fund may repurchase its shares in an amount up to 25% of the average daily trading volume of the CPS over the trailing four week period.
Note 13.  Indemnifications
Under the Funds’ organizational documents, the Funds, Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

 NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023
Note 14. Capital Shares
At January 31, 2023, each Fund has one class of common stock with $0.00001 par value of which unlimited shares are authorized.
Note 15. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. The following Funds held securities that were considered to be restricted at January 31, 2023:
Fund	Investment	Date of Acquisition	Cost	Value	Percentage of Net Assets
NCV
	LiveStyle, Inc.	2/3/16-11/30/16	$ —	$ — (1)	0.0%
	LiveStyle, Inc. Series B	2/3/16-11/30/16	1,206	925	0.2
	Tenerity, Inc.	11/9/15-11/12/15	3,080	—	0.0
NCZ
	LiveStyle, Inc.	2/3/16-11/30/16	$ —	$ — (1)	0.0
	LiveStyle, Inc. Series B	2/3/16-11/30/16	1,206	925	0.3
	Tenerity, Inc.	11/9/15-11/12/15	2,371	—	0.0
ACV
	LiveStyle, Inc.	2/3/16-11/30/16	$ —	$ — (1)	0.0
	LiveStyle, Inc. Series B	2/3/16-11/30/16	181	139	0.1

(1)	Amount is less than $500.
Note 16. Regulatory Matters and Litigation
From time to time, the Funds, the Adviser, the subadvisers, and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, and laws and regulations affecting their activities. At this time, the Funds and the Adviser believe that the outcomes of such matters are not likely, either individually, or in aggregate, to be material to these financial statements.
Note 17. Recent Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, the FASB issued ASU 2022-06 to defer the sunset date of ASC 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04 and ASU 2020-06, but does not believe there will be a material impact.
Note 18. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (hereafter collectively referred to as the “Funds”) as of January 31, 2023, the related statements of operations, the statements of cash flows for Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, and Virtus Diversified Income & Convertible Fund, and the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2023, the results of each of their operations, the cash flows for Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, and Virtus Diversified Income & Convertible Fund, the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Fund Name	Statements of Operations	Statements of Changes in Net Assets	Statements of Cash Flows
Virtus Artificial Intelligence & Technology Opportunities Fund Virtus Convertible & Income Fund Virtus Convertible & Income 2024 Target Term Fund	For the year ended January 31, 2023	For the year ended January 31, 2023, the fiscal period from March 1, 2021 through January 31, 2022 and the year ended February 28, 2021	For the year ended January 31, 2023
Virtus Convertible & Income Fund II	For the year ended January 31, 2023	For the year ended January 31, 2023, the fiscal period from March 1, 2021 through January 31, 2022 and the year ended February 28, 2021	Not applicable
Virtus Equity & Convertible Income Fund Virtus Dividend, Interest & Premium Strategy Fund	For the year ended January 31, 2023	For the years ended January 31, 2023 and 2022	Not applicable
Virtus Diversified Income & Convertible Fund	For the year ended January 31, 2023	For the years ended January 31, 2023 and 2022	For the year ended January 31, 2023

Basis for Opinions
These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of January 31, 2023 by correspondence with the custodian, transfer agents, issuer, agent banks and brokers. When replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
 /s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 29, 2023
We have served as the auditor of one or more investment companies in Virtus Closed-Ended Funds or its predecessors since at least 1990. We have not been able to determine the specific year we began serving as auditor.

TAX INFORMATION NOTICE (Unaudited)
January 31, 2023
The following information ($ reported in thousands) is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2024, the Funds will notify applicable shareholders of amounts for use in preparing 2023 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended January 31, 2023, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
Fund	Qualified Dividend Income % (non-corporate shareholder)	Dividend Received Deduction % (corporate shareholders)	Long-Term Capital Gain Distributions ($)
AIO	100.00%	100.00%	$ —
CBH	0.00	0.00	—
NCV	23.16	20.63	—
NCZ	23.90	21.43	—
ACV	100.00	93.21	—
NFJ	100.00	100.00	—
NIE	100.00	100.00	3,454

CERTIFICATION
Each Fund files the required annual Chief Executive Officer (“CEO”) certification regarding compliance with the NYSE’s listing standards no more than 30 days after each annual shareholder meeting for the Fund. Each Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Automatic Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of each Fund. Registered holders will be automatically placed in the Plan and may opt out by calling Shareholder Relations at the number listed above. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that each Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by each Fund’s Board. You may obtain a description of these procedures, along with information regarding how each Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form NPORT-P. Form NPORT-P is available on the SEC’s website at https://www.sec.gov.

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND (AIO)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation.
Principal Strategies: Under normal market conditions, the Fund seeks to achieve its investment objective by investing across the capital structure in companies across a broad range of industries and technologies positioned to benefit from the evolution and disruptive power of artificial intelligence and other new technologies. The Fund seeks to invest in companies, across a wide range of industries and market capitalizations, that produce, design or market artificial intelligence technologies or other new technologies, use artificial intelligence or other new technologies in their product development or operations or are expected to benefit significantly from artificial intelligence or other new technologies and related developments.
Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a combination of convertible securities, equity securities, and debt and other income producing instruments. The Fund attempts to reduce the risk of capital loss through, among other things, independent credit analysis focused on downgrade and default risks and the implementation of a clearly defined sell discipline strategy. The Fund normally does not invest more than 20% of its managed assets in income producing securities (such limit does not apply to convertible securities).
The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of securities issued by artificial intelligence companies and in other companies that stand to benefit from artificial intelligence and other technology opportunities. The Fund considers artificial intelligence to mean the use of systems or other technologies able to either perform tasks that normally involve human intelligence, such as visual perception, speech recognition and decision-making, or leverage data-driven insights to deliver new solutions.
Under normal circumstances, at least 15% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in artificial intelligence companies. The Fund normally invests at least 30% of its managed assets in convertible securities. The Fund does not normally invest more than 20% of its managed assets in high yield securities (such limit does not apply to convertible securities). The Fund normally invests at least 30% of its managed assets in equity securities. The Fund does not normally invest more than 30% of its managed assets in securities of foreign issuers.
Leverage. The Fund currently does, but is not required to, maintain leverage in the form of indebtedness.
Principal Risks:
Artificial Intelligence-Related Companies: Companies involved in, or exposed to, artificial intelligence-related businesses may have limited product lines, markets, financial resources and/or personnel. These companies typically face intense competition and potentially rapid product obsolescence and depend significantly on consumer preference and demand. These companies are also heavily dependent on intellectual property rights and may be adversely impacted by the loss or impairment of such rights. There can be no assurance that these companies will be able to successfully protect their intellectual property rights to prevent the misappropriation of their technology or that competitors will not develop technology that is substantially similar or superior to their technology. Legal and regulatory changes, particularly those related to information privacy and data protection, may have a negative impact on an artificial intelligence company’s products or services. Artificial intelligence companies often spend significant amounts of resources on research and development, and there is no guarantee that the products or services they produce will be successful. Artificial intelligence companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The artificial intelligence companies in which the Fund may invest may not be identified by or widely known for any particular artificial intelligence product or service, but rather use artificial intelligence in their product development or deployment or are expected to benefit substantially from artificial intelligence and related developments.
Technology-Related: Funds that make significant investments in the technology sectors will be subject to risks particularly affecting technology or technology-related companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility, limited operating histories and management experience, and patent and other intellectual property considerations.
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Lower-rated securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND (AIO)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Sector Focused Investing: Events negatively affecting a particular market sector in which the portfolio focuses its investments may cause the value of the portfolio to decrease.
Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.
Limited Term: The Fund will terminate on or around October 29, 2031 absent Trustee and shareholder approval to amend the limited term provision of the Fund’s Amended and Restated Agreement and Declaration of Trust, as provided therein. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
Managed Distribution Plan: Effective with the distribution payable February 1, 2022, the Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a monthly distribution at the rate of $0.15 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.
IMPORTANT NOTICE TO SHAREHOLDERS
Changes to Portfolio Management team:
Effective January 27, 2023, Ethan Turner, a vice president on the income & growth strategies team at Voya IM, was appointed as portfolio manager on the Fund.

CONVERTIBLE & INCOME 2024 TARGET TERM FUND (CBH)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objectives are to provide a high level of income and to return at least $9.835 per common share (the original net asset value per common share before deducting offering costs of $0.02 per share) to holders of common shares on or about September 1, 2024.
Principal Strategies: The Fund normally invests at least 80% of its managed assets in a diversified portfolio of convertible securities and income-producing debt instruments. A portion of the Fund’s income-producing debt instruments are expected to consist of high yield securities (sometimes referred to as “high yield” or “junk” securities), which are securities that are, at the time of investment, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. or below BBB- by either S&P Global Rating Services or Fitch Ratings Inc.) or that are unrated but determined by Voya IM to be of comparable quality. In addition, a portion of the Fund’s income-producing debt instruments generally are expected to consist of senior secured loans.
Under normal market conditions, the Fund will seek to achieve its investment objectives by investing in a diversified portfolio of high yield securities, convertible securities and other income-producing debt instruments, including senior secured loans, primarily of U.S. issuers. The allocation of the Fund’s investments between these asset classes will vary from time to time, based upon the portfolio managers’ assessment of economic conditions and market factors, such that one asset class may be more heavily weighted in the Fund’s portfolio than the other class at any time and from time to time, and sometimes to a substantial extent. The Fund attempts to reduce the risk of capital loss through, among other things, internally generated credit analysis focused on downgrade and default risks and the implementation of a clearly defined sell discipline strategy.
Under normal circumstances, the Fund does not invest more than 30% of its managed assets in securities of non-U.S. issuers, including no more than 20% of its managed assets in securities of emerging markets issuers.
Under normal circumstances, the Fund may invest up to 30% of its managed assets in senior secured loans and other types of loans, loan assignments and loan participations, as measured at the time of investment.
Under normal circumstances, the Fund’s exposure to derivatives used for non-hedging purposes is limited to 20% of its managed assets.
Leverage. The Fund currently does, but is not required to, maintain leverage in the form of indebtedness.
Principal Risks:
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.
Limited Term: The Fund will terminate on or around September 1, 2024 absent Trustee and shareholder approval to amend the limited term provision of the Fund’s Amended and Restated Agreement and Declaration of Trust, as provided therein. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.
Lower-rated securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

CONVERTIBLE & INCOME 2024 TARGET TERM FUND (CBH)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans are subject to credit and call risk, may be difficult to value, and have longer settlement times than other investments, which can make loans relatively illiquid at times.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
IMPORTANT NOTICE TO SHAREHOLDERS
Changes to Portfolio Management team:
Effective January 27, 2023, Ethan Turner, a vice president on the income & growth strategies team at Voya IM, was appointed as portfolio manager on the Fund.

CONVERTIBLE & INCOME FUND (NCV)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income.
Principal Strategies: In selecting investments for the Fund, Voya IM attempts to identify issuers that successfully adapt to change. Voya IM uses traditional credit analysis combined with a disciplined, fundamental bottom-up research process that facilitates the early identification of issuers demonstrating an ability to improve their fundamental characteristics. Voya IM attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. Voya IM’s sell discipline is clearly defined and designed to drive the Fund’s portfolio continually toward strength, taking into account factors such as a change in credit fundamentals, a decline in attractiveness relative to other securities and a decline in industry fundamentals.
Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. The portion of the Fund’s assets invested in convertible securities, on the one hand, and non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund’s investment objective, although the Fund will normally invest at least 50% of its total assets in convertible securities.
The Fund may invest up to 20% of its total assets in securities other than convertible securities and non-convertible income-producing securities.
The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries.
Leverage. The Fund currently does, but is not required to, maintain leverage in the form of auction-rate preferred shares and cumulative preferred shares.
Principal Risks:
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.
Lower-rated securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

CONVERTIBLE & INCOME FUND (NCV)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
IMPORTANT NOTICE TO SHAREHOLDERS
Changes to Portfolio Management team:
Effective January 27, 2023, Ethan Turner, a vice president on the income & growth strategies team at Voya IM, was appointed as portfolio manager on the Fund.

CONVERTIBLE & INCOME FUND II (NCZ)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income.
Principal Strategies: In selecting investments for the Fund, Voya IM attempts to identify issuers that successfully adapt to change. Voya IM uses traditional credit analysis combined with a disciplined, fundamental bottom-up research process that facilitates the early identification of issuers demonstrating an ability to improve their fundamental characteristics. Voya IM attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. Voya IM’s sell discipline is clearly defined and designed to drive the Fund’s portfolio continually toward strength, taking into account factors such as a change in credit fundamentals, a decline in attractiveness relative to other securities and a decline in industry fundamentals.
Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. The portion of the Fund’s assets invested in convertible securities, on the one hand, and non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund’s investment objective, although the Fund will normally invest at least 50% of its total assets in convertible securities.
The Fund may invest up to 20% of its total assets in securities other than convertible securities and non-convertible income-producing securities.
The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries.
Leverage. The Fund currently does, but is not required to, maintain leverage in the form of auction-rate preferred shares and cumulative preferred shares.
Principal Risks:
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.
Lower-rated securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

CONVERTIBLE & INCOME FUND II (NCZ)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
IMPORTANT NOTICE TO SHAREHOLDERS
Changes to Portfolio Management team:
Effective January 27, 2023, Ethan Turner, a vice president on the income & growth strategies team at Voya IM, was appointed as portfolio manager on the Fund.

DIVERSIFIED INCOME & CONVERTIBLE FUND (ACV)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objective is to provide total return through a combination of current income and capital appreciation, while seeking to provide downside protection against capital loss.
Principal Strategies:
Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a combination of convertible securities, debt and other income-producing instruments and common stocks and other equity securities. It is expected that substantially all of the Fund’s debt instruments and  a substantial portion of its convertible securities will consist of securities rated below investment grade or unrated but determined by Voya IM to be of comparable quality (sometimes referred to as “high yield securities” or “junk bonds”). The allocation of the Fund’s investments across these asset classes will vary from time to time, based upon the portfolio managers’ assessment of economic conditions and market factors, including equity price levels, interest rate levels and their anticipated direction, such that an asset class may be more heavily weighted in the Fund’s portfolio than the other classes at any time and from time to time, and sometimes to a substantial extent. The Fund also expects to normally employ a strategy of writing (selling) covered call options on the stocks held in the equity portion of the portfolio. The Fund may write covered call options on approximately 30% to 80% of the Fund’s common stocks from time to time, depending on market conditions, with respect to up to approximately 70% of the value of each position.
The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of convertible securities, income-producing equity securities and income-producing debt and other instruments of varying maturities. For purposes of this policy, “income-producing equity securities” include, among other instruments, dividend-paying common and preferred stocks.
The Fund will normally invest at least 50% of its managed assets in convertible securities.
The Fund currently does, but is not required to, maintain leverage in the form of preferred shares, borrowed money and issued debt securities.
Principal Risks:
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Lower-rated securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.

DIVERSIFIED INCOME & CONVERTIBLE FUND (ACV)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.
Limited Term: The Fund will terminate on the first business day following the fifteenth anniversary of the effective date of its registration statement, May 22, 2030, absent Trustee and shareholder approval to amend the limited term provision of the Fund’s Amended and Restated Agreement and Declaration of Trust, as provided therein. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.
Option Strategy: The ability of the Fund to achieve current gains to support Fund dividends is partially dependent on the successful implementation of its strategy of writing covered call options on a portion of its portfolio securities. There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
Managed Distribution Plan: Effective with the distribution payable February 1, 2022, the Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a monthly distribution at the rate of $0.18 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.
IMPORTANT NOTICE TO SHAREHOLDERS
Changes to Portfolio Management team:
Effective January 27, 2023, Ethan Turner, a vice president on the income & growth strategies team at Voya IM, was appointed as portfolio manager on the Fund.

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (NFJ)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation.
Principal Strategies: The Fund pursues its investment objectives by investing in a diversified portfolio of dividend-paying common stocks (the “Equity Component”) and income-producing convertible securities (the “Convertible Component”). The Fund employs a strategy of writing (selling) call options on equity indexes such that the underlying value of the indexes is within a range of approximately 75% to 100% of the net asset value of the Equity Component under normal market conditions, subject to future fluctuations in the assets attributable to the Equity Component.
On an annual basis, if the allocation of the Fund’s assets falls outside the ranges of 70% to 80% for the Equity Component and 20% to 30% for the Convertible Component, the Fund’s subadvisers will cause a rebalancing of the Fund’s portfolio such that each Component’s allocation is adjusted back to a point within its range in relative percentages determined by the subadvisers. In addition, the subadvisers may, but are not required to, cause the Fund to rebalance the Components to any point within their respective ranges at any time during the course of a year. The weighting of the Components may otherwise vary significantly from the enumerated ranges from time to time.
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities and other instruments that provide dividends, interest or option premiums. The Equity Component will ordinarily consist principally of dividend-paying common stocks, but may also include preferred stocks and dividend-paying real estate investment trusts. The Convertible Component will ordinarily consist of convertible securities, including synthetic convertible securities, and may include convertible securities that are of below investment grade quality.
The Fund may invest up to 10% of its total assets in securities issued by master limited partnerships (“MLPs”).
Principal Risks:
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Lower-rated securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
Option Strategy: The ability of the Fund to achieve current gains to support Fund dividends is partially dependent on the successful implementation of its strategy of writing covered call options on equity indexes. There are several risks associated with transactions in options on indexes. As the writer of a call option, the Fund retains the risk of loss should the price of the underlying index decline.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (NFJ)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
MLPs and MLP Affiliates: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital and conflicts of interest with the general partner. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect the price of the MLP units.
Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.
The performance of securities issued by MLP affiliates, including MLP I-Shares and common shares of corporations that own general partner interests, primarily depend on the performance of an MLP. As such, results of operations, financial condition, cash flows and distributions for MLP affiliates primarily depend on an MLP’s results of operations, financial condition and cash flows. The risks and uncertainties that affect the MLP, its results of operations, financial condition, cash flows and distributions also affect the value of securities held by the MLP affiliates. Securities of MLP I-Shares may trade at a market price below that of the MLP affiliate and may be less liquid than securities of their MLP affiliate.
No Guarantee: There is no guarantee that the Fund will meet its objective.
Managed Distribution Plan: Effective with the distribution payable March 25, 2022, the Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a quarterly distribution at the rate of $0.245 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.
IMPORTANT NOTICE TO SHAREHOLDERS
Changes to Portfolio Management team:
Effective January 27, 2023, Ethan Turner, a vice president on the income & growth strategies team at Voya IM, was appointed as portfolio manager on the Fund.

EQUITY & CONVERTIBLE INCOME FUND (NIE)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objective is to seek total return comprised of capital appreciation, current income and gains.
Principal Strategies: The Fund pursues its investment objective by investing in a diversified portfolio of equity securities (the “Equity Component”) and income-producing convertible securities (the “Convertible Component”). The Fund also employs a strategy of writing (selling) call options on the stocks held in the Equity Component as well as on equity indexes, generally with respect to up to approximately 70% of the value of the securities in the Equity Component. The extent of the Fund’s use of this options strategy will vary depending on market conditions and other factors, and the Fund may determine from time to time to write call options on only a portion, or none, of the stocks in the Equity Component.
The percentage of the Fund’s total assets represented by each Component is expected to vary based on relative investment performance and the subadviser’s views regarding market conditions and other factors. The Fund expects that each Component will generally vary within the following ranges: 40% to 80% for the Equity Component and 20% to 60% for the Convertible Component. The risk/return profile of the Fund (taken as a whole) will vary according to the level of total assets allocated to each Component. The subadviser will normally attempt to maintain the portfolio of the Convertible Component with an average credit quality that is investment grade.
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of equity securities and income-producing convertible securities.
The Fund may also invest up to 20% of its total assets in non-convertible income-producing securities.
Principal Risks:
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Lower-rated securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
Option Strategy: The ability of the Fund to achieve current gains to support Fund dividends is partially dependent on the successful implementation of its strategy of writing covered call options on a portion of its portfolio securities. There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.

EQUITY & CONVERTIBLE INCOME FUND (NIE)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Managed Distribution Plan: Effective with the distribution payable March 25, 2022, the Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a quarterly distribution at the rate of $0.50 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.
IMPORTANT NOTICE TO SHAREHOLDERS
Changes to Portfolio Management team:
Effective January 27, 2023, Ethan Turner, a vice president on the income & growth strategies team at Voya IM, was appointed as portfolio manager on the Fund.

VIRTUS CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN (Unaudited)
Holders of common shares of beneficial interest (the “Common Shares”) of each of the Virtus-sponsored closed-end investment companies listed on Appendix A [which covers all the funds included in this report] hereto, as it may be amended from time to time (each a “Fund”), whose Common Shares are registered with the Agent (as defined below) (the “Registered Common Shareholders” or “Shareholders”), will automatically be enrolled (those so enrolled, the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows with respect to each such Fund:
1. THE PLAN AGENT. Computershare Trust Company, N.A. (the “Agent”) will act as Agent for each Participant. The Agent will open an account for each Participant under the Plan with respect to the Fund in the same name in which his or her outstanding Common Shares of the Fund are registered with the Agent.
2. AUTOMATIC REINVESTMENT FOR PARTICIPANTS / CASH OPTION ELECTION. On behalf of each Participant, the Agent will automatically reinvest each Fund’s distributions of income, capital gains and returns of capital (together, “Distributions”) in Common Shares as described herein as of the first record date for a Distribution by the Fund to shareholders following the date on which the Participant becomes a shareholder of record of the Fund. In accordance with the foregoing, each Registered Common Shareholder will have all Distributions on his or her Common Shares automatically reinvested in additional Common Shares, unless such Shareholder elects to not be a Participant in the Plan and to receive such Distributions in cash. Registered Common Shareholders who wish to receive Distributions in cash, whether following his or her initial purchase of Common Shares or after having been a Participant in the Plan for some period, should so notify the Agent online at www.computershare.com/investor, by writing to the Agent at P.O. Box 505005 Louisville, KY 40233-5005, by calling (866) 270-7788 or (413) 775-6091 or, as applicable, by completing and returning the transaction form attached to each Plan statement, as specified and in accordance with Section 13 hereof.
3. MARKET PREMIUM ISSUANCES. With respect to each Participant, if on the payment date for a Distribution, the net asset value per Common Share of the Fund is equal to or less than the market price per Common Share plus estimated brokerage commissions, the Agent shall cause the Distribution to be invested by receiving newly issued Common Shares (“Additional Common Shares”), including fractions, from the Fund for each Participant’s account. The number of Additional Common Shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.
4. MARKET DISCOUNT PURCHASES. With respect to each Participant, and except as provided below, if the net asset value per Common Share of the Fund exceeds the market price per Common Share plus estimated per share fees (which include any applicable brokerage commissions the Agent is required to pay) on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor to apply the amount of such Distribution on such Participant’s Common Shares to purchase Common Shares of the Fund on the open market. Such market purchases will commence on or shortly after the payment date for such Distribution and the Agent shall complete such purchases not more than thirty (30) calendar days after such Distribution payment date, except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If the Agent is unable to invest the full amount of a Distribution through open market purchases pursuant to this Section 4, or, if before the Agent has completed the open market purchases, the market price per Common Share of the Fund plus estimated per share fees exceeds the net asset value per Common Share as of the last business day immediately prior to the purchase date (the “prior business day”), the Agent shall cause the remainder of the Distribution to be invested by receiving Additional Common Shares, including fractions, from the Fund for each Participant’s account, the number of which shall be determined by dividing the dollar amount of the remainder (i.e., the uninvested portion) of the Distribution by the greater of
(i) the net asset value per Common Share on the prior business day, or (ii) 95% of the market price per Common Share on the prior business day (which, in either case, may be a price greater or lesser than the net asset value per Common Share on the payment date for the applicable Distribution). Participants should note that they will not be able to instruct the Agent to purchase Common Shares at a specific time or at a specific price. Open-market purchases may be made on any securities exchange where Common Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.
The Agent may commingle all Participants’ amounts to be used for open market purchases of the Fund’s Common Shares. The weighted average price of all Common Shares purchased on the open market by the Agent as Agent and/or issued by the Fund pursuant to Section 3 shall be the price per Common Share allocable to each Participant.
5. VALUATION. The market price of Common Shares of a Fund on a particular date shall be the last sales price on the securities exchange where the Common Shares are listed on that date (the “Exchange”), or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations on such Exchange on such date will be used. The net asset value per Common Share on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund in accordance with the Fund’s current policies.
6. SAFEKEEPING. In order to protect against loss, theft or destruction, if Participants hold Common Shares registered in their own names in certificate form, Participants may deposit such Common Shares into their Plan accounts. Certificates, along with a letter of instruction, should be sent to the Agent by registered mail and properly insured. Participants should not endorse their certificates. There are no fees for this service.
7. TAXATION. The automatic reinvestment of Distributions does not relieve Participants of any taxes which may be payable on Distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

VIRTUS CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN (Unaudited) (Continued)
8. LIABILITY OF AGENT. The Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under these terms and conditions and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase or sell Common Shares within the time period specified herein, or with the timing of any purchases or sales effected. The Agent shall have no responsibility for the value of Common Shares acquired. The Agent may commingle Participants’ funds.
9. RECORDKEEPING. The Agent may hold each Participant’s Common Shares acquired pursuant to the Plan together with the Common Shares of other Registered Common Shareholders of the Fund acquired pursuant to the Plan in non- certificated form in the Agent’s name or that of the Agent’s nominee. Distributions on fractional shares will be credited to each Participant’s account. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable,. Participants may request to sell a portion of the Common Shares held by the Agent in their Plan accounts online, by calling the Agent, by writing to the Agent, or by completing and returning the transaction form attached to each Plan statement as specified above. The Agent will sell such Common Shares through a broker-dealer selected by the Agent within five (5) business days of receipt of the request assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral of the sale is required under applicable federal or state laws or regulations). The sale price, which will not be determined until such time as the broker-dealer completes the sale, will equal the weighted average price of all Common Shares sold through the Plan on the day of the sale, less per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay. Participants should note that the Agent is unable to accept instructions to sell on a specific date or at a specific price. As an alternative to selling Common Shares through the Agent, a Participant may request that the Agent electronically transfer his or her Common Shares to his or her brokerage account in applicable circumstances. Any share dividends or split shares distributed by the Fund on Common Shares held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Common Shareholders rights to purchase additional Common Shares, the Common Shares held for each Participant under the Plan will be added to other Common Shares held by the Participant in calculating the number of rights to be issued to each Participant.
10. PROXY MATERIALS. The Agent will forward to each Participant any proxy solicitation material it receives with respect to the Common Shares in the Participant’s Plan account. The Agent will vote any Common Shares held for a Participant first in accordance with the instructions set forth on proxies returned by such Participant to the Fund, and then with respect to any proxies not returned by such Participant to the Fund, in the same proportion as the Agent votes the proxies returned by the Participants to the Fund.
11. BROKERS, NOMINEE HOLDERS, ETC. In the case of Registered Common Shareholders such as a broker, bank or other nominee that holds Common Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Common Shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If a beneficial owner’s broker, bank or other nominee who is the record shareholder for the beneficial owner’s Common Shares is not a Registered Common Shareholder (i.e., the Common Shares are not registered with the Agent), neither the nominee nor the beneficial owner will be a Participant under the Plan and have Distributions automatically reinvested by the Agent (although the broker, bank or other nominee may offer other dividend reinvestment programs independent from this Plan). If a beneficial owner of Common Shares wishes to participate in the Plan, but his or her broker, bank or other nominee is unable or unwilling to become a Registered Common Shareholder and a Participant on behalf of the beneficial owner, the beneficial owner may request that the broker, bank or other nominee arrange to have all or a portion of his or her Common Shares re- registered with the Agent in the name of the beneficial owner, such that the beneficial owner becomes a Registered Common Shareholder and, as such, would be enrolled as a Participant in the Plan unless he or she elects otherwise in accordance with the terms hereof. Participants whose Common Shares are registered in the name of one nominee firm may not be able to transfer the Common Shares to another nominee firm and continue to participate in the Plan.
12. FEES. The Agent’s service fee for handling Distributions will be paid by the Fund. Each Participant will be charged per share fees (currently $0.02 per share) on all open-market purchases. If a Participant elects to have the Agent sell part or all of his or her Common Shares and remit the proceeds, such Participant will be charged per share fees (currently $0.02 per share). Per share fees include any applicable brokerage commissions the Agent is required to pay. The Participant will not be charged any other fees for this service.
13. TERMINATION IN THE PLAN / NOTIFICATION OF ELECTION TO RECEIVE CASH DISTRIBUTIONS. Each Registered Common Shareholder may elect to receive Distributions from a Fund in cash and, if a Participant in the Plan, to disenroll from and terminate his or her account under the Plan, by notifying the Agent online at www.computershare.com/investor, by writing to the Agent at P.O. Box 43078 Providence, RI 02940-3078, by calling (866) 270-7788 or (413) 775-6091 or by completing and returning the transaction form attached to each Plan statement. Any such written notification must be in proper order and duly executed by the Participant and any notification online or by telephone must be in accordance with such reasonable requirements as the Agent and the Fund may agree. If the Agent receives your request to discontinue Distribution reinvestment on or after the record date for the Fund’s next Distribution, the Agent may either pay the Distribution in cash or reinvest it on the next investment date on the Registered Common Shareholder’s behalf. If reinvested, the Agent may sell the Common Shares purchased and send the proceeds less any applicable fees. The Plan may be terminated for a Fund by the Agent or the Fund upon notice in writing mailed to each Participant at least thirty (30) calendar days prior to the effective date of the termination. Upon any termination, the Agent will arrange to deposit all full Common Shares held for each Participant into his or her account, where they will be held in book-entry by the Agent. A cash adjustment will be made for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him or her less any applicable fees. If preferred, a Participant may request the sale of all full and fractional Common Shares held by the Agent in his or her Plan account in order to terminate participation in the Plan in accordance with
Section 9 hereof. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name with the Agent, he or she may re-enroll in the Plan at any time by notifying the Agent online at www.computershare.com/investor, by writing to the Agent at P.O. Box 43078 Providence, RI 02940-3078 or by calling (866) 270-7788 or (413) 775-6091.

VIRTUS CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN (Unaudited) (Continued)
14. AMENDMENT OF THE PLAN. These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least thirty (30) calendar days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund. Upon any such appointment of a successor Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all Distributions payable on Common Shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.
15. APPLICABLE LAW. These terms and conditions shall be governed by the laws of The Commonwealth of Massachusetts.

Results of Special Meeting of Shareholders (Unaudited)
A Special Meeting of Shareholders of the Funds was held on September 27, 2022 for Virtus Convertible & Income 2024 Target Term Fund (“CBH”), Virtus Convertible & Income Fund (“NCV”), Virtus Convertible & Income Fund II (“NCZ”), Virtus Diversified Income & Convertible Fund (“ACV”), Virtus Equity & Convertible Income Fund (“NIE”) and Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”), and November 10, 2022 for Virtus Artificial Intelligence & Technology Opportunities Fund (“AIO”). The meetings were held for purposes of approving a new subadvisory agreement for each Fund. The results were as follows:
AIO
	Votes For	Votes Against	Abstain
To approve a new subadvisory agreement by and among the Fund, Virtus Investment Advisers, Inc. (“VIA”) and Voya Investment Management Co. LLC (“Voya”)	13,590,960.107	447,655.000	2,992,328.530
Based on the foregoing, shareholders of AIO voted to approve the new subadvisory agreement with Voya.
CBH
	Votes For	Votes Against	Abstain
To approve a new subadvisory agreement by and among the Fund, VIA and Voya	8,676,332.200	132,508.997	362,298.000
Based on the foregoing, shareholders of CBH voted to approve the new subadvisory agreement with Voya.
NCV
	Votes For	Votes Against	Abstain
To approve a new subadvisory agreement by and among the Fund, VIA and Voya	40,487,164.324	1,415,297.631	2,676,197.000
Based on the foregoing, shareholders of NCV voted to approve the new subadvisory agreement with Voya.
NCZ
	Votes For	Votes Against	Abstain
To approve a new subadvisory agreement by and among the Fund, VIA and Voya	39,627,041.419	1,704,550.874	1,837,549.000
Based on the foregoing, shareholders of NCZ voted to approve the new subadvisory agreement with Voya.
ACV
	Votes For	Votes Against	Abstain
To approve a new subadvisory agreement by and among the Fund, VIA and Voya	5,464,332.437	165,151.879	211,614.250
Based on the foregoing, shareholders of ACV voted to approve the new subadvisory agreement with Voya.
NIE
	Votes For	Votes Against	Abstain
To approve a new subadvisory agreement by and among the Fund, VIA and Voya	12,292,838.444	424,609.601	802,490.631
Based on the foregoing, shareholders of NIE voted to approve the new subadvisory agreement with Voya.

NFJ
	Votes For	Votes Against	Abstain
To approve a new subadvisory agreement by and among the Fund, VIA and Voya	46,859,772.402	3,469,962.000	1,220,036.490
Based on the foregoing, shareholders of NFJ voted to approve the new subadvisory agreement with Voya.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited)
The Board of Trustees (the “Board”) of Virtus Artificial Intelligence & Technology Opportunities Fund(“AIO”), Virtus Convertible & Income 2024 Target Term Fund (“CBH”), Virtus Convertible & Income Fund (“NCV”), Virtus Convertible & Income Fund II (“NCZ”), Virtus Diversified Income & Convertible Fund (“ACV”), Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”), and Virtus Equity & Convertible Income Fund (“NIE”) (each a “Fund” and, collectively, the “Funds”) is responsible for determining whether to approve the continuation of each investment advisory agreement (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”) between each Fund and Virtus Investment Advisers, Inc. (“VIA”) and, with respect to NFJ, the continuation of the subadvisory agreement (the “Subadvisory Agreement” and, together with the Advisory Agreements, the “Agreements”) with NFJ Investment Group, LLC with respect to NFJ (the “Subadviser”). At a meeting of the Funds’ Contracts Committees (the “Committee”) held on November 2, 2022, in a virtual meeting format in light of public health concerns regarding the spread of COVID-19, and at in-person Committee and Board meetings held on November 30, 2022 (the “Meetings”), the Committee and Board, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Funds (the “Independent Trustees”) considered and approved the continuation of each Agreement, as further discussed below. It was noted that each Fund (except for NFJ) is sub-advised by Voya Investment Management Co. LLC (“Voya”) following the transfer of the portfolio management teams from Allianz Global Investors U.S. to Voya, and that the Board was not being asked to review the subadvisory agreements with Voya at this meeting.
 In connection with the approval of the Agreements, the Committee and the Board requested and evaluated information provided by VIA and the Subadviser which, in the view of the Committee and the Board, constituted information necessary for them to evaluate each of the Agreements. The Committee and the Board also considered information furnished throughout the year at regular meetings of the Board and its committees with respect to the services provided by VIA and the Subadviser, including quarterly performance reports prepared by management containing reviews of investment results with respect to the Funds and periodic presentations from the Subadviser with respect to NFJ. The Board noted the affiliation of the Subadviser with VIA and any potential conflicts of interest.
 The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Committee and the Board considered all the criteria separately with respect to the applicable Fund and its shareholders. The Board considered all factors that it considered relevant, including those discussed below. The Committee and the Board did not identify any one factor as all-important or controlling, and each member may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in executive sessions with their independent legal counsel at which no representatives of VIA or the Subadviser were present.
 Nature, Extent and Quality of Services
 The Committee and the Board received in advance of the Meetings various data and information regarding the nature, extent and quality of the services provided under the Agreements, including responses by VIA and the Subadviser to detailed requests submitted by independent legal counsel to the Independent Trustees on their behalf, as well as responses by VIA and the Subadviser to follow-up questions from the Board. The Trustees also previously had received presentations by VIA’s and the Subadviser’s senior management personnel. The responses to the information requests and the presentations included, among other things, information about the: background, experience and investment philosophy of senior management and investment personnel responsible for managing the Funds; resources, operations and compliance structure of VIA and the Subadviser; and investment process, investment strategies, personnel, compliance procedures, and overall performance of VIA and the Subadviser.
 In considering the Advisory Agreements with VIA, the Committee and the Board considered VIA’s process for supervising and managing the Funds’ subadviser(s), including: (a) VIA’s ability to select and monitor subadvisers; (b) VIA’s ability to provide the services necessary to monitor each subadviser’s compliance with the applicable Fund’s respective investment objective(s), policies and restrictions, as well as to provide other oversight activities, including with respect to Fund performance, monitoring of each Fund’s discounts, distributions, and leverage rates; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Committee and the Board also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to continue to provide a high level and quality of services to the Funds; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Funds; (e) VIA’s supervision of the Funds’ other service providers; and (f) VIA’s risk management processes. It was noted that an affiliate of VIA serves as administrator to the Funds. The Committee and the Board also took into account their knowledge of VIA’s

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
management and the quality of the performance of VIA’s duties, as well as information from the Funds’ Chief Compliance Officer regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
 With respect to the services provided by the Subadviser, the Committee and the Board considered information provided by the Subadviser, as well as information provided throughout the past year. The Committee and the Board noted that the Subadviser provided to NFJ portfolio management, compliance with NFJ’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Committee and the Board also noted that VIA’s and the Subadviser’s management of NFJ must be carried out in accordance with NFJ’s investment objective, policies and restrictions. The Committee and the Board considered the Subadviser’s portfolio management services, including: (a) the scope of its operations; (b) its portfolio management capabilities; (c) the breadth and depth of its management, investment and research personnel; and (d) the various support services that it provides to NFJ. The Committee and the Board considered the investment management process and strategies employed by the Subadviser, and experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to NFJ. The Committee and the Board also considered: (a) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (b) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Committee and the Board also took into account the Subadviser’s risk assessment and monitoring process. The Committee and the Board noted the Subadviser’s regulatory history, including the fact that the Subadviser was not currently involved in any regulatory actions, investigations or material litigation.
 Investment Performance
 The Committee and the Board considered performance reports and discussions at meetings of the Board and its committees throughout the year, as well as a report (the “Broadridge Report”) for the Funds prepared by Broadridge Financial Solutions, Inc., an independent third-party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented each Fund’s performance relative to a peer group of other closed-end funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Committee and the Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Fund’s performance. The Committee and the Board noted that the Board and its Performance Committees also review on a quarterly basis detailed information about each Funds’ performance results and attribution, as well as the subadvisers’ investment strategies. The Committee and the Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the subadvisers. The Committee and the Board also took into account discussions with management regarding factors that contributed to the performance of each Fund.
 The Committee and the Board considered, among other performance data, the information set forth below with respect to the performance of each Fund for the period ended June 30, 2022.
AIO . The Board noted that the Fund outperformed the median of its Performance Universe and underperformed its benchmark for the year-to-date and 1-year periods.
CBH . The Board noted that the Fund outperformed the median of its Performance Universe and outperformed its benchmark for the year-to-date and 1-year periods and underperformed the median of its Performance Universe and underperformed its benchmark for the 3- and 5-year periods.
NCV . The Board noted that the Fund underperformed the median of its Performance Universe and underperformed its benchmark for the year-to-date, 1-, 3-, 5- and 10-year periods.
NCZ . The Board noted that the Fund underperformed the median of its Performance Universe and underperformed its benchmark for the year-to-date, 1-, 3-, 5- and 10-year periods.
ACV . The Board noted that the Fund underperformed the median of its Performance Universe and underperformed its benchmark for the year-to-date and 1-year periods and outperformed the median of its Performance Universe and outperformed its benchmark for the 3- and 5-year periods.
NFJ . The Board noted that the Fund underperformed the median of its Performance Universe and underperformed its benchmark for the year-to-date, 1-, 3-, 5- and 10-year periods.
NIE . The Board noted that the Fund underperformed the median of its Performance Universe for the year-to-date, 1-year and 10-year periods and outperformed the median of its Performance Universe for the 3- and 5-year periods. The Board also

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
noted that the Fund outperformed its benchmark for the year-to-date and 1-year periods and underperformed its benchmark for the 3-, 5- and 10-year periods.
 The Committee and the Board also considered management’s discussion about the reasons for, or actions taken to address, each Fund’s underperformance, as applicable, relative to its peer group or benchmark. The Board also considered that the Funds had changed subadvisers during the performance period shown, so that some of the performance shown was that of a prior subadviser. The Committee and the Board also considered the distribution rates for each Fund relative to peers.  With respect to CBH, the Committee and Board considered VIA’s representations regarding the Fund’s portfolio positioning given that the Fund’s term ends in 2024 unless extended by the Board. After reviewing these and related factors, the Committee and the Board concluded that each Fund’s overall performance, the reasons discussed for each Fund’s underperformance, as applicable, and/or actions taken by VIA and/or the Subadviser to address the underperformance, as applicable, were satisfactory.
Management Fees and Total Expenses
 The Committee and the Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons of each Fund’s contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”). In comparing each Fund’s net management fee to that of comparable funds, the Committee and the Board noted that in the materials presented by management such fee was comprised of advisory and administration fees, which may not be the case for all peer funds included in the Expense Universe.  As a result, the Committee and the Board reviewed and considered the total expense levels as well as the management fees relative to the Expense Universe. The Committee and the Board also noted that each Fund had an expense cap in place to limit the total expenses incurred by the Fund and its shareholders. The Committee and the Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Committee and the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee and the services provided, respectively, by VIA and the subadvisers. The Committee and the Board also considered the fee rates payable by comparable accounts managed by the Subadviser. They also considered recent changes in the capital structure for NCV and NCZ, respectively. With respect to the fees and expenses related to each Fund’s use of leverage, the Committee and Board considered the conflicts of interest involved in the use of leverage by the Funds in that VIA’s advisory fee is based on the assets managed.
 In addition to the foregoing, the Committee and the Board considered, among other data, the information set forth below with respect to each Fund’s fees and expenses. In each case, the Committee and the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe.
 AIO. The Committee and the Board considered that the Fund’s gross management fee was above the median of the Expense Universe and net total expenses after waivers were below the median of the Expense Universe.
CBH. The Committee and the Board considered that the Fund’s gross management fee was above the median of the Expense Universe and net total expenses after waivers were below the median of the Expense Universe.
NCV . The Committee and the Board considered that the Fund’s gross management fee was above the median of the Expense Universe and net total expenses after waivers were below the median of the Expense Universe.
NCZ. The Committee and the Board considered that the Fund’s gross management fee was above the median of the Expense Universe and net total expenses after waivers were below the median of the Expense Universe.
ACV . The Committee and the Board considered that the Fund’s gross management fee and net total expenses after waivers were above the median of the Expense Universe.
NFJ . The Committee and the Board considered that the Fund’s gross management fee was equal to the median of the Expense Universe and net total expenses after waivers were below the median of the Expense Universe.
NIE. The Committee and the Board considered that the Fund’s gross management fee and net total expenses after waivers were below the median of the Expense Universe.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
Profitability
 The Committee and the Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Committee and the Board considered information regarding the overall profitability of VIA for its management of the Funds, as well as its profits and those of its affiliates including the Subadviser and administrator. In addition to the fees paid to VIA and its affiliates, including the Subadviser and administrator, the Committee and the Board considered other benefits derived by VIA or its affiliates from their relationships with the Funds. The Committee and the Board reviewed the methodology used to allocate costs to the Funds, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Committee and the Board concluded that the profitability to VIA and its affiliates from each Fund was within a reasonable range in light of the quality of the services rendered to the Funds by VIA and its affiliates, and other factors considered.
 In considering the profitability to the Subadviser in connection with its relationship to NFJ, the Committee and the Board noted that the fee payable under the Subadvisory Agreement is paid by VIA out of the fee that VIA receives under the Advisory Agreement, and not by NFJ. In considering the fee payable by VIA to the Subadviser, the Committee and the Board noted that, because the Subadviser is an affiliate of VIA, its profitability should be considered as part of the profitability of VIA and, therefore, the Committee and the Board considered the profitability of VIA and the Subadviser together. For each of the above reasons, the Committee and the Board concluded that the separate profitability to the Subadviser and its affiliates from their relationships with NFJ was not a material factor in approval of the Subadvisory Agreement.
 Economies of Scale
 The Committee and the Board considered the extent to which economies of scale would be realized as the Funds’ assets grow, and whether the fee levels reflect these economies of scale for the benefit of Fund shareholders. The Committee and the Board noted that economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Funds typically do not have the ability to increase substantially their asset base as do open-end funds.
 The Committee and the Board also considered the advisory fee rate in relation to the current asset size of each respective Fund, and whether any economies of scale exist at that size. The Board also noted that VIA had agreed to implement an extension of each Fund’s expense cap through January 31, 2024. The Board concluded that, given the Funds’ closed-end structure, no changes to the Funds’ advisory and subadvisory fee structures were necessary or advisable at this time. The Committee and the Board agreed that it would be appropriate to monitor this matter in the event that the assets of the Funds were to increase substantially via a secondary or rights offering, capital appreciation, reinvested dividends, the use of increased leverage or some other means.
Other Factors
 The Committee and the Board considered information regarding potential “fallout” or ancillary benefits that may be realized by VIA, the Subadviser and their respective affiliates as a result of their relationships with the Funds. The Board noted that an affiliate of VIA provides administrative services to the Funds. The Committee and the Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VIA, there are no other direct benefits received by the Subadviser or VIA in providing investment advisory services to NFJ, other than the fees earned under the respective Agreement.
 The Committee and the Board concluded that potential “fallout” benefits that VIA and the Subadviser may receive, such as greater name recognition or increased ability to obtain research and brokerage services, as applicable, may, in some cases, benefit the Funds.
Conclusion
 After considering all factors that it considered relevant, the Board, including a majority of the Independent Trustees, approved the applicable Agreements with respect to each Fund.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and Officers of the Funds as of the date of the issuance of this report is set forth below. The address of each individual, unless otherwise noted, is c/o Virtus Funds, One Financial Plaza, Hartford, CT 06103.
Independent Trustees(1)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McLoughlin, Philip R.(2)
YOB: 1946
Trustee and Chairman of the Board
Served Since:
AIO, NCZ, ACV, NFJ and NIE (Trustee since 2021; Chairman since 2023)
CBH and NCV (Trustee since 2022; Chairman since 2023)
106 Portfolios	Private investor since 2010.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios), Virtus Strategy Trust (8 portfolios), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (2021), Virtus Convertible & Income 2024 Target Term Fund and Virtus Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (57 portfolios).
Cogan, Sarah E. YOB: 1956 Served Since: 2019 (all Funds) 103 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios) and Virtus Global Multi-Sector Income Fund; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (since 2019), PIMCO Closed-End Funds(3) (26 portfolios).
DeCotis, Deborah A. YOB: 1952 Served Since: NCV, NCZ, NFJ and NIE (since 2011) ACV (since 2015) CBH (since 2017) AIO (since 2019) 103 Portfolios	Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Diversified Income Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2011), Virtus Strategy Trust (8 portfolios); Trustee (since 2011), Virtus Convertible Income Fund, Virtus Convertible Income Fund II, Virtus Equity Convertible Income Fund, and Virtus Dividend, Interest Premium Strategy Fund; and Trustee (since 2011), PIMCO Closed-End Funds(3) (26 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Drummond, F. Ford YOB: 1962 Served Since: NIE, NFJ, ACV, NCV and NCZ (since 2015) CBH (since 2017) AIO (since (2019) 103 Portfolios	President (since 1998), F.G. Drummond Ranches, Inc.; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly, Chairman, Oklahoma Nature Conservancy (2019 to 2020); Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Trustee (since 2014), Frank Phillips Foundation; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund; Director (since 2021),Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (8 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).
McNamara, Geraldine M.(4) YOB: 1951 Served Since: AIO and NIE (Trustee since 2023) CBH, NCV, NCZ, ACV and NFJ (Advisory Member since 2023) 106 Portfolios	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since 2023), Virtus Artificial Intelligence & Technology Opportunities Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since 2023), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016) Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (57 portfolios).
Rappaport, Alan(2)
YOB: 1953
Trustee (for the dates listed below) and former Chairman of the Board (2019 to 2023)
Served Since:
NIE and NFJ (since 2010)
ACV (since 2015)
NCV and NCZ (since 2010)
CBH (since2017)
AIO (since 2019)
7 Portfolios	Director (since 2013), Victory Capital Holdings, Inc., an asset management firm. Formerly, Adjunct Professor (2011 to 2020), New York University Stern School of Business; Lecturer (2013 to 2020), Stanford University Graduate School of Business; Trustee (2005-2015), American Museum of Natural History; and Trustee and Member of Board of Overseers (2007-2015), NYU Langone Medical Center; and Advisory Director (formerly, Vice Chairman) (2009-2018), Roundtable Investment Partners.	Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Diversified Income & Convertible Fund; Trustee (since 2010), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (since 2010), PIMCO Closed-End Funds(3) (26 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Walton, R. Keith(5) YOB: 1964 Served Since: AIO, NCV, ACV and NIE (Trustee since 2022) CBH, NCZ and NFJ (Advisory Member since 2022) 103 Portfolios	Senior Adviser (since 2022), Brightwood Capital LLC; Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.	Trustee (since 2022) and Advisory Board Member (January 2022 to July 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus Diversified Income & Convertible Fund; Advisory Board Member (since 2022), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund II and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (57 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2022 (all funds) 103 Portfolios	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (57 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee(6)
The individual listed below is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.
Name, Year of Birth, Length of Time Served, and Number of Funds Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2021 (all funds) 109 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005).	Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (6 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (57 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
(1)“Independent Trustees” are those Trustees who are not “interested persons”, (as defined in Section 2(a)(19) of the 1940 (Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds.
(2)Effective March 3, 2023, Mr. Rappaport stepped down as Chairman of the Board and Mr. McLoughlin was appointed as Chairman of the Board.
(3)PIMCO Closed-End Funds are not part of the Virtus’ Fund Complex: PIMCO Access Income Fund; PIMCO California Flexible Municipal Income Fund; PIMCO California Municipal Income Fund; PIMCO California Municipal Income Fund II; PIMCO California Municipal Income Fund Ill; PIMCO Municipal Income Fund; PIMCO Municipal Income Fund II; PIMCO Municipal Income Fund III; PIMCO New York Municipal Income Fund; PIMCO New York Municipal Income Fund II; PIMCO New York Municipal Income Fund Ill; PIMCO Energy and Tactical Credit Opportunities Fund; PCM Fund, Inc.; PIMCO Corporate & Income Strategy Fund; PIMCO Corporate & Income Opportunity Fund; PIMCO Dynamic Income Fund; PIMCO Dynamic Income Opportunities Fund; PIMCO Global StocksPLUS® & Income Fund; PIMCO High Income Fund; PIMCO Income Strategy Fund; PIMCO Income Strategy Fund II; PIMCO Managed Accounts Trust (5 portfolios); PIMCO Strategic Income Fund, Inc.; PIMCO Flexible Credit Income Fund; PIMCO Flexible Emerging Markets Income Fund; and PIMCO Flexible Municipal Income Fund.
(4)Effective January 1, 2023, Ms. McNamara was appointed as a Trustee of Virtus Artificial Intelligence & Technology Opportunities Fund (“AIO”) and Virtus Equity & Convertible Income Fund (“NIE”) and an Advisory Board Member of Virtus Convertible & Income 2024 Target Term Fund (“CBH”), Virtus Convertible & Income Fund (“NCV”), Virtus Convertible & Income Fund II (“NCZ”), Virtus Diversified Income & Convertible Fund (“ACV”) and Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”).
(5)Effective July 12, 2022, Mr. Walton was appointed as a Trustee of AIO, NCV and NIE.
(6)Mr. Aylward is an “Interested Person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with the Investment Manager and its affiliates.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Officers of the Trust Who Are Not Trustees
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2021).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President, Chief Financial Officer and Treasurer (since 2021).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board.
Branigan, Timothy YOB: 1976	Vice President and Fund Chief Compliance Officer (since 2022) and Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022).	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2022) and Vice President and Assistant Secretary (2021 to 2022).	Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Hackett, Amy YOB: 1968	Vice President and Assistant Treasurer (since 2021).	Vice President, Fund Services (since 2010) and Assistant Vice President, Fund Services (2007 to 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2007) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Krishnan, Suneeta YOB: 1965	Vice President and Assistant Treasurer (since 2021)	Vice President, Mutual Fund Administration (since 2017), and Assistant Treasurer, Mutual Fund Administration (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2009) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Rahman, Mahmood YOB: 1967	Assistant Vice President (since 2021).	Assistant Vice President and Tax Director, Fund Administration (since 2020), Virtus Investment Partners, Inc.; Assistant Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Assistant Treasurer and Tax Director, Grantham, Mayo, Van Otterloo & Co. LLC (2007 to 2019).
Short, Julia R. YOB: 1972	Senior Vice President (since 2021).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.
Thaker, Nikita K. YOB: 1978	Vice President, Controller and Assistant Treasurer (since 2021)	Vice President, Mutual Fund Administration (since 2021) and Assistant Vice President, Mutual Fund Administration (2016 to 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2013) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

THIS PAGE INTENTIONALLY BLANK.

Trustees
Philip R. McLoughlin, Chairman of the Board of Trustees
George R. Aylward
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
Alan Rappaport
Brian T. Zino
Geraldine M. McNamara, Advisory Member (CBH/NCV/NCZ/ACV/NFJ) and Trustee (AIO/NIE)
R. Keith Walton, Advisory Member (CBH/NCZ/NFJ) and Trustee (AIO/NCV/ACV/NIE)
Officers
George R. Aylward, President and Chief Executive Officer
Peter J. Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Transfer Agent, Dividend Paying Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Shareholder Services	1-866-270-7788
Website	Virtus.com
Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

Computershare Investor Services
P. O. Box 43078
Providence, RI 02940-3078
For more information about Virtus Closed-End Funds,
please contact us at 1-866-270-7788 or closedendfunds@virtus.com, or visit Virtus.com.
8559	03-23

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

As of the end of the period covered by the report, the Registrant’s Board of Trustees had determined that Brian T. Zino possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Mr. Zino is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not Applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $42,525 for 2023 and $40,500 for 2022.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $1,424 for 2023 and $3,501 for 2022. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $27,717 for 2023 and $14,950 for 2022.

“Tax Fees” are those primarily associated with review of the Fund’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Fund’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Fund, periodic discussion with management on tax issues affecting the Fund, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2022.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Virtus Dividend, Interest & Premium Strategy Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PricewaterhouseCoopers LLP. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of, and ratifies, each service approved at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $27,717 for 2023 and $18,451 for 2022.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee. Effective January 1, 2023, the members of the audit committee were Sarah E. Cogan, Deborah A. DeCotis, F. Ford Drummond, Philip R. McLoughlin, Alan Rappaport, and Brian T. Zino. From January 1, 2022 to December 31, 2022, the members of the audit committee were Sarah E. Cogan, Deborah A. DeCotis, F. Ford Drummond, James S. MacLeod, Philip R. McLoughlin, William B. Ogden IV, Alan Rappaport and Brian T. Zino. R. Keith Walton also served as an advisory member of the audit committee during the period covered by the report. Geraldine M. McNamara also served as an advisory member of the audit committee effective January 1, 2023.

(b)	Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has adopted a Policy Regarding Proxy Voting (the “Policy”) stating the Fund’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund or its voting delegates will endeavor to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund or its voting delegates must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

In the absence of a specific direction to the contrary from the Board, the Adviser or the subadviser that is managing the Fund is responsible for voting proxies for such fund, or for delegating such responsibility to a qualified, independent organization engaged by the Adviser or respective subadviser to vote proxies on its behalf. The applicable voting party will vote proxies in accordance with the Policy or its own policies and procedures, which must be reasonably designed to further the best economic interests of the affected fund shareholders. Because the Policy and the applicable voting party’s policies and procedures used to vote proxies for the funds both are designed to further the best economic interests of the affected fund shareholders, they are not expected to conflict with one another although the types of factors considered by the applicable voting party under its own policies and procedures may be in addition to or different from the ones listed below for the Policy.

The Policy specifies the types of factors to be considered when analyzing and voting proxies on certain issues when voting in accordance with the Policy, including, but not limited to:

•	Anti-takeover measures – the overall long-term financial performance of the target company relative to its industry competition.

•	Corporate Governance Matters – tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with changes in capital structure.

•	Contested elections – the qualifications of all nominees; independence and attendance record of board and key committee members; entrenchment devices in place that may reduce accountability.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•

Shareholder proposals – whether the proposal is likely to enhance or protect shareholder value; whether identified issues are more appropriately or effectively addressed by legal or regulatory changes; whether the issuer has already appropriately addressed the identified issues; whether the proposal is unduly burdensome or prescriptive; whether the issuer’s existing approach to the identified issues is comparable to industry best practice.

The Fund and its voting delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, subadviser, other voting delegate, Distributor, or any affiliated person of the Fund, on the other hand.

Depending on the type and materiality, the Board or its delegates may take the following actions, among others, in addressing any material conflicts of interest that arise with respect to voting (or directing voting delegates to vote): (i) rely on the recommendations of an established, independent third party proxy voting vendor; (ii) vote pursuant to the recommendation of the proposing delegate; (iii) abstain; (iv) where two or more delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing delegate; (v) vote shares in the same proportion as the vote of all other shareholders of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest. The Policy requires each Adviser/subadviser that is a voting delegate to notify the Chief Compliance Officer of the Fund (or, in the case of a subadviser, the Chief Compliance Officer of the Adviser) of any actual or potential conflict of interest that is identified, and provide a recommended course of action for protecting the best interests of the affected fund’s shareholders. No Adviser/subadviser or other voting delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board (or the Executive Committee thereof) or the Chief Compliance Officer of the Fund.

The Policy further imposes certain record-keeping and reporting requirements on each Adviser/subadviser or other voting delegate.

Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended September 30 will be available, no later than August 31 of each year, free of charge by calling, toll-free, 800.243.1574, or on the SEC’s Web site at www.sec.gov.

Following is information about the policies and procedures followed by each subadviser to the Fund in voting proxies for the Fund.

Voya Investment Management Co. LLC (“Voya Investment Management”)

Voya Investment Management has adopted proxy voting policies, procedures and guidelines in an effort to ensure proxies are voted in the best interests of its clients and the value of the investment, and to address any real or perceived conflicts of interest in proxy voting. Proxies of the Funds will be voted subject to Voya Investment Management’s policy. Voya Investment Management’s Proxy Committee oversees the implementation of Voya Investment Management’s proxy voting procedures and guidelines including potential conflicts of interest. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, Voya Investment Management’s Compliance Committee oversees the implementation of the Fund’s proxy voting procedures and guidelines.

NFJ Investment Group, LLC (“NFJ Investment Group”)

NFJ has a Proxy Committee (“Proxy Committee”) that is responsible for establishing policies and procedures designed to enable NFJ to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and funds. Annually (or more often as needed), the Proxy Committee will review, reaffirm and/or amend guidelines, strategies and proxy policies for all client accounts, funds and product lines.

NFJ votes all shares per the NFJ Proxy Guidelines unless the client chooses custom guidelines. In the case that a ballot item is not covered under the policy or is coded as case-by-case in NFJ’s guidelines, a research analyst or portfolio manager will review the available information and will utilize such information, along with his knowledge of the company, to make a vote recommendation to the Proxy Committee. The Proxy Committee members consider the information and recommendation, and will then vote on that ballot item. As reflected in the NFJ Proxy Policy, the Proxy Committee will affirmatively vote proxies for proposals that it deems to be in the best economic interest of its clients, as a whole, as shareholders and beneficiaries of those actions.

Due to NFJ’s diverse client base, product lines, and affiliations, NFJ’s Proxy Committee may determine a potential conflict exists in connection with a proxy vote based on applicable SEC guidelines. For these situations, the Committee will determine how to address the conflict and that may include voting strictly in accordance with policy and/or allowing the third party service provider to vote in accordance with its guidelines. Additional conflicts of interests will be evaluated by the Committee on an individual basis. Although NFJ does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

NFJ utilizes the services of Institutional Shareholder Services, Inc. as its agent in the provision of certain administrative, clerical, functional recordkeeping, and support services related to NFJ’s proxy voting processes/ procedures, which include, but are not limited to:

(1) The collection of proxy material from its clients’ custodians;

(2) The facilitation of proxy voting, reconciliation, and disclosure, in accordance with NFJ’s Proxy Policy and the Proxy Committee’s direction;

and

(3) Recordkeeping and voting record retention.

A complete copy of NFJ’s current Proxy Voting Policies and Procedures may be obtained on NFJ’s website at http://www.nfjinv.com/.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)    As of the date of filing this report, the following individuals have primary responsibility for the day-to-day implementation of the Virtus Dividend, Interest & Premium Strategy Fund (“NFJ” or the “Fund”):

Voya Investment Management

Justin M. Kass, CFA

Senior Managing Director, Chief Investment Officer, Co-Head of Income & Growth

Industry start date: 1998

Start date as fund Portfolio Manager: 2021

Justin Kass is chief investment officer, co-head of income and growth at Voya Investment Management. Prior to joining Voya, he was a portfolio manager, managing director, CIO and co-head of U.S. income and growth strategies at Allianz Global Investors, where he held portfolio management, research, and trading responsibilities for the income and growth strategies team.

Prior to that at Allianz Global Investors, Mr. Kass held portfolio manager responsibilities for the U.S. convertible strategy and was a lead portfolio manager for the income and growth strategy since its inception. In that role, he was responsible for managing multiple closed-end and open-end mutual funds.

Mr. Kass earned a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management. He is a CFA® Charterholder. He began his career in the investment industry in 1998.

Michael E. Yee

Managing Director, Lead Portfolio Manager – Income & Growth

Industry start date: 1994

Start date as fund Portfolio Manager: 2022

Michael Yee is a lead portfolio manager, income and growth at Voya Investment Management. Prior to joining Voya, Mr. Yee was a portfolio manager and managing director at Allianz Global Investors, where he held portfolio management, research and trading responsibilities for the income and growth strategies team. He also served as a lead portfolio manager for the income and growth strategy since inception and was responsible for managing multiple closed-end and open-end mutual funds.

Prior to that, Mr. Yee was an analyst for the global and systematic team with responsibilities focused on U.S. large cap equity strategies and worked in global portfolio administration and client service.

Previously, he was a financial consultant for Priority One Financial/Liberty Foundation.

Mr. Yee earned a B.S. from the University of California, San Diego, and an M.B.A. from San Diego State University. He began his career in the investment industry in 1994.

Ethan Turner, CFA

Vice President, Portfolio Manager – Income & Growth

Industry start date: 2005

Start date as fund Portfolio Manager: 2023

Ethan Turner is a portfolio manager, income and growth, at Voya Investment Management. Mr. Turner joined the firm following Voya’s acquisition of the substantial majority of Allianz Global Investors U.S. business, where he was an analyst and vice president with research responsibilities for the income and growth strategies team. Prior to that at Allianz, he was a trading assistant.

Prior to joining Allianz, Mr. Turner was a lead analyst covering the financial sector at Relational Investors and a financial analyst at Sunstone Hotel Investors.

Mr. Turner earned a B.S. from San Diego State University and an M.B.A. from the Anderson School of Management at the University of California, Los Angeles. He is a CFA® charterholder. Mr. Turner began working in the investment industry in 2005.

NFJ Investment Group

John R. Mowrey, CFA

Executive Managing Director, Chief Investment Officer, Senior Portfolio Manager/Analyst

Industry start date: 2007

Start date as fund Portfolio Manager: 2017

John Mowrey is an executive managing director, senior portfolio manager/analyst, and chief investment officer of NFJ Investment Group, an affiliate of Virtus Investment Partners. Mr. Mowrey is responsible for the overall investment policy for all value equity portfolios, hiring new talent, and building out the team’s investment capabilities.

Mr. Mowrey joined NFJ in 2007 and has been quoted and featured in a number of national publications, including Barron’s, Kiplinger’s, and MarketWatch, and has been a featured guest on CNBC.

Mr. Mowrey earned a B.A. in political science from Rhodes College and an M.B.A. from Southern Methodist University. He is a Chartered Financial Analyst® (CFA®) charterholder. He began his career in the investment industry in 2007.

R. Burns McKinney, CFA

Managing Director, Senior Portfolio Manager/Analyst

Industry start date: 1996

Start date as fund Portfolio Manager: 2017

R. Burns McKinney is a managing director and senior portfolio manager/analyst with NFJ Investment Group, an affiliate of Virtus Investment Partners.

Prior to joining NFJ in 2006, Mr. McKinney was an equity analyst at Evergreen Investments, an investment-banking analyst at Alex. Brown & Sons, a vice president in equity research at Merrill Lynch, and an equity analyst at Morgan Stanley. He has been quoted and featured in a number of national publications, including the Wall Street Journal and Barron’s, and has been a featured guest on CNBC and Bloomberg TV.

Mr. McKinney earned a B.A. in economics from Dartmouth College and an M.B.A. from The Wharton School, The University of Pennsylvania. He is a Chartered Financial Analyst® (CFA®) charterholder. He began his career in the investment industry in 1996.

Thomas Oliver, CFA, CPA

Managing Director, Senior Portfolio Manager/Analyst

Industry start date: 1995

Start date as fund Portfolio Manager: 2017

Thomas Oliver is a managing director and senior portfolio manager/analyst with NFJ Investment Group, an affiliate of Virtus Investment Partners.

Prior to joining NFJ in 2005, Mr. Oliver was a manager of corporate reporting at Perot Systems and an auditor at Deloitte & Touche.

Mr. Oliver earned a B.B.A. and an M.B.A. from the University of Texas. He is a Chartered Financial Analyst® (CFA®) charterholder and has his Certified Public Accountant (CPA) designation. He began his career in the investment industry in 1995.

Kris P. Marca, CFA

Director, Portfolio Manager/Research Analyst

Industry start date: 2003

Start date as fund Portfolio Manager: 2021

Kris Marca is a director and portfolio manager/research analyst at NFJ Investment Group, an affiliate of Virtus Investment Partners.

Prior to joining NFJ in 2011, Mr. Marca was on the equity derivatives desk at HBK Capital Management.

Mr. Marca earned a B.A. in biology from the University of Texas and an M.B.A. from Texas Christian University. He is a Chartered Financial Analyst® (CFA®) charterholder. He began his career in the investment industry in 2003.

(a) (2) Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of January 31, 2023 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (in millions)
Justin M. Kass	Registered Investment Companies:	8	$9,975	0	0
	Other Pooled Investment Vehicles:	11	45,991	0	0
	Other Accounts:	7	1,496	0	0
Michael E. Yee	Registered Investment Companies:	7	9,152	0	0
	Other Pooled Investment Vehicles:	8	44,058	0	0
	Other Accounts:	6	1,399	0	0
Ethan Turner	Registered Investment Companies:	8	9,584	0	0
	Other Pooled Investment Vehicles:	1	89	0	0
	Other Accounts:	4	1,144	0	0
John R. Mowrey	Registered Investment Companies:	6	2,478	0	0
	Other Pooled Investment Vehicles:	2	1,086	0	0
	Other Accounts:	51	3,177	0	0
R. Burns McKinney	Registered Investment Companies:	5	1,235	0	0
	Other Pooled Investment Vehicles:	2	1,086	0	0
	Other Accounts:	38	2,786	0	0
Thomas Oliver	Registered Investment Companies:	4	1,126	0	0
	Other Pooled Investment Vehicles:	2	1,086	0	0
	Other Accounts:	50	3,010	0	0
Kris Marca	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	1	1,053	0	0
	Other Accounts:	0	0	0	0

Potential Conflicts of Interest for Voya Investment Management portfolio managers

Potential Conflicts of Interest for NFJ Investment Group portfolio managers

*	NFJ Investment Group is an indirect, wholly-owned subsidiary of Virtus Investment Partners.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser/subadviser may have in place that could benefit the Fund and/or such other accounts. The Board of Directors has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each adviser/subadviser is required to certify its compliance with these procedures on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of the Fund and the investment strategy of other accounts managed by the portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

(a)(3) As of January 31, 2023, the following explains the compensation structure of each individual employed by Voya Investment Management and NFJ Investment Group who share primary responsibility for day-to-day portfolio management of the Fund:

Compensation Structure for Voya Investment Management

Voya Investment Management’s compensation philosophy is to align compensation closely with performance and to leverage the variable side of the compensation equation. Annually, Voya Investment Management participates in comprehensive industry surveys and compares the relevant data to ensure that its compensation plans remain competitive. Key investment professionals such as portfolio managers and traders are paid competitive base salaries, are eligible for discretionary bonuses, and generally participate in Voya Investment Management’s long-term compensation program.

Bonus Program. The overall design of the annual incentive plan for investment professionals was developed to tie pay to both portfolio performance and profitability and is structured to drive performance and promote retention of top talent. Individual bonus target awards are based on external market data and internal comparators.

Investment performance is measured on both relative and absolute performance in all areas, and performance goals are set to appropriately reflect requirements for the investment team. The results for overall Voya IM LLC include a review of firm profitability, team performance and the investment professional’s individual performance, all of which influence the outcome of the discretionary bonus award recommendation process. The measures for each team are reviewed annually by Voya Investment Management’s executive management, and include the measures of investment performance versus benchmark and peer groups over one-, three- and five-year periods, as well as contributions to Voya Investment Management’s revenue growth and profitability.

Discretionary bonuses for non-investment professionals are structured similarly. The annual incentive bonus may be subject to deferral into a long-term compensation plan, as determined by the plan in effect at the time of payment.

Long-term Compensation. Voya Investment Management’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants are eligible to receive annual awards determined by the Executive Leadership Team based largely on investment performance and their contribution to firm performance. Plan awards are based on the current year’s performance as defined by Voya Investment Management’s component of the annual incentive plan. Awards may include a combination of performance share units, restricted stock units, and/or a notional investment in a predefined set of Voya mutual funds. Awards are subject to a time-based vesting schedule.

Compensation Structure for NFJ Investment Group

Virtus and certain of its affiliated investment management firms, including NFJ Investment Group (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval.

Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs and mutual fund investments that appreciate or depreciate in value based on the returns of one or more mutual funds managed by the investment professional. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. (Current benchmarks and/or peer groups are indicated in the table below.) Performance of the Funds managed is generally measured over one-, three- and five-year periods and an individual manager’s participation is based on the performance of each Fund/account managed.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

(a)(4)    The following summarizes the dollar range of securities each portfolio manager for the Fund beneficially owned of the Fund that he managed as of January 31, 20223.

Virtus Dividend, Interest & Premium Strategy Fund

Portfolio Manager	Fund Ownership
Michael Yee	None
Justin Kass	None
Ethan Turner	None
John R. Mowrey	$10,000-15,000
Thomas Oliver	$50,001-100,000
R. Burns McKinney	None
Kris Marca	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	A copy of the Registrant’s notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid for the six months ended January 31, 2023 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Dividend, Interest & Premium Strategy Fund

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date 4/5/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date 4/5/23

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date 4/5/23

*	Print the name and title of each signing officer under his or her signature.